As filed with the Securities and Exchange Commission on June 5, 2020

Securities Act File No. 333-[_____] Investment Company Act File No. 811-22312

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	PRE-EFFECTIVE AMENDMENT NO. ______

☐	POST-EFFECTIVE NO. ______

AND/OR
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	AMENDMENT NO. 14

_________________________

ACAP STRATEGIC FUND
(Exact Name of Registrant as Specified in Charter)
350 Madison Avenue, 20th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 716-6840
(Registrant’s Telephone Number, including Area Code)
_________________________

Jennifer Shufro
SilverBay Capital Management LLC
350 Madison Avenue, 20th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☒

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement

It is proposed that this filing will become effective (check appropriate box):

☐   when declared effective pursuant to section 8(c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

☒	immediately upon filing pursuant to paragraph (b)
☐	on [_________] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement or the same offering is – ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

PROPOSED
		MAXIMUM	PROPOSED
	AMOUNT	OFFERING	MAXIMUM	AMOUNT OF
TITLE OF SECURITIES	BEING	PRICE PER	AGGREGATE	REGISTRATION
BEING REGISTERED	REGISTERED	SHARE	OFFERING PRICE	FEE
Shares of Beneficial Interest	133,274,100[1]	$22.51	$3,000,000,000	$389,400
____________________

[1]	Estimated solely for the purpose of calculating the registration fee based on the net asset value per share of the Registrant’s Class A Shares on May 26, 2020.

June 5, 2020

Shares of Beneficial Interest

Class A Shares
Class W Shares

ACAP Strategic Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund operates as a diversified investment company and as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% - 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter (as described on page iii). SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”).

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The Fund may also generate leverage through engaging in securities lending. Short sales, swaps and the use of leverage (either directly or through securities lending) are speculative investment practices and involve a high degree of risk. (See “Principal Risk Factors — Leverage & Borrowings Risk” and “— Securities Lending Risk.”)

The Fund has no plans to list its shares of beneficial interest (“shares”) on any securities exchange, and there is no assurance that any secondary market will develop for shares. Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor’s account with the Underwriter or a Selling Agent (each as defined on the next page) and, except for certain circumstances, may only be transferred to persons who are “Qualified Investors” (as described on page iii).

This prospectus (the “Prospectus”) sets forth concisely the information about the Fund that a prospective investor should know before investing. You are advised to read this Prospectus carefully and to retain it for future reference. A statement of additional information (“SAI”) dated June 5, 2020, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 50 of this Prospectus), the Fund’s annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by writing to ACAP Strategic Fund, 350 Madison Avenue, 20th Floor, New York, NY 10017 or by calling collect (212) 716-6840 (the Fund does not maintain an Internet Website). You also may obtain a copy of the SAI (as well as material incorporated by reference and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

INVESTING IN SHARES INVOLVES A HIGH DEGREE OF RISK. (SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 16.)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BREAKWATER GROUP DISTRIBUTION SERVICES, LLC

Underwriter

(CONTINUED FROM COVER PAGE)

____________________

	Class A Shares	Class W Shares
Total Offering Amount (1)	$3,000,000,000	$3,000,000,000
Maximum Sales Load (2)	3.00%	$0
Minimum Sales Load (1)(2)	0.00%	$0
Proceeds to the Fund (maximum)	$3,000,000,000	$3,000,000,000
Proceeds to the Fund (minimum)	$2,910,000,000	$3,000,000,000

(1)

The minimum initial investment in the Fund by an investor is $50,000, and the minimum subsequent investment must be at least $5,000.

In addition, Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors are able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W shares), and only as authorized by the Distributor or the Fund, Class A shares may be exchanged for Class W shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transaction shall not be considered a repurchase from the Fund triggering a Fiscal Period end for purposes of calculation of the Incentive Fee (as defined on the next page).

(2)

Class A share investors may be charged a sales load up to a maximum of 3% on the purchase price of Class A shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. (See “The Offering – Plan of Distribution.”) Any applicable sales load is charged prior to investment in the Fund such that the amount invested in the Fund is net of such sales load and the amount of such load neither constitutes an investment by the investor nor forms part of the assets of the Fund. Any applicable sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc. Sales of Class W shares not subject to a sales load.

In addition, Selling Agents (defined below) are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than 3% of the invested amount). Selling Agents may impose additional or other transaction fees/charges. Transaction fees or other transaction charges will vary among Selling Agents and each Selling Agent may vary its level of charges to each investor based on such investor’s total account size or on such other basis as determined by the Selling Agent.

Breakwater Group Distribution Services, L.L.C. (“Breakwater”, the “Underwriter” or the “Distributor”), an underwriter under the federal securities laws, serves as the underwriter of the Fund’s shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares. Breakwater has entered into a sub-distribution agreement with Foreside Fund Services, LLC, (“Foreside”) under which Foreside may retain certain unaffiliated brokers or dealers to act as Selling Agents to sell the Fund’s shares. The Adviser (or its affiliates) may also enter into agreements with registered investment advisers to allow them to transact in Class W shares on behalf of their clients (such registered investment advisers shall also be deemed “Selling Agents” as the context requires herein). The Fund reserves the right to withdraw, cancel, suspend or modify the offering of shares at any time. Shares of the Fund are offered for purchase once a month at a price equal to net asset value next determined after an order is accepted, plus a sales load (if applicable). Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Underwriter prior to the close of business (normally 5pm) on the day of the month specified by the Underwriter (typically the last business day of the month) in a written communication to the Selling Agents (and communicated by Selling Agents to their customers), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month (a “Closing Time”). At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first day of the next month following submission of an investor’s purchase order. Investors will receive written or electronic confirmation of each transaction and regular reports showing account balances. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time.

(CONTINUED FROM INSIDE FRONT COVER)

Pursuant to the distribution agreement, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees but are only available through a wrap fee program, as described above.

Shares of the Fund may be purchased only by U.S. investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.1 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence), or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended (“Qualified Investors”), as described more fully herein. In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent prior to the Closing Time. (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any purchase order for shares in whole or in part at any time. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with the Underwriter or Selling Agent. Additional information regarding the process for buying shares is set forth under “The Offering — Purchase Terms; Minimum Investment” and “Investor Qualifications and Suitability.”

Investors may not be able to sell their shares. The Fund has no plans to list its shares on any securities exchange, the Fund’s shares have no history of public trading and there is no assurance that any secondary market will develop for shares. Shares are subject to transfer restrictions, including a requirement that shares must be held in the investor’s account with the Underwriter or a Selling Agent and, except for certain circumstances, may only be transferred to persons who are Qualified Investors. Transfers of Shares to someone who is not a Qualified Investor will not be permitted, unless the transfer is: (i) by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce and (ii) to an account with a broker or dealer or registered investment adviser that has entered into a selling agreement with the Underwriter, or authorization agreement with the Adviser (or its affiliates), respectively. (See “Investor Qualifications and Suitability — Investor Suitability: Transfer Restrictions.”)

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Fund’s board of trustees and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. There can be no assurance that shareholders tendering shares for repurchase in any such offer will have all of their tendered shares repurchased by the Fund. (See “Additional Risk Factors — Repurchase Offers” and “Repurchase Offers — Oversubscribed Repurchase Offer.”)

The Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets. Additionally, following the end of each fiscal year (and whenever the Fund conducts a share repurchase offer, as described herein), the Fund pays the Adviser an incentive fee (the “Incentive Fee”) generally equal to 20% of the Fund’s net profits, subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits. For purposes of calculating the Incentive Fee, net profits will generally be determined by calculating the amount by which the net assets of the Fund as of the end of a fiscal year exceeds the net assets as of the beginning of the fiscal year (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions). For more details regarding the Incentive Fee, see “Fees and Expenses — Incentive Fee.” The Incentive Fee structure presents risks that are not present in investment funds without incentive fees. (See “Additional Risk Factors — The Incentive Fee.”) The fees paid by the Fund to the Adviser are similar to those of private investment funds, but significantly higher than those of most other registered investment companies. (See “Fees and Expenses — Management Fee” and “— Incentive Fee.”)
____________________

SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

TO ALL INVESTORS

This prospectus (the “Prospectus”) does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should rely only on information contained in this Prospectus, the Fund’s statement of additional information and exhibits filed by the Fund. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. Prospective investors should read this Prospectus carefully before investing and retain it for future reference.

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of the Fund with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1

SUMMARY OF FUND EXPENSES	12

FINANCIAL HIGHLIGHTS	14

PRINCIPAL RISK FACTORS	16

ADDITIONAL RISK FACTORS	23

THE FUND	27

USE OF PROCEEDS	27

INVESTMENT PROGRAM	28

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS	30

PERFORMANCE INFORMATION	32

MANAGEMENT OF THE FUND	32

FEES AND EXPENSES	34

THE OFFERING	36

DESCRIPTION OF SHARES	38

CERTAIN TAX MATTERS	39

INVESTOR QUALIFICATIONS AND SUITABILITY	40

REPURCHASE OFFERS	41

CALCULATION OF NET ASSET VALUE	44

DISTRIBUTION POLICY	45

CONFLICTS OF INTEREST	46

BROKERAGE	48

GENERAL INFORMATION	49

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	50

APPENDIX A: FORM OF INVESTOR CERTIFICATION	A-1

APPENDIX B: PORTFOLIO MANAGER PERFORMANCE INFORMATION	B-1

PROSPECTUS SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of ACAP Strategic Fund (the “Fund”) and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest (“shares”) in the Fund. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the “Prospectus”). An investor should review the entire Prospectus and statement of additional information (“SAI”), available upon request, before making a decision to purchase shares of the Fund.

The Fund

ACAP Strategic Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund operates as a diversified investment company. SilverBay Capital Management LLC, a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”), which is registered with the SEC as an investment adviser. Mr. Panayotis (“Takis”) Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal portfolio manager (the “Portfolio Manager”) and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since  the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s principal Portfolio Manager.

Principal Investment Strategies

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. “Growth companies” are generally considered to possess these characteristics. For purposes of the Fund’s investment program, “equity securities” means common and preferred stocks (including IPO securities and shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”)), convertible securities, stock options (call and put options), warrants and rights.

The Fund may also seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. Under circumstances when the Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Fund’s portfolio may have a “net-short bias,” where the dollar value of the short positions exceed the value of long positions. The Fund may also effect short sales for hedging purposes. Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales. (See “Principal Risk Factors — Leverage & Borrowings Risk.”) The Adviser also expects that the Fund’s investment program will make frequent use of leverage. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 1/3 percent of the Fund’s total assets. (See “Principal Risk Factors — Leverage & Borrowings Risk.”) The Fund may also generate leverage through engaging in securities lending. (See “Principal Risk Factors — Securities Lending Risk.”) Short sales, swaps (discussed below) and the use of leverage (either directly or through securities lending) are considered speculative investment practices and involve certain risks. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.

(For a more detailed discussion of the tax consequences of short sale transactions, see “Certain Tax Matters — Taxation of Short Sales.”) The Adviser may use total return swaps to gain long or short investment exposures in lieu of purchasing or selling an equity security directly. In comparison to certain direct long or short transactions, total return swap transactions can sometimes offer more advantageous financing costs and/or a more efficient means of gaining exposure to certain foreign markets where direct investment may be restricted or cost prohibitive. The use of swaps exposes the Fund to counterparty credit risk and leverage risk. (See “Principal Risk Factors —Counterparty Credit Risk” and “Leverage and Borrowings Risk.”) The Adviser may also may enter into or write options (including options on indices) to adjust or hedge its exposure to equity markets. The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization. The Fund may invest without limitation in securities of “foreign issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. The Fund’s investments in foreign companies may include companies that are located in, or conduct business in, emerging or less developed countries. These investments are typically subject to certain risks to a much greater degree than investments in developed countries. (See “Principal Risk Factors — Foreign Investment Risk” and “Principal Risk Factors—Derivatives Risk.”)

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and research to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation or depreciation, and includes consideration of the financial condition, earnings outlook, strategy, management and industry position of issuers. This analytical process involves the use of valuation models, review and analysis of published research, and, in some cases, discussions with industry experts and company visits. The Adviser also takes into account economic and market conditions.

The Adviser may, at times, focus on investments in companies which derive a major portion of their revenue directly or indirectly from business lines which benefit, or are expected to benefit, from technological events, advances or products (“Technology Companies”). Conversely, it may seek opportunities for maximum capital appreciation in the equity securities of companies that are, or may be expected to be, disadvantaged by technological events, advances or products. As a result, investments in Technology Companies may comprise a significant portion of the Fund’s portfolio. The Fund’s investment program may also include investments in the equity securities of companies in a variety of other industries and sectors.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Non-Principal Investment Practices

In addition to its principal investment strategies, the Fund may, from time to time, invest in debt securities and certain derivative instruments (in addition to the options and swaps described under “Principal Investment Strategies”), such as forward contracts, options on stock indices, currency options and structured-equity notes. During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund also invests in money market instruments for liquidity purposes. (See “Non-Principal Fund Investment Practices and Their Risks.”)

Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks. The Fund may also generate leverage through engaging in securities lending, use of short sales and entering into total return swaps. The Fund’s investment program makes frequent use of leverage. (See “Principal Risk Factors — Borrowings & Leverage Risk” and “— Securities Lending Risk.”)

Management of the Fund

The board of trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. It has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund.”)

The Adviser

The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company, serves as the investment adviser of the Fund. Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser is controlled by Alkeon.

Mr. Sparaggis, the Fund’s principal Portfolio Manager, manages other accounts in accordance with an investment strategy that is substantially similar to that of the Fund. (See “Performance Information.”)

Management Fee & Incentive Fee

In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”). The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. (Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year.) In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to four times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable. This is sometimes known as a “high water mark.” (See “Fees and Expenses — Incentive Fee.”)

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. (See “Additional Risk Factors — The Incentive Fee.”) In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies.

The Offering

Class A shares are subject to a maximum sales load and a distribution and shareholder servicing fee. Unlike Class A shares, Class W shares are not subject to any sales load or distribution and shareholder servicing fees.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3% of the purchase price (as described below). In addition, Selling Agents (defined below) are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than 3% of the invested amount). Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agents (as defined below) offering shares of the Fund.

The minimum initial investment in the Fund by an investor is $50,000. Subsequent investments must be at least $5,000. The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors are able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W shares), and only as authorized by the Distributor or the Fund, Class A shares may be exchanged for Class W shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transaction shall not be considered a repurchase from the Fund triggering a Fiscal Period end for purposes of calculation of the Incentive Fee.

Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with the Underwriter (as defined below) or a Selling Agent. In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent. (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time. The Fund also reserves the right to suspend or terminate the offering of shares at any time.

Additional information regarding the share purchase process is set forth under “Investor Qualifications and Suitability.”

Breakwater Group Distribution Services, L.L.C. (“Breakwater”, the “Underwriter” or the “Distributor”), an underwriter under the federal securities laws, serves as the underwriter of shares on a best efforts basis, pursuant to the terms of the Underwriter’s distribution agreement with the Fund, and may retain unaffiliated brokers or dealers to act as selling agents (“Selling Agents”) to assist in the distribution of shares. Alkeon, the sole member of the Adviser, is a non-managing member of Breakwater. Breakwater has also entered into a sub-distribution agreement with Foreside Fund Services, LLC (“Foreside”), under which Foreside may retain certain unaffiliated brokers or dealers to act as Selling Agents to sell the Fund’s shares. The Adviser (or its affiliates) may also enter into agreements with registered investment advisers to allow them to transact in Class W shares on behalf of their clients (such registered investment advisers shall also be deemed “Selling Agents” as the context requires herein).

Selling Agents are entitled to charge a sales load to each investor on the purchase price of Class A shares of up to 3%. The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. Any applicable sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families. Any applicable sales load is charged prior to investment in the Fund such that the amount invested in the Fund is net of such sales load and the amount of such load neither constitutes an investment by the investor nor forms part of the assets of the Fund. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

In addition, Selling Agents are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than 3% of the invested amount). Selling Agents may impose additional or other transaction fees/ charges. Transaction fees or other transaction charges will vary among Selling Agents and each Selling Agent may vary its level of charges to each investor based on such investor’s total account size or on such other basis as determined by the Selling Agent.

Distribution and Shareholder Servicing Fees

Under the terms of the distribution agreement with the Fund, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund

(the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. Class W shares are not subject to the Distribution and Shareholder Servicing Fees. (See “Fees and Expenses — Distribution and Shareholder Servicing Fees.”)

Fund Expenses

The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Underwriter pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; networking and sub-transfer agency expenses; offering expenses (including blue sky or other similar jurisdictional registration fees and governmental and self-regulatory agency filing fees); fees and disbursements of any attorneys and accountants engaged by the Fund; printing and mailing expenses of any investor communications; audit and tax preparation fees and expenses; administrative and related trade reconciliation expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses. (See “Fees and Expenses — Other Fees and Expenses of the Fund.”)

Investor Qualifications

Shares of the Fund may be purchased only by U.S. investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.1 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Advisers Act (“Qualified Investors”). (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) Shares may be held only through the Underwriter or a Selling Agent.

So long as an investor continues to satisfy the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus. However, existing investors who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares certifying that they continue to satisfy the investor qualification standard in place at the time of their initial investment.

Transfer of shares to someone who is not a Qualified Investor will not be permitted, unless the transfer is: (i) by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce and (ii) to an account with a broker or dealer or registered investment adviser that has entered into a selling agreement with the Underwriter or authorization agreement with the Adviser (or its affiliates), respectively. (See “Investor Qualifications and Suitability.”)

Investor Suitability

An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. (See “Investor Qualifications and Suitability.”)

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund makes quarterly offers to repurchase its shares, there can be no assurance that the Fund will repurchase all shares that are tendered by a shareholder in connection with any repurchase offer.

Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through the Underwriter or a Selling Agent. The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Quarterly Repurchase Offers

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.

However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. If the number of shares tendered for repurchase in any repurchase offer exceeds the number of shares that the Fund has offered to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. (See “Repurchase Offers — Oversubscribed Repurchase Offer.”) The Fund reserves the right, under Rule 23c-3(c) of the 1940 Act, to conduct a special or additional repurchase offer that is not made pursuant to its fundamental policy on repurchases under certain circumstances.

Principal Risk Factors

An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objective will be achieved. In particular, the Fund’s use of leverage (either directly through borrowings or through engaging in securities lending), short sales and derivative transactions can, in certain circumstances, result in significant losses to the Fund. The value of the Fund’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political and legal developments. The Fund may also be adversely affected by business continuity issues for companies and markets, including as a result of pandemics, such as COVID-19; cybersecurity issues, including disruptions to company operations, national and local elections and power supply and generation; and natural disasters and ecological damage.

Because the Fund primarily invests in common stocks and other equity securities, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of other investment companies. A high portfolio turnover rate (one that exceeds 100% in our view) may also result in the greater realization of capital gains, including short-term gains which are taxable to shareholders at the same rates as ordinary income. (See “Principal Risk Factors — Active Management Risk.”)

Investing in securities of Technology Companies involves additional risks. These risks include: limited operating histories of many Technology Companies; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors’ sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology Companies and thus may cause the Fund’s performance to experience substantial volatility. The Fund may thus be subject to these and other risks associated with Technology Companies to a much greater extent than a fund that may not emphasize these investments. (See “Principal Risk Factors — Technology Company Securities.”)

The Fund may invest a substantial portion of its assets in the securities of “growth companies.” Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks. (See “Principal Risk Factors — Growth Company Securities.”)

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also effect short sales for hedging purposes. A short sale involves selling a security the Fund does not own in anticipation that the security’s price will decline. Under circumstances when the Adviser identifies greater opportunities for capital appreciation by effecting short sales (relative to investing in long positions), the Fund may have a “net-short bias,” where the dollar value of short positions in the portfolio exceeds the dollar value of long positions. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. (See “Principal Risk Factors — Risk of Short Sales.”)

During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Brokers are Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and Merrill Lynch Professional Clearing Corp. The Fund may add one or more additional Prime Brokers. The Fund, each Prime Broker and The Bank of New York Mellon, the Fund’s custodian, are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of the cash proceeds from securities sold short. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts. If a counterparty to a swap contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect swap transactions only with counterparties that it believes are creditworthy. (See “Principal Risk Factors — Counterparty Credit Risk.”)

The Fund’s investment program makes frequent use of leverage by borrowing money to purchase securities on margin (or borrowing from banks) or by using net short proceeds to purchase securities. This practice is speculative and involves certain risks. Because short sales involve borrowing securities and then selling them, the Fund’s short sales have the additional effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending and entering into total return swaps. Although leverage can increase investment returns if the Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share. In the event that the Fund’s portfolio investments decline in value, the Fund could be subject to a “margin call” and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. (See “Principal Risk Factors — Leverage & Borrowings Risk” and “— Securities Lending Risk.”)

The Fund invests in equity securities without regard to the issuer’s market capitalization. Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies. (See “Principal Risk Factors — Market Capitalization Risk.”)

The Fund may invest without limitation in securities of “foreign issuers,” which, for these purposes, are companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. (Some of these “foreign issuers” may be legally organized or have principal offices located in the U.S.) Investments in foreign issuers are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility in the Fund’s net asset value. There is no limit on the amount of the Fund’s assets that may be invested in companies located or doing business in emerging market countries. (See “Principal Risk Factors — Foreign Investment Risk.”)

Swaps and certain options and other custom derivative or synthetic instruments are subject to the risk of non-performance by the counterparty to such instrument, including risks relating to the financial soundness and creditworthiness of the counterparty. The prices of derivative instruments can be highly volatile. In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large impact on the Fund’s performance.

The Fund’s investments may be concentrated in one or more sectors. Investments in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Thus, the Fund may be more susceptible to risk of loss from events adversely affecting a particular sector in which the Fund focuses. (See “Principal Risk Factors — Sector Concentration Risk.”)

The Fund may purchase shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Additional Risk Factors	The Incentive Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share. The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares.

Shares of the Fund are not traded on any securities exchange or other market and, except for certain circumstances, are subject to substantial restrictions on transfer. Although the Fund offers to repurchase its shares quarterly, there can be no assurance that the Fund will repurchase all shares tendered by a shareholder for repurchase in any such offer.

In light of the foregoing risks, an investment in shares of the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

Conflicts of Interest	The investment activities of Adviser and its affiliates for their own accounts and for other accounts they manage give rise to conflicts of interest that may disadvantage the Fund. (See “Conflicts of Interest.”)

Distribution Policy	Dividends will be paid annually on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Payments on shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income. Dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.

Taxation	The Fund has elected to be treated as a “Regulated Investment Company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify as a RIC for federal income tax purposes. As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Fund dividends and capital gains distributions, if any, are taxable to most investors, whether or not they are reinvested in shares of the Fund. (See “Certain Tax Matters” and, in the SAI, “Tax Aspects.”)

Reports to Shareholders	As soon as practicable after the end of each taxable year, shareholders will receive such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund’s term is perpetual, except that the Fund may be terminated as provided in the Amended and Restated Declaration of Trust of the Fund.
Fiscal Year	The Fund’s fiscal year ends on each September 30. The Fund’s tax year for federal income tax purposes also ends on each September 30.
Administrator	BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian	The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286, serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund. Additionally, the Prime Brokers custody cash proceeds from Fund securities sold short.

Transfer Agent	BNYMIS also serves as transfer agent and registrar with respect to shares of the Fund.
Legal Counsel	Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm also acts as counsel to the Fund’s Independent Trustees. The firm does not represent potential investors with respect to their investment in the Fund.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

	Class A	Class W
	Shares	Shares
Shareholder Transaction Expenses

Maximum Sales Load
(as a percentage of offering price) (1)	3.00%	None

Annual Expenses
(as a percentage of net assets attributable to shares)

Management Fee	1.50%	1.50%
Incentive Fee (for Fiscal 2018-2019) (2)(3)	2.40%	2.40%
Distribution and Shareholder Servicing Fees (4)	0.75%	None
Interest Payments on Borrowed Funds (5)	0.03%	0.03%
Acquired Fund Fees & Expenses (6)	0.08%	0.08%
Expenses on Securities Sold Short (7)	1.31%	1.31%
Other Expenses (8)	0.16%	0.16%
Total Annual Expenses (including the Incentive Fee) (3)	6.23%	5.48%
____________________

(1) In connection with initial and additional investments, investors in Class A shares may be charged a sales load of up to 3% of the amounts transmitted in connection with their purchases of shares. No sales load will be charged to certain types of investors. Class W shares are not subject to a sales load. In addition, Selling Agents are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than 3% of the invested amount). Selling Agents may impose additional or other transaction fees/charges. Transaction fees or other transaction charges will vary among Selling Agents and each Selling Agent may vary its level of charges to each investor based on such investor’s total account size or on such other basis as determined by the Selling Agent. (See “The Offering — Plan of Distribution.”)

(2) The Fund pays the Adviser a performance-based Incentive Fee promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined herein) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account, without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund. In such event, only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of a fiscal year). (See “Fees and Expenses — Incentive Fee.”)

(3) The Incentive Fee shown in the table reflects Incentive Fees earned for the fiscal year ended September 30, 2019 and thus reflects only performance of the Fund for the fiscal year ended September 30, 2019. During the full fiscal year ended September 30, 2019 the Adviser earned an Incentive Fee of $86,947,100. As described above, the Incentive Fee varies based on the Fund’s performance for each Fiscal Period. For example, if the Fund were to have flat or negative performance in a given year (including for each Fiscal Period end triggered by repurchase offers prior to the fiscal year end), the amount shown for Incentive Fee would be zero. Accordingly, the fee shown in the table is not in any way intended to predict the future performance of the Fund nor does it predict the level of future Incentive Fees to be paid, if any.

(4) Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees. (See “Fees and Expenses — Distribution and Shareholder Servicing Fees.”)

(5) “Interest Payments on Borrowed Funds” is based on the Fund’s historical average since the Fund’s inception in March 2010 through September 30, 2019. However, this amount may vary in the current year and going forward, depending on market conditions as well as the availability of investment opportunities. Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 1/3 percent of the Fund’s total assets. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.

(6) “Acquired fund fees and expenses” are based on the estimated indirect net expenses associated with the fund’s investments in underlying investment companies (including ETFs).

(7) The Fund may effect short sales of securities for both capital appreciation and for hedging purposes. “Expenses on Securities Sold Short” shown in the table reflects an estimate of net expenses to be incurred (after credit for any interest earned) by the Fund in effecting short sales during the current fiscal year and is based on the Fund’s historical average since the Fund’s inception in March 2010 through September 30, 2019. For the fiscal year ended September 30, 2019, the Fund’s actual net Expenses on Securities Sold Short was 1.29%. However, this amount may vary in the current fiscal year and going forward, depending on whether the securities the Fund sells short pay dividends, the size of any such dividends and the amount of interest expenses on short sales paid to a broker when the proceeds of the short sale are released to the Fund. Due to limitations imposed by the 1940 Act and operational requirements, the Fund generally expects that no more than 50 percent of its total assets would be represented by short sales.

(8) “Other Expenses” shown in the table reflects an estimate of all expected ordinary operating expenses for the current fiscal year and are based on prior fiscal year expenses. The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses may vary.

	1 Year	3 Years	5 Years	10 Years
Class A:

You would pay the following expenses (including the Incentive Fee) on a $1,000
investment, assuming a 5% annual return and a sales load of 3%:	$70	$150	$232	$444

You would pay the following expenses (including the Incentive Fee) on a $1,000
investment, assuming a 5% annual return (without a sales load):	$41	$124	$208	$426

Class W, assuming a 5% annual return	$35	$106	$180	$375
____________________

The example includes the payment of the Incentive Fee assuming that the Fund’s annual return is 5%. The example excludes the actual Incentive Fee paid for 2018-2019, which fee is reflected in the line item titled “Total Annual Expenses” in the table above. If the Incentive Fee actually paid for fiscal 2018-2019 were reflected, the foregoing expenses for Class A (assuming a sales load of 3%) would be $94, $246, $436, and $1,150 for the 1, 3, 5, and 10 year periods, respectively. If the Incentive Fee actually paid for 2018-2019 were reflected, the foregoing expenses for Class W would be $58, $197, $374, and $1,048 for the 1, 3, 5, and 10 year periods, respectively. This is more than the amounts indicated in the Example Table above because the table amounts assume an Incentive Fee paid on a 5% return, whereas the actual Incentive Fee paid last year reflected returns that were greater than the 5% assumed. The expense example amounts (including their taking into account of Incentive Fees) are not in any way intended to predict the performance of the Fund. The example is for illustration purposes only and no actual level of future Fund performance should be expected based on the amounts shown.

The Incentive Fee is calculated based on the Fund’s net profit, which is generally determined by calculating the amount by which the net assets of the Fund as of the end of a Fiscal Period exceeds the net assets as of the beginning of the Fiscal Period (excluding increases or decreases of net assets associated with share issuances, repurchases or dividends or other distributions), subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits. As a result, the dollar amounts in the example could be significantly higher if the Fund’s actual rate of return exceeds 5%.

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see “Fees and Expenses.” Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund’s semi-annual report for the period ended March 31, 2020 (the “Semi-Annual Report”) and annual reports for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016, and September 30, 2015 for the Class A shares and for the years ended September 30, 2019, September 30, 2018, September 30, 2017 and September 30, 2016 and for the period April 1, 2015 through September 30, 2015 for the Class W shares (collectively, the “Annual Reports”). The financial statements for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016 and September 30, 2015 for the Class A shares and for the years ended September 30, 2019, September 30, 2018, September 30, 2017 and September 30, 2016 and for the period April 1, 2015 through September 30, 2015 for the Class W shares have been audited by Grant Thornton LLP (“Grant Thornton”). Grant Thornton’s report, along with the Fund’s financial statements, is included in the Annual Report for the year ended September 30, 2019 with regards to the Class A and Class W shares. The information contained in the Semi-Annual Report is unaudited. The Fund’s Semi-Annual and Annual Reports have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov, and are also available upon request by calling collect at (212) 716-6840.

	Class A
	For the	For the	For the	For the	For the	For the
	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value per Share,
beginning of period	$17.84	$17.06	$16.26	$13.67	$12.56	$12.76
Income from investment operations (a):
Net investment income/(loss)	(0.80)	(0.87)	(0.80)	(1.15)	(0.58)	(0.40)
Net realized and net change in
unrealized gain/(loss) from
investment activities, foreign
currency transactions, forward
contracts, purchased options and
total return swaps	2.97	2.35	1.96	3.90	1.72	0.69
Total income/(loss) from investment
operations	2.17	1.48	1.16	2.75	1.14	0.29
Distributions to shareholders:
Total distributions to shareholders	(0.65)	(0.70)	(0.36)	(0.16)	(0.03)	(0.49)
Net asset value per Share, end of period	$19.36	$17.84	$17.06	$16.26	$13.67	$12.56
Total return—gross (b) (c) (d)	15.30%	11.93%	8.81%	25.24%	11.20%	2.21%
Total return—net (b) (c) (d)	12.38%	9.60%	7.27%	20.38%	9.08%	2.14%
Ratios/supplemental data:
Net assets (dollars in thousands),
end of period	4,257,794	3,410,060	2,770,900	2,036,070	1,598,802	1,548,684
Average net assets (dollars in
thousands), end of period	3,927,899	3,035,975	2,434,394	1,736,959	1,634,591	1,596,336
Ratio of expenses to average net assets
(d) (e)	7.51%	7.29%	6.37%	9.60%	6.03%	4.02%
Ratio of net investment income/(loss)
to average net assets (d) (e)	(5.66%)	(5.19%)	(4.73%)	(7.93%)	(4.45%)	(3.04%)
Ratio of incentive fee to average net
assets (c) (d)	2.84%	2.42%	1.67%	4.76%	1.96%	0.10%
Ratio of expenses without incentive fee
to average net assets (d) (e)	4.67%	4.87%	4.70%	4.84%	4.07%	3.92%
Ratio of expenses without incentive
fee, dividend & interest expense and
security trading related expenses to
average net assets (d) (e)	2.38%	2.40%	2.40%	2.37%	2.44%	2.46%
Ratio of net investment income/(loss)
without incentive fee to average net
assets (d) (e)	(2.82%)	(2.77%)	(3.06%)	(3.17%)	(2.49%)	(2.94%)
Portfolio turnover on investments
in securities (c)	75%	94%	125%	85%	86%	85%
Average debt ratio (e)	0.35%	0.32%	0.29%	0.18%	0.21%	1.35%
Average commission rate paid	$0.03	$0.04	$0.04	$0.04	$0.02	$0.02

	Class W
						For the period
						April 1, 2015
	For the	For the	For the	For the	For the	(date of
	Six Months	Year	Year	Year	Year	inception)
	Ended	Ended	Ended	Ended	Ended	through
	March 31, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value per Share, beginning of period	$13.37	$12.89	$12.28	$10.29	$9.39	$10.00
Income from investment operations (a):
Net investment income/(loss)	(0.54)	(0.55)	(0.50)	(0.80)	(0.40)	0.21
Net realized and net change in
unrealized gain/(loss) from
investment activities, foreign
currency transactions, forward
contracts, purchased options and
total return swaps	2.21	1.73	1.47	2.95	1.33	(0.82)
Total income/(loss) from investment operations	1.67	1.18	0.97	2.15	0.93	(0.61)
Distributions to shareholders:
Total distributions to shareholders	(0.65)	(0.70)	(0.36)	(0.16)	(0.03)	—
Net asset value per Share, end of period	$14.39	$13.37	$12.89	$12.28	$10.29	$9.39
Total return—gross (b) (c) (d)	15.64%	12.52%	9.35%	25.92%	11.36%	(7.80%)
Total return—net (b) (c) (d)	12.79%	10.42%	8.09%	21.25%	9.92%	(6.10%)
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	966,339	718,477	481,211	235,260	156,121	6,314
Average net assets (dollars in
thousands), end of period	862,748	583,106	357,231	189,788	95,122	3,288
Ratio of expenses to average net assets (d) (e)	6.75%	6.44%	5.55%	8.98%	5.62%	0.20%
Ratio of net investment income/(loss)
to average net assets (d) (e)	(4.90%)	(4.34%)	(3.89%)	(7.30%)	(4.05%)	0.94%
Ratio of incentive fee to average net assets (c) (d)	2.82%	2.32%	1.58%	4.86%	2.28%	(3.36%)
Ratio of expenses without incentive fee
to average net assets (d) (e)	3.93%	4.12%	3.97%	4.12%	3.34%	3.56%
Ratio of expenses without incentive
fee, dividend & interest expense and
security trading related expenses to
average net assets (d) (e)	1.64%	1.65%	1.65%	1.63%	1.68%	1.70%
Ratio of net investment income/(loss) without incentive fee to average net
assets (d) (e)	(2.08%)	(2.02%)	(2.31%)	(2.44%)	(1.77%)	(2.42%)
Portfolio turnover on investments in securities (c)	75%	94%	125%	85%	86%	85%
Average debt ratio (e)	0.35%	0.32%	0.29%	0.18%	0.21%	1.35%
Average commission rate paid	$0.03	$0.04	$0.04	$0.04	$0.02	$0.02
____________________

(a)	Per Share amounts presented are based on the average monthly Shares outstanding throughout the period indicated.
(b)

Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.
(d)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.
(e)	Annualized for periods of less than one year.

PRINCIPAL RISK FACTORS

ACAP Strategic Fund (the “Fund”) is a speculative investment and an investment in the Fund’s shares of beneficial interest (“shares”) entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved. In particular, the Fund’s use of leverage (either directly through borrowings or through engaging in securities lending), active trading, short sales and derivative instruments can, in certain circumstances, result in significant losses to investors who purchase shares (“shareholders”).

General

All securities investments risk the loss of capital. Shareholders may experience a significant decline in the value of their investment. Prospective shareholders should invest only if they can sustain a complete loss of their investment. To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. In addition, the value of the Fund’s investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political, regulatory and legal developments. Further, the Fund’s use of leverage (either directly through borrowings or through engaging in securities lending), short sales or derivative transactions can result in significant losses to the Fund. Shareholders could lose some or all of their investment. The Fund may also be adversely affected by business continuity issues for companies and markets, including as a result of pandemics, such as COVID-19; cybersecurity issues, including disruptions to company operations, national and local elections and power supply and generation; and natural disasters and ecological damage.

General economic or market conditions may adversely affect the investments made by the Fund. In addition, a downturn or contraction in the global economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Fund and/or the opportunity to liquidate any such investments, each of which could prevent the Fund from meeting its investment objective. A general economic downturn could also result in the diminution or loss of the investments made by the Fund. At the same time, market conditions could also increase the number of shares requested for repurchase by the Fund.

Consequences of a severe worldwide economic downturn that may adversely affect the Fund include, among other things:

●	a potential lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect the Fund and economic conditions generally. For example, the Fund offers to repurchase a certain percentage of its outstanding shares each fiscal quarter. The erosion of confidence in the financial sector, and further deterioration of the financial markets and economic conditions generally, could lead to larger numbers of shareholders tendering their Fund shares for repurchase. This could result in a general decline in the Fund’s asset base over time, thus hampering the Fund’s ability to effectively invest its capital to achieve its investment objective. (See “Repurchase Offers — Consequences of Repurchase Offers.”) The longer these conditions persist, the greater the probability that these factors could have an adverse effect on the Fund’s financial results and continued viability;

●	a significant decline in the equity markets which may reduce the value of the Fund’s portfolio securities; and

●	the possibility that utilizing short-selling transactions, derivative instruments and hedging strategies of the type the Fund may use might not perform as intended or expected, resulting in higher realized losses and unforeseen cash needs. In addition, these transactions depend on the performance of various counterparties. Due to the challenging conditions in the financial markets, these counterparties may fail to perform, thus rendering the Fund’s transactions ineffective, which would likely result in significant losses to the Fund. (See “Principal Risk Factors — Counterparty Credit Risk.”)

Active Management Risk

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of other investment companies. A high portfolio turnover rate (one that exceeds 100% in our view) may also result in the greater realization of capital gains, including short-term gains which are taxable to shareholders at the same rates as ordinary income.

Risk of Equity Securities

The Fund primarily invests in publicly-traded “equity securities,” which, for these purposes, means common and preferred stocks (including investments in initial public offerings or “IPOs”), convertible securities, stock and index options (call and put options), warrants and rights. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

In addition, special risks are associated with investments in IPO securities including a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them. (See “Principal Risk Factors — Market Capitalization Risk.”)

Convertible securities also carry unique risks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options (including index options), including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited.

With respect to stock options or index options, the sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security (owned by the Fund) or Fund market exposure or to possible continued holding of a security or market exposure that might otherwise have been sold or reduced to protect against depreciation in the market price. The sale of a covered put option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the cash or liquid securities that are required to be placed in a segregated account in order to engage in a covered put option. In addition, when options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. (See “Principal Risk Factors — Counterparty Credit Risk.”) These options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Finally, warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Technology Company Securities

Under normal market conditions, the Fund may maintain a significant exposure to the equity securities of companies which derive a major portion of their revenue directly or indirectly from business lines which benefit, or are expected to benefit from, technological events, advances or products (“Technology Companies”). Investing in securities of Technology Companies involves additional risks. These risks include: limited operating histories of many Technology Companies; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors’ sentiments and preferences with regard to investments in Technology Companies (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets which may disproportionately affect the prices of securities of Technology Companies and may cause the Fund’s performance to experience substantial volatility. The Fund may thus be subject to these and other risks associated with Technology Companies to a much greater extent than a fund that may not emphasize these investments.

The Adviser’s definition of “Technology Companies” (as indicated above) covers companies in a broader range of industries and sectors than those that are more commonly considered technology companies. As a result, the Fund’s portfolio and performance may not resemble those of funds that are concentrated in more traditional technology companies.

Growth Company Securities

The Fund may invest a substantial portion of its assets in “growth companies.” Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks.

Risk of Net-Long Bias

The Fund’s portfolio generally operates with a “net-long bias,” i.e., the dollar value of long positions in the portfolio exceed the dollar value of short positions. As a result, in a declining equity market environment, operating with a net-long bias could subject the Fund’s portfolio to more downside volatility than would be the case if the Fund’s portfolio had greater short exposure.

Risk of Short Sales

The Fund may seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred. Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income. (See “Certain Tax Matters — Taxation of Short Sales.”)

The Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

There are other inherent difficulties and challenges in short selling. The general negative perceptions of short-sellers may limit the Adviser’s access to management of various issuers and hamper its research efforts. Management and other stakeholders of issuers may take legal action against short-sellers seeking to prevent or discourage short sales of the issuer’s securities to avoid depressing the value of its securities. The Adviser and the Fund could be subject to such private legal actions. The cost of and management time committed to defending any such action could be substantial.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds or use them to purchase securities with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Brokers are Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Merrill Lynch Professional Clearing Corp. (“Merrill Lynch”). The Fund may add one or more additional Prime Brokers. The Fund, each Prime Broker and The Bank of New York Mellon, the Fund’s custodian, are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of the cash proceeds from securities sold short. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of a Prime Broker. The Adviser will monitor regularly the creditworthiness of each Prime Broker.

Counterparty Credit Risk

The Fund will be subject to counterparty credit risk with respect to its use of total return swaps and other derivatives contracts. If a counterparty to a swap or other derivative contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect swap and other derivative transactions only with counterparties that it believes are creditworthy. The Adviser will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Leverage & Borrowings Risk

The Fund’s investment program makes frequent use of leverage by borrowing money or using net short proceeds to purchase securities. (Although the Fund may issue preferred shares, it has no intention of doing so within the next 12 months.) The practice of leveraging by borrowing money is speculative and involves certain risks. Because short sales involve borrowing securities and then selling them, the Fund’s short sales have the additional effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. (See “Securities Lending Risk” below.) The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure.

Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Fund of the underlying security (typically a debt instrument such as U.S. Treasuries) to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument and, as described below, constitutes indebtedness subject to limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per share. In the event that the Fund’s portfolio investments decline in value, the Fund could be subject to a “margin call” and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Leverage also creates interest expense that may lower the Fund’s overall returns. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness. The staff of the Securities and Exchange Commission’s Division of Investment Management (the “SEC Staff”) takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as total return and other swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

The SEC Staff has stated, however, that it will currently not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company “covers” its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund’s ability to otherwise invest those assets or dispose of those securities. With respect to “covering” a total return swap or other cash settled derivatives transaction, the Fund may set aside liquid assets in an amount equal only to the Fund’s net payment obligation, marked to market daily, rather than the notional value of the transaction (which will allow the Fund to employ a greater amount of leverage in connection with its investment program). The SEC has proposed and re-proposed rules that would change the foregoing process for covering senior securities. The rules have not yet been adopted. While the ultimate impact is not yet clear, these changes, as proposed, could restrict, and/or impose additional costs or other burdens upon, the Fund’s participation in derivative transactions and short sales.

In order to obtain “leveraged” market exposure in certain investments and to increase the overall return to the Fund of various investments, the Fund may purchase options, total return swaps and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss. (See “Special Investment Instruments and Techniques” in the Fund’s statement of additional information (“SAI”).)

U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

There is no guarantee that a leveraging strategy will be successful.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 ⅓ % of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on the loaned securities. These loans are expected to be used to leverage the Fund’s assets — i.e., while the Fund continues to receive the income on its loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and, because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. (See “Leverage and Borrowings Risk” above.)

A loan may be terminated at any time by the borrower or by the Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one business day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. Voting and consent rights that accompany loaned securities pass to the borrower. The Fund will follow the policy of seeking to call the loaned securities, to be delivered within three business days after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with loans of securities.

Market Capitalization Risk

The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization. Accordingly, the Fund may invest significantly in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

Foreign Investment Risk

The Fund may invest without limitation in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Securities of foreign issuers in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. The Adviser defines “foreign issuers” as companies that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. Since there are companies that may be legally organized or have principal offices located in the U.S. that derive a majority of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad, such companies are also considered to be “foreign issuers” for these purposes.

Risk factors affecting foreign investments include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in U.S. securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Fund may incur costs in connection with conversion between various currencies. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility of the Fund’s net asset value. There is no limit on the amount of the Fund’s assets that may be invested in companies located or doing business in emerging market countries.

The Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective (subject to any policies established by the board of trustees of the Fund (the “Board”)), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Brexit. The United Kingdom (the “UK”) formally notified the European Council of its intention to leave the European Union (the “EU”) on March 29, 2017 (commonly known as “Brexit”). Under the process for leaving the EU contemplated in Article 50 of the Treaty on the European Union, the UK will remain a member state until a withdrawal agreement is entered into, or failing that, two years following the notification of the intention to leave, unless there is agreement to extend this period. Under guidelines published by the European Council, the negotiations will be conducted broadly in two phases. The first phase is intended to ensure an orderly withdrawal from the EU. The second phase of negotiations will be directed toward a framework for a future relationship between the UK and the EU. Upon invoking Article 50, the UK triggered a two-year period for negotiation of the terms of the withdrawal from the EU. This two-year period has now been extended and the UK is working towards withdrawal from the EU at a yet to be determined date. However, there remains a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal from the EU and new trade agreements will be conducted, as well as the potential consequences and precise timeframe for withdrawal from the EU. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the EU may be a source of instability, create significant currency fluctuations, and/or otherwise adversely affect international markets or other cross-border co-operation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) for the foreseeable future including during negotiations and beyond the date of the UK’s withdrawal from the EU. Uncertainty about the way in which the many and complex issues will be resolved (whether by agreement or through the absence of any agreement) could adversely affect the Fund, the performance of its investments and its ability to fulfill its investment objectives. Were any other member state to decide to withdraw from the EU, that could exacerbate such uncertainty and instability and may present similar and/or additional potential risks.

China Investment Risk. The following events and issues, among others, may have a materially adverse impact on investments in companies doing business in the People’s Republic of China (“PRC”) (including Hong Kong and Macau) and territories administered by the Republic of China (Taiwan and some neighboring islands) (collectively, “Greater China”): introduction of new policies or legislation in, or affecting businesses or investments in, Greater China; unfavorable legal interpretations and/or inability to effectively enforce legal rights under PRC law or another legal system in Greater China; political relations between the international community and Greater China; PRC state ownership and PRC government economic intervention; non-compliance with U.S. laws by companies in Greater China; potential for fraud by companies in Greater China and difficulties in conducting due diligence; restrictions on foreign investment market access; difficulty of repatriation of investment returns and capital; and tax uncertainty impacting companies in Greater China and investments in companies doing business in Greater China.

Derivatives Risk

Swaps and certain options and other custom derivative or synthetic instruments are subject to the risk of non-performance by the counterparty to such instrument, including risks relating to the financial soundness and creditworthiness of the counterparty. The prices of derivative instruments can be highly volatile. In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large impact on the Fund’s performance.

There has been an international effort to increase the stability of the over-the-counter derivatives market in response to the 2008 financial crisis. In the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes provisions that also comprehensively regulate the over-the-counter derivatives markets. In Europe, the European Parliament has adopted a regulation on over-the-counter derivatives, central counterparties and trade repositories (known as the European Markets and Infrastructure Regulation, or “EMIR”), which comprehensively regulates the over-the-counter derivatives markets. These regulations have imposed compliance costs on the Fund. They have also increased the dealers’ costs, which may be passed through to other market participants in the form of higher fees and less favorable dealer marks. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

The SEC has proposed and re-proposed rules that would change the framework for the permissible use of derivatives and short sales by the Fund. The rules have not yet been adopted. While the ultimate impact is not yet clear, these changes, as proposed, could restrict, and/or impose additional costs or other burdens upon, the Fund’s participation in derivative transactions and short sales.

Total Return Swaps Risk

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps, among other factors, may be leveraged (creating leverage risk), and are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.

Sector Concentration Risk

The Fund’s investments may be concentrated in one or more sectors. Investments in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Thus, the Fund may be more susceptible to risk of loss from events adversely affecting a particular sector in which the Fund focuses.

ADDITIONAL RISK FACTORS

The Incentive Fee

The Incentive Fee (as described below) may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the Adviser may time investments in order to maximize income under the Incentive Fee. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Adviser), expects to consider whether the Incentive Fee is fair and reasonable.

The Incentive Fee is accrued daily as a liability of the Fund and so reduces the net asset value of all shares. The repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. This is sometimes known as a “high water mark.” An Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been determined.

Whenever shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund’s assets paid in respect of such repurchase or in respect of such dividend or distribution. For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund’s shares are repurchased in a repurchase offer (meaning that 5% of the Fund’s assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. Under this scenario, the Fund will not accrue an Incentive Fee until it recovers the cumulative loss of $4,750,000. However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of shares (including shares issued as a result of the reinvestment of dividends and distributions). Consequently, as the number of outstanding shares increases, the per-share amount (but not the dollar amount) of a cumulative loss will be reduced. As a result, if a shareholder does not reinvest its distributions, the benefits that such shareholder would receive from a cumulative loss (if any) will be diluted. This means that an investor’s investment may bear a higher percentage Incentive Fee than it otherwise would. (See “Additional Risk Factors — Repurchase Offers,” “Fees and Expenses — Incentive Fee,” and “Repurchase Offers — Consequences of Repurchase Offers.”)

The application of the Incentive Fee may not correspond to a particular shareholder’s experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding share. For example, a shareholder may acquire shares after the Fund’s trading has resulted in a cumulative loss. If so, that shareholder’s shares will not be subject to having their net asset value reduced by the Incentive Fee until sufficient gains have been achieved to exceed such losses, despite the fact that all gains allocated to such shares from the date of purchase will constitute aggregate cumulative appreciation in respect of such shares. Conversely, the shares which had been outstanding when such losses were incurred may be subject to having their net asset value reduced by the Incentive Fee, even though the net asset value per share is below the net asset value at which such shares were issued. In addition, when shares are issued at a net asset value reduced by the accrued Incentive Fee and such accrued Incentive Fee is subsequently reversed due to trading losses, the reversal will be allocated equally among all outstanding shares (increasing the net asset value per share), including those shares whose purchase price had not itself been reduced by the accrued Incentive Fee being reversed.

Very few investment advisers to registered investment companies receive an incentive fee similar to that to which the Adviser is entitled. However, the Incentive Fee is comparable to performance-based fees charged by private funds. While the Board does not monitor specific investment decisions by the Adviser and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to annual determinations as to whether to renew the investment advisory agreement with the Adviser), does consider whether the Incentive Fee is fair and reasonable.

Repurchase Offers

The Fund offers to purchase only a portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased. (See “Repurchase Offers — Oversubscribed Repurchase Offer.”)

The Fund’s repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

The Incentive Fee is accrued as an expense of the Fund daily and thus reduces the net asset value of all shares. The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will therefore reflect an accrual for the Incentive Fee if the Fund has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase. However, that Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been fixed. (See “Repurchase Offers — Consequences of Repurchase Offers.”)

Liquidity Risks

The Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Shares may be held only through Breakwater Group Distribution Services, L.L.C. (“Breakwater,” the “Underwriter” or the “Distributor”) or a broker or dealer that has entered into a selling agreement with the Underwriter (or Foreside) or a registered investment adviser that has entered into an agreement with the Adviser (or its affiliates). Shareholders will be unable to redeem shares on a daily basis because the Fund is a closed-end fund. Although the Fund offers to repurchase shares on a quarterly basis, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder. (See “Repurchase Offers.”) In addition, shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors (as defined herein), unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and to accounts with a broker or dealer or registered investment adviser that has entered into an agreement with the Underwriter or the Adviser, respectively. Brokers, dealers, registered investment advisers or the Underwriter may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Regulatory Risk

Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment. Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments, to the extent such instruments are used by the Fund. In particular, the Dodd-Frank Act, enacted in July 2010, introduced a variety of new restrictions on the securities markets and imposes additional regulations on the trading of over-the-counter derivatives and swaps.

Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for registered investment companies is evolving, and changes in the regulation of registered investment companies may adversely affect the Fund, e.g., the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategies. The effect of any future regulatory change on the Fund could be substantial and adverse including, for example, increased compliance costs, the prohibition of certain types of trading and/or the inhibition of the Fund’s ability to pursue certain of its investment strategies as described in this Prospectus.

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. The Fund may also be adversely affected by business continuity issues for companies and markets, including as a result of pandemics, such as COVID-19; cybersecurity issues, including disruptions to company operations, national and local elections and power supply and generation; and natural disasters and ecological damage. Those events, as well as other changes in foreign and domestic political and economic conditions could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to the risks described elsewhere in this Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Money Market Fund Risk

Although a money market fund generally seeks to maintain its value at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in money market funds. Shareholders of an investment company, including a money market fund, generally bear all expenses of that company, including fees of the investment adviser and custodian, brokerage commissions and legal and accounting fees. As a result, to the extent the Funds invests in a money market fund, shareholders will be paying two levels of advisory fees — the Management Fee and Incentive Fee and the fees charged by the money market fund in the Fund’s portfolio. As a result, the returns realized by the Fund’s shareholders from the Fund’s activities will be less than the returns the shareholders would realize from engaging in the same activities directly.

Options Risk

The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options (including index options), including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk, which are described above.

The Fund may at times use currency options to hedge against the decline in the value of a currency or to enhance returns. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions for currency options either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk, among others.

Forward Contracts Risk

A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference (security, index or currency) at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Conflicts of Interest

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, “Other Accounts”) will give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) will have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. It is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Fund and the Other Accounts fairly and equitably over time. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund.

It should be noted that the Adviser’s sole member, Alkeon Capital Management, LLC (“Alkeon”), is a non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater acts as the distributor for the Fund and does not maintain a trading function. (See “Conflicts of Interest.”)

Disaster, Business Continuity and Cyber-Security Risk

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the Fund’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on the Fund’s results of operations and financial condition, particularly if those events affect its computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of the Adviser and Alkeon’s employees were unavailable in the event of a disaster, the Fund’s ability to effectively conduct business could be severely compromised.

The Adviser (and its affiliates) relies upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, the Adviser (and its affiliates) information technology systems could become subject to cyber-attacks. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on the Fund.

Cyber-security failures or breaches by the Adviser and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s net asset value calculations, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber-security plans and systems put in place by its service providers and issuers in which the Fund invests. The Fund could be negatively impacted as a result.

The Fund is dependent on its and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control and adversely affect the Fund’s business. There could be:

●	sudden electrical or telecommunications outages;

●	natural disasters such as earthquakes, tornadoes and hurricanes;

●	disease pandemics;

●	events arising from local or larger scale political or social matters, including terrorist acts; and

●	cyber-attacks.

These events, in turn, could have a material adverse effect on the Fund.

THE FUND

The Fund is registered under the 1940 Act as a closed-end management investment company. The Fund operates as a diversified investment company. The Fund was organized under a Certificate of Trust on June 26, 2009 in the State of Delaware and commenced operations on March 1, 2010. The Fund’s principal office is located at 350 Madison Avenue, 20th Floor, New York, New York 10017, and its telephone number is (212) 716-6840. The Adviser, SilverBay Capital Management LLC, a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment adviser of the Fund. The Adviser is controlled by its sole member, Alkeon, which is registered with the SEC as an investment adviser. Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal Portfolio Manager and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal portfolio manager (the “Portfolio Manager”) since the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s principal Portfolio Manager. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board. (See “Management of the Fund — The Board of Trustees” herein and “Management of the Fund” in the SAI.)

USE OF PROCEEDS

The proceeds of this offering, excluding the amount of any sales load paid by shareholders (if applicable) and net of the Fund’s ongoing fees and expenses, will be invested in accordance with the Fund’s program as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board.

Pending the investment of the proceeds of any offering in securities and other investments consistent with the Fund’s investment program and during periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund’s investment objective is to achieve maximum capital appreciation. No assurance can be given that the Fund will achieve its investment objective or that shareholders will not lose money.

The Fund’s investment objective is fundamental and may not be changed without the approval of shareholders. However, except as otherwise stated in this prospectus (the “Prospectus”) or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without a vote of shareholders. The Fund’s fundamental investment policies and restrictions are listed in the SAI. Its principal investment strategies are discussed below. The Fund may change any investment policy or strategy that is not fundamental, if the Board believes doing so would be consistent with the Fund’s investment objective.

Principal Investment Strategies & Methodology

The Fund pursues its investment objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. “Growth companies” are generally considered to possess these characteristics. For purposes of the Fund’s investment program, “equity securities” means common and preferred stocks (including IPO securities), convertible securities, stock and index options (call and put options), warrants and rights. The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization.

The Adviser may, at times, focus on investments in Technology Companies. Conversely, it may seek opportunities for maximum capital appreciation in the equity securities of companies that are, or may be expected to be, disadvantaged by technological events, advances or products. As a result, investments in Technology Companies may comprise a significant portion of the Fund’s portfolio. The Fund’s investment program may also include investments in the equity securities of companies in a variety of other industries and sectors.

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and in-depth research to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation or depreciation, and includes consideration of the financial condition, earnings outlook, and strategy, management and industry position of issuers. This analytical process involves the use of valuation models, review and analysis of published research and, in some cases, discussions with industry experts and company visits. The Adviser also takes into account economic and market conditions.

The Fund reserves the right to alter or modify some or all of the Fund’s investment strategies in order to take advantage of changing market conditions, when the Adviser, in its sole discretion, concludes that such alterations or modifications will enable the Fund to meet its investment objective.

The Fund’s investment program emphasizes active management of the Fund’s portfolio. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may significantly exceed those of other registered investment companies. Additionally, a high portfolio turnover rate (one that exceeds 100% in our view) may result in the realization of capital gains, including short-term gains which will be taxable to shareholders as ordinary income. (See “Principal Risk Factors — Active Management Risk.”)

The Fund operates as a diversified investment company under the 1940 Act. This means that at least 75% of the value of the Fund’s total assets must be represented by cash, cash items, U.S. Government securities, securities of other investment companies, and other securities which in respect of any issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. Additionally, the Fund’s investments may be concentrated in one or more sectors. Investments in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Thus, the Fund may be more susceptible to risk of loss from events adversely affecting a particular sector in which the Fund focuses. (See “Principal Risk Factors — Sector Concentration Risk.”)

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Short Sales. The Fund may seek maximum capital appreciation by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also effect short sales for hedging purposes.

Leverage. Depending upon market conditions and the availability of suitable investment opportunities, the Fund may utilize leverage as part of its investment program by borrowing money or using net short proceeds to purchase securities.

Short sales, swaps and the use of leverage (either directly or through securities lending) are considered speculative investment practices and involve certain risks. (See “Principal Risk Factors — Risk of Short Sales”, “— Leverage & Borrowings Risk” and “— Securities Lending Risk.”)

Total Return Swaps. The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. In comparison to certain direct long or short transactions, total return swap transactions can sometimes offer more advantageous financing costs and/or a more efficient means of gaining exposure to certain foreign markets where direct investment may be restricted or cost prohibitive. The Fund may also obtain leveraged investment exposure through total return swaps. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security). (The use of swaps other than total return swaps is not currently a principal investment strategy of the Fund.) (See “Principal Risk Factors – Total Return Swaps Risk.”)

Preferred Stocks. Preferred stock generally has a preference over an issuer’s common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

IPO Securities. The Fund may purchase securities of companies in initial public offerings (i.e., “IPO securities”) or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. (See “Principal Risk Factors — Market Capitalization Risk.”)

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Call and Put Options on Individual Securities. The Fund may purchase call and put options in respect of specific securities, including ETF and index options, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. The Fund may also enter into or write options (including options on indices) to adjust or hedge its exposure to equity markets. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. If the call option sold is not covered, the Fund’s losses are potentially unlimited. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers. (See “Principal Risk Factors — Derivatives Risk.”)

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.

Exchange Traded Funds and Other Similar Instruments. The Fund may purchase shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares). The Adviser does not anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

Additional information about the types of investments that may be made by the Fund is provided in the SAI.

NON-PRINCIPAL FUND INVESTMENT PRACTICES AND THEIR RISKS

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate. Information regarding these additional investments, and the risks associated with them, is discussed below and in the SAI.

Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. (See “Temporary Investments; U.S. Government Securities Risk” below for more information.) For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

Currency Options and Currency Forwards

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

The Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security.

Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in with the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s shares will not continue to fluctuate.

CFTC Regulation

The Fund has filed a notice of exclusion from the definition of the term commodity pool pursuant to Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool under the CEA.

Agreements with Service Providers

The Fund’s agreements with its custodian, prime brokers, Adviser, Underwriter, administrator and other service providers, including Selling Agents, may contain provisions that limit the liability of, and require the Fund to indemnify, those parties and their affiliates in certain circumstances.

PERFORMANCE INFORMATION

The Fund commenced operations on March 1, 2010, and its performance record for that period is reflected in Appendix B. (Reference to the Fund’s performance record in this section and Appendix B are to the performance record of the Fund’s Class A shares.) However, for a much longer period, Mr. Panayotis (“Takis”) Sparaggis, the Fund’s principal Portfolio Manager, has been managing other accounts in accordance with an investment strategy that is substantially similar to that of the Fund. Appendix B also contains investment performance for such an account, from its inception. (This account represents the longest track record available among all similarly managed accounts by Mr. Sparaggis.) This longer track record performance information in Appendix B should not be viewed as the actual performance of the Fund nor is it indicative of the future investment performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. Past performance is not a guarantee of future performance. The Fund’s Class A and Class W shares’ returns for certain period ends is also shown in the “Financial Highlights” above. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund’s portfolio and the Fund’s expenses.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. (See “Management of the Fund — The Adviser.”) The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth in the SAI.

The Adviser

The Adviser serves as the Fund’s investment adviser, subject to the ultimate supervision of and subject to any policies or procedures established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser effective as of December 8, 2009 and as amended on November 20, 2014 (the “Advisory Agreement”). The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser will monitor the Fund’s compliance with all applicable investment limitations, including those imposed by the 1940 Act. In consideration of the services provided by the Adviser, the Fund pays the Adviser a management and incentive fee. (Additional information regarding the Adviser’s compensation and the Advisory Agreement is provided in the section entitled “Fees and Expenses” and in the SAI under “Investment Advisory and Other Services”, respectively.)

The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Advisers Act. Affiliates of the Adviser will serve as investment advisers, sub-advisers or general partners to other registered and private investment companies. The offices of the Adviser are located at 350 Madison Avenue, 20th Floor, New York, New York 10017, and its telephone number is (212) 716-6840. The Adviser is controlled by its sole member, Alkeon. Alkeon is a Delaware limited liability company that commenced operations on January 1, 2002 and is registered as an investment adviser under the Advisers Act. The offices of Alkeon are located at 350 Madison Avenue, 20th Floor, New York, New York 10017, and its telephone number is (212) 716-6840.

Portfolio Management

Mr. Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal Portfolio Manager and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in March 2010. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s Portfolio Manager. Mr. Sparaggis also serves as the portfolio manager of several other investment funds that have investment programs substantially similar to that of the Fund.

From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

Mr. Sparaggis received a Masters in Business Administration and Ph.D. in Electrical and Computer Engineering in 1993 and 1994, respectively, from the University of Massachusetts. He received an IBM Fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of shares in the Fund.

Administration, Accounting, and Other Services

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). (BNYMIS also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services.) In consideration of the administration and accounting services, the Fund pays BNYMIS a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets, in addition to certain fees for specified services. As of September 30, 2019, this fee was approximately 0.045% of the Fund’s average net assets. The Fund also reimburses BNYMIS for certain out-of-pocket expenses. The principal business address of BNYMIS is 301 Bellevue Parkway, Wilmington, Delaware 19809.

Morgan Stanley Fund Services USA LLC (“MSFS”) also provides certain additional reporting (administrative) services to the Fund. In consideration for such services, the Fund pays MSFS an amount not anticipated to exceed .01% of the Fund’s average net assets per year.

Custodian

The Bank of New York Mellon (“BNY”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. The principal business address of BNY is 240 Greenwich Street, New York, NY 10286. Additionally, the Prime Brokers custody cash proceeds from Fund securities sold short.

Prime Broker

Each of Morgan Stanley, Credit Suisse and Merrill Lynch currently serve as the Fund’s Prime Brokers. The Fund, each Prime Broker and BNY are parties to agreements in which the Prime Broker retains custody, on behalf of the Fund, of cash proceeds from securities sold short. The Fund may also borrow money “on margin” from the Prime Brokers. One or more additional Prime Brokers may be added in the future.

FEES AND EXPENSES

Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund.

Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase. Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year. Thus, the occurrence of certain events, such as the termination of the Advisory Agreement (which may be terminated by the Adviser upon 60 days prior written notice to the Fund) or a periodic share repurchase offer, will trigger the determination of a Fiscal Period and the payment to the Adviser of the Incentive Fee, if any.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. For example, if the Fund has a balance in the loss carryforward account of $1 million, and 10% of the Fund’s shares are repurchased in a repurchase offer (meaning that 10% of the Fund’s assets are paid out to tendering shareholders) and the Fund has net profits for such Fiscal Period (which is not the end of the Fund’s fiscal year) of $3 million, then (a) as described below, the positive balance in the Fund’s loss carryforward account will be reduced from $1 million to zero; and (b) the Adviser will be paid $40,000, based on the following:

$3 million	●net profits for the Fiscal Period
($1 million)	●amount required to eliminate the balance in the loss carryforward account

$2 million	●net profits for the Fiscal Period after the balance of the loss carryforward account is eliminated
x 20%	●amount of Incentive Fee rate

$400,000	●amount of accrued Incentive Fee

x 10%	●proportion of the Fund’s assets paid out to tendering shareholders

$40,000	●amount of incentive fee paid for the Fiscal Period

Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to four times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). This is sometimes known as a “high water mark.” The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

The Incentive Fee presents certain risks that are not present in investment funds without incentive fees. In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private investment funds, they are significantly higher than those paid by most registered investment companies. (See “Additional Risk Factors — The Incentive Fee” above.)

Distribution and Shareholder Servicing Fees

Under the terms of the distribution agreement with the Fund, Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees.

Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain unaffiliated brokers or dealers to: (i) act as selling agents (“Selling Agents”) to assist in the distribution of shares; and (ii) to provide ongoing investor services and account maintenance services to their customers that are investors in the Fund. Selling Agents will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”)) and whether investors are Qualified Investors (as described herein), for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. Selling Agents will be required to implement procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Qualified Investors, unless the transferee received the shares by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and that each Selling Agent will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares. (See “Investor Qualifications and Suitability.”)

The Adviser (and its affiliates) may also enter into agreements with registered investment advisers to allow them to transact in Class W shares on behalf of their clients (such registered investment advisers may also be deemed “Selling Agents” as the context requires herein).

Other Fees and Expenses of the Fund

The Fund bears all expenses incurred in its business and operations, other than those borne by the Adviser or by the Underwriter pursuant to their agreements with the Fund, including, but not limited to: all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees); the Management Fee; the Incentive Fee; the Distribution and Shareholder Servicing Fees; any non-investment related interest expense; networking and sub-transfer agency expenses; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative and related trade reconciliation expenses and fees; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.

THE OFFERING

Purchase Terms; Minimum Investment

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share, plus, in the case of Class A shares (and if applicable), a sales load of up to 3% of the purchase price (as described below). In addition, Selling Agents are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than 3% of the invested amount). Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. The Fund’s net asset value per share will be circulated to Selling Agent’s offering shares of the Fund. Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Underwriter prior to the close of business (normally 5pm) on the day of the month specified by the Underwriter (typically the last business day of the month) in a written communication to the Selling Agents (and communicated by Selling Agents to their customers) (a “Closing Time”), which can be, with respect to certain Selling Agents, as many as five business days prior to the end of a month. A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The minimum initial investment in the Fund by an investor is $50,000. Subsequent investments must be at least $5,000. The minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

In addition, Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors are able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent. (A form of investor certification is included as Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) Additional information regarding investor qualifications is set forth under “Investor Qualifications” below.

At each Closing Time purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first day of the next month following submission of an investor’s purchase order. Investors will not receive any stock certificate evidencing the purchase of Fund shares. Instead, they will receive written or electronic confirmation of each transaction and regular reports showing account balances.

Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W shares), and only as authorized by the Distributor or the Fund, Class A shares may be exchanged for Class W shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transaction shall not be considered a repurchase from the Fund triggering a Fiscal Period end for purposes of calculation of the Incentive Fee.

Plan of Distribution

Breakwater, an underwriter under the federal securities laws, serves as the underwriter of shares on a best efforts basis, subject to various conditions, pursuant to the terms of the Underwriter’s distribution agreement with the Fund. Breakwater is not obligated to buy from the Fund any of the shares. The Underwriter does not intend to make a market in the shares.

Breakwater is a securities brokerage firm that is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA. Alkeon is the non-managing member of Breakwater. Breakwater maintains its principal office at 350 Madison Avenue, 20th Floor, New York, New York 10017.

Under the terms of the distribution agreement with the Fund, the Underwriter is authorized to retain unaffiliated brokers or dealers (i.e., the Selling Agents) to assist in the distribution of shares. Class A shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Selling Agents for selling shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of Class A shares of the Fund (See “Fees and Expenses — Distribution and Shareholder Servicing Fees” above.). Distribution and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. Class W shares are not subject to such ongoing distribution and shareholder servicing fees. The Fund may terminate the distribution agreement on 60 days’ prior written notice. The Adviser (and its affiliates) may also enter into agreements with registered investment advisers to allow them to transact in Class W shares on behalf of their clients.

Breakwater has entered into a sub-distribution agreement with Foreside Fund Services, LLC (“Foreside”), under which Foreside may retain certain unaffiliated brokers or dealers to act as Selling Agents to sell the Fund’s shares. Foreside is located at Three Canal Plaza, Suite 100, Portland, ME, 04101.

Selling Agents are entitled to charge a sales load to each investor on the purchase price of its Class A shares of up to 3% (the purchase price of Fund shares, which are offered monthly, is their net asset value, calculated as described in the section entitled “Calculation of Net Asset Value”). Any applicable sales load is charged prior to investment in the Fund such that the amount invested in the Fund is net of such sales load and the amount of such load neither constitutes an investment by the investor nor forms part of the assets of the Fund. The specific amount of the sales load paid is not fixed and will be determined by the investor and its Selling Agent. Selling Agents may calculate their sales charges in different ways that may result in different amounts due from the investor to the Selling Agent for the same stated sales charge, but the Fund is not responsible for determining or reconciling such calculations. The Selling Agents’ receipt of the sales load is subject to the applicable limitations imposed by FINRA rules and regulations. Any applicable sales load is expected to be waived for the Adviser and its affiliates, including its personnel and members of their immediate families.

In addition, Selling Agents are not required by the Fund or Distributor to charge any sales load on Class A shares and instead may charge clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower than 3% of the invested amount). Selling Agents may impose additional or other transaction fees/charges. Transaction fees or other transaction charges will vary among Selling Agents and each Selling Agent may vary its level of charges to each investor based on such investor’s total account size or on such other basis as determined by the Selling Agent.

The Adviser (or its affiliates), in its discretion and from its own resources, generally pays Selling Agents additional compensation that, in general, does not exceed 0.25% (on an annual basis) of the aggregate value of shares of the Fund held by customers of such Selling Agents. In return for the additional compensation, the Fund may receive certain services and/or advantages such as access to a Selling Agent’s financial advisors, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agent’s financial advisors. The additional compensation and the services and/or advantages received (if any) may differ among Selling Agents in amount. The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments.

The Fund has agreed to indemnify the Underwriter and each person, if any, who controls the Underwriter, against certain liabilities, unless it is determined that the liability resulted from the willful misfeasance, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s obligations and duties. (See “Investment Advisory and Other Services” in the SAI.)

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of shares issued. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Trustees have the power to pay expenses of the Fund prior to paying dividends or distributions to shareholders.

All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Class A shares are subject to a maximum sales load and a distribution and shareholder servicing fee. Unlike Class A shares, Class W shares are not subject to any sales load or distribution and shareholder servicing fees. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form.

Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of the Fund are not listed on any exchange and the Fund does not expect that any secondary market will develop for the shares, except that brokers or dealers that have entered into selling agreements with the Underwriter (i.e., Selling Agents) may make a market in the shares among their customers that are Qualified Investors. (See “Investor Qualifications and Suitability.”) Prices received or paid for the shares in such transactions will not be available to the public, thus, the Fund and shareholders will not be able to inform themselves if such transactions were effected at a premium or a discount to net asset value. The Fund cannot offer any assurance that any broker or dealer will make a market in the shares or that transactions in any such market will be effected at a price equal to or higher than net asset value.

Certain Provisions in the Declaration of Trust

To convert the Fund to an open-end investment company, the Fund’s amended and restated declaration of trust (the “Declaration of Trust”) requires the favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than 75% of the outstanding shares, unless such amendment has been approved by at least 75% of the Trustees, in which case approval by a vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) would be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, investors should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund. (See “Investor Qualifications and Suitability — Investor Suitability: Unlisted Closed-End Structure and Limited Liquidity.”)

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CERTAIN TAX MATTERS

The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

The Fund has elected to be treated, and intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions made out of qualified dividend income, if any, received by the Fund are taxable to shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its shares. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the distribution is made, which typically occurs at the end of November.

Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund. For additional information, see the SAI under “Tax Aspects.”

Taxation of Short Sales

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s possession. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale. For additional information, see the SAI under “Tax Aspects.”

INVESTOR QUALIFICATIONS AND SUITABILITY

Investor Qualifications

Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.1 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Advisers Act (“Qualified Investors”). In order to purchase shares, a prospective investor must submit a completed investor certification to the Underwriter or a Selling Agent prior to the Closing Time (as described in “The Offering — Purchase Terms; Minimum Investment” above). (A form of investor certification is included in Appendix A to this Prospectus, which may be modified or supplemented as necessary to comply with the certification and/or substantiation requirements of individual Selling Agents.) The Fund reserves the right to reject, in its sole discretion, any request to purchase shares of the Fund at any time.

So long as an investor continues to satisfy the definition of “Qualified Investor” in the then-effective Prospectus of the Fund at the time of such investor’s initial investment in the Fund, such investor may keep its assets in the Fund and make additional investments in the Fund, subject to applicable minimums, even if the investor does not satisfy the definition of “Qualified Investor” in the Fund’s currently effective Prospectus. Existing shareholders who are purchasing additional shares will be required to submit a new investor certification each time they purchase additional shares certifying that they continue to satisfy the investor qualification standard in place at the time of their initial investment.

In addition to the Qualified Investor requirement, Class W shares of the Fund are currently only available to investors whose investment in the Fund is made through an asset-based fee program sponsored by a registered broker-dealer or its affiliated investment adviser (also known as a “wrap fee” program) and whose financial advisor recommends their investment in the Fund. Wrap fee programs are arrangements between broker-dealers, investment advisers, banks and other financial institutions (typically acting as sponsors of the programs) through which the customers of such firms receive discretionary investment advisory, execution, clearing, and custodial services in a “bundled” form. In exchange for these “bundled” services, customers pay an all-inclusive – or “wrap” – fee determined as a percentage of the assets held in the wrap fee account.

Not all investors will be able to access Class W shares. Certain brokerage firms may not offer fee-based advisory programs that allow investors to access Class W shares as described above or investors may not qualify for any such program at their brokerage firms that allows such access. It is also possible that certain brokerage firms may not offer the Fund as part of any such fee-based advisory program.

Further, the decision by investors to invest in the Fund through Class W shares must be made on a case by case basis after careful discussion with the investor’s financial advisor to determine whether Class W shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors.

Additionally, shares of the Fund are not eligible for purchase by non-U.S. investors.

Investor Suitability

General Considerations. An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial advisor to determine whether an investment in the Fund is suitable for your risk profile. A shareholder should invest in the Fund only money that it can afford to lose, and a shareholder should not invest money to which it will need access on a short-term or frequent basis. In addition, a shareholder should be aware of how the Fund’s investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Unlisted Closed-End Structure and Limited Liquidity. The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, the Fund does not plan to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund will make quarterly offers to repurchase its shares, there can be no assurance that the Fund will repurchase shares that are tendered by a shareholder in connection with any repurchase offer. A prospective investor should consider its liquidity needs before investing.

Transfer Restrictions. Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors, unless the transfer is by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, and who hold their shares through the Underwriter or a Selling Agent. The Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect and may not be in the manner desired by a shareholder. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund should be viewed as a long-term investment and is suitable only for investors who bear the risks associated with the limited liquidity of shares (including these transfer restrictions).

REPURCHASE OFFERS

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its shares. No public market exists for the shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below.

Repurchases of Shares

The Fund operates as an “interval fund” under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund’s outstanding shares. As a general matter, the percentage of outstanding shares that the Fund will offer to repurchase will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

Quarterly repurchase offers will occur each December, March, June and September. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “repurchase request deadline”) will be generally on or about the 18th day in the months of December, March, June and September or, if the 18th day is not a business day, on the next business day. The date on which the repurchase price for shares is determined will be generally the last business day of the month (the “repurchase pricing date”), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). The Fund does not charge a repurchase fee. (See “Repurchase Offers —Fundamental Policies with Respect to Share Repurchases.”) The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases.

Prior to the commencement of any repurchase offer, the Fund sends a notification of the offer to shareholders via their brokers, dealers or other financial intermediaries. The notification specifies, among other things:

●	the percentage of shares that the Fund is offering to repurchase;
●	the date on which a shareholder’s repurchase request is due (i.e., the repurchase request deadline);
●	the date that will be used to determine the Fund’s net asset value applicable to the share repurchase (i.e., the repurchase pricing date);
●	the date by which shareholders will receive the proceeds from their share sales; and
●	the net asset value of the shares of the Fund no more than seven days prior to the date of the notification.

The Fund intends to send this notification approximately 30 days before the deadline for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance of the repurchase request deadline. A shareholder’s broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased shares.

The repurchase request deadline will be strictly observed. If a shareholder’s broker, dealer or other financial intermediary fails to submit a shareholder’s repurchase request in good order by the repurchase request deadline, the shareholder will be unable to liquidate the shares until a subsequent quarter, and the shareholder will have to resubmit the request in that subsequent quarter. Shareholders should advise their brokers, dealers or other financial intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

Fundamental Policies with Respect to Share Repurchases

The Board has adopted the following fundamental policies with respect to its share repurchases which may only be changed by the “vote of a majority of the outstanding voting securities” of the Fund (within the meaning of Section 2(a)(42) of the 1940 Act):

●	The Fund will make periodic share repurchase offers each fiscal quarter pursuant to Rule 23c-3(b) of the 1940 Act, as it may be amended from time to time;
●	The repurchase request deadlines will be generally on or about the 18th day on the last month of each fiscal quarter or, if the 18th day is not a business day, on the next business day; and
●	There will be a maximum 14 day period between each repurchase request deadline and the repurchase pricing date.

The Fund reserves the right, under Rule 23c-3(c) of the 1940 Act, to conduct a special or additional repurchase offer that is not made pursuant to its fundamental policy on repurchases under certain circumstances.

Oversubscribed Repurchase Offer

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the Board for each repurchase offer sets a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of an additional 2% of the outstanding shares of the Fund beyond the original repurchase offer amount. If the Fund determines not to repurchase additional shares beyond the original repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If prorating is necessary, the number of shares each investor asked to have repurchased will be reduced by the same percentage, and the Fund will send a notice of prorating to shareholders following the repurchase pricing date. If any shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder’s repurchase request will not be given any priority over other shareholders’ requests at this later date. Thus, there is a risk that the Fund may not purchase all of the shares a shareholder wishes to sell in a given quarter or in any subsequent quarter. In anticipation of the possibility of prorating, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell as many of their shares as they desire to sell.

The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees. These circumstances are:

●	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;
●	for any period during which the New York Stock Exchange (the “NYSE”) or any other market in which the portfolio securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

●	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

●	for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Determination of Repurchase Price

The repurchase price payable in respect of a repurchased share is equal to the share’s net asset value on the repurchase pricing date. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s investment objective and policies and the potential for the Incentive Fee. Indeed, the Fund’s net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. In that regard, the Fund’s net asset value per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially shortly after a repurchase request deadline and the repurchase pricing date. Nevertheless, the repurchase price will not be adjusted after the repurchase pricing date. In order to assist investors in determining whether to participate in a repurchase offer, Rule 23c-3 of the 1940 Act requires that the Fund calculate its net asset value each business day during the five business days preceding the repurchase request deadline as of the close of business on the NYSE. Since Selling Agents are responsible for disseminating the Fund’s net asset value to their customers, there is a risk that these agents may not disseminate current net asset value information to shareholders, which would impact a shareholder’s ability to evaluate effectively whether to participate in the repurchase offer. The method by which the Fund calculates net asset value is discussed below. (See “Calculation of Net Asset Value.”)

Payment for Repurchases

Payment for tendered shares will be distributed to brokers, dealers or other financial intermediaries for distribution to their customers, as specified in the repurchase offer notification, no later than seven days after the repurchase pricing date.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or of assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. (See “Principal Risk Factors — Leverage & Borrowings Risk.”)

Consequences of Repurchase Offers

The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders, and will be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets in illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund’s net asset value.

Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. There is no assurance that any secondary market for the Fund’s shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value.

Repurchase of the Fund’s shares will tend to reduce the number of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio. In addition, the repurchase of shares by the Fund is a taxable event to shareholders. For a discussion of these tax consequences, see “Tax Aspects” in the SAI.

Repurchase offers will cause the Fund to calculate Fiscal Periods more frequently than annually. If that occurs, shareholders could be adversely affected. For example, the Fund may be required to pay the Adviser a portion of the Incentive Fee accrued through that date based on the Fund’s investment performance for a Fiscal Period under circumstances where, if no interim Fiscal Periods had occurred, the Adviser would not have been eligible to receive an Incentive Fee payment for an entire fiscal year. Conversely, if at the time the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets withdrawn from the Fund to pay the share repurchases, with the result that the Adviser will be in a better position to eventually earn an Incentive Fee with respect to the Fund. (See “Additional Risk Factors — Repurchase Offers.”)

CALCULATION OF NET ASSET VALUE

The value of the net assets of each class of shares of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange.

Domestic non-exchange traded equity securities are valued at their last reported price.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges, are valued at their last reported bid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.

When market quotations are not readily available, if a market quotation is “stale”, or when the valuation methods mentioned above are not reflective of the fair value of an asset or a liability, fair value will be determined in good faith based on observable and unobservable inputs relevant to the valuation of the asset under the oversight of the Board (“Fair Value Determination”).

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to Fair Value Determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net asset value if the Adviser’s judgments regarding appropriate valuations should prove incorrect.

The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund’s investments also affect the amount of the Management Fee and Incentive Fee. (See “Additional Risk Factors — Incentive Fee.”) All fair value determinations by the Adviser are subject to the review of the Board.

Expenses of the Fund, including the Management Fee and the Incentive Fee and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining the net asset value for each class of the Fund’s shares.

DISTRIBUTION POLICY

Dividends will be paid annually on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. Payments on the shares will vary in amount depending on investment income received and expenses of operation. Amounts expected to be declared for each share class are currently expected to be identical. As a result, given the lower NAV per share of Class W, Class W would be expected to have a slightly higher rate of distribution per Share (as a percentage of NAV). Many of the companies in which the Fund invests may not pay any dividends. The Fund is not a suitable investment if you require regular dividend income. If during the year shareholders would like information on estimated capital gains, they may contact the Fund at (212) 716-6840.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. For additional information, see “Tax Aspects” in the SAI.

The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Dividend Reinvestment

Dividends and capital gain distributions to shareholders will be reinvested unless the Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary. Shareholders will not be charged any fees as a result of participating in the dividend reinvestment plan. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. A shareholder can change its election with respect to reinvestment by contacting its broker, dealer or other financial intermediary. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment. Shareholders may affirmatively opt out of the automatic reinvestment plan at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund. Such a request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the date of the distribution. Such distributions may also be subject to state and local taxes. Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional shares.

The Fund reserves the right to suspend reinvestments at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently suspend or limit reinvestments, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

Additional information regarding the Fund’s dividend reinvestment plan may be obtained by calling the Fund at (212) 716-6840.

CONFLICTS OF INTEREST

General

Alkeon controls the Adviser as its sole member. In addition, Alkeon, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients. The Fund has no interest in these activities. As a result of the foregoing, Alkeon and its officers or employees who assist in its management of the Adviser will be engaged in substantial activities other than as the sole member of the Adviser and have conflicts of interest in allocating their time and activities between the Fund, the Adviser and Alkeon. Alkeon and its officers and employees devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Adviser and Alkeon provide investment advice for certain other investment funds or other accounts that pursue investment strategies similar to that of the Fund (the “Other Accounts”). As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser or Alkeon for investment for the Other Accounts. There may be circumstances, however, under which the Adviser or Alkeon will cause one (or more) of the Other Accounts to commit a different percentage of its assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser or Alkeon will consider or recommend participation by the Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

The Adviser will consider subjective criteria in evaluating whether a particular investment opportunity or strategy is appropriate and feasible for one or more Other Accounts at a particular time. These criteria typically include: (i) the nature of the investment opportunity taken in the context of the other investments available at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of the obtainable position); (iv) the transaction costs involved; (v) the investment or regulatory limitations applicable to the particular entity or account and (vi) the liquidity needs of the particular account. Similarly, the Adviser will consider subjective criteria when determining if a limited investment opportunity (such as an IPO) is an investment that is appropriate and feasible (in light of restrictions on investments in IPOs as may be applicable under the 1940 Act) for the Fund and/or an Other Account. Accordingly, the Fund may not be able to take full advantage of an investment opportunity to the extent the Adviser determines, in its discretion, that such opportunity is not appropriate for the Fund. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Other Accounts. Therefore, prospective shareholders should note that the future performance of the Fund and the Other Accounts may vary. (See “Performance Information.”) It is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Fund and the Other Accounts fairly and equitably over time.

When the Adviser and/or Alkeon determine(s) that it would be appropriate for the Fund and one or more Other Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with Alkeon’s and the Adviser’s responsibilities under the Advisers Act and the 1940 Act and their own internal procedures. However, decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all trades. The Adviser and Alkeon will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or Alkeon. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Other Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Other Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

The members of the Adviser, Alkeon and their directors, managers, officers and employees (including the Fund’s principal Portfolio Manager, Mr. Sparaggis) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser or Alkeon that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser and Alkeon have adopted a Joint Code of Ethics and the Fund and Breakwater have each adopted their own Codes of Ethics, all of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Other Matters

Breakwater, of which Alkeon is a non-managing member, acts as the underwriter for the Fund’s shares and bears various costs associated with its activities as the Underwriter. Breakwater is a securities brokerage firm, is registered as a broker-dealer under the Exchange Act and is a member of FINRA, but does not maintain a trading function. The Fund pays Distribution and Shareholder Servicing Fees to Breakwater to compensate it for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. The Underwriter may retain all or a portion of these payments. (See “Fees and Expenses — Distribution and Shareholder Servicing Fees” and “The Offering.”)

The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund. It should be noted that the Adviser’s sole member, Alkeon, is a non-managing member of Breakwater, a broker-dealer that employs certain employees of Alkeon’s employees. Breakwater acts as the distributor for the Fund. In addition, the Fund may effect certain principal transactions in securities with one or more Other Accounts, except for accounts in which Alkeon or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Alkeon or any affiliate’s appointment as an investment adviser or portfolio manager to the account). These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Other Account to sell, or the Fund to sell and such Other Account to purchase, the same security or instrument on the same day. The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

The Fund is not permitted to purchase or sell securities of any issuer as to which the Adviser or Alkeon has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund’s investment performance because the Fund may: (i) hold securities of an issuer with respect to which the Adviser or Alkeon has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or Alkeon has favorable information.

As a result of the investment banking, corporate finance or similar activities of Breakwater, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may only be able to purchase securities during the existence of an underwriting or selling syndicate in which Breakwater is participating subject to certain conditions. This could have an adverse impact on the Fund’s investment performance.

Future investment activities of the Adviser, Alkeon and Breakwater and their members, managers, principals, partners, directors, officers or employees (as applicable), may give rise to additional conflicts of interest.

BROKERAGE

The Adviser is responsible for placing orders for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.

In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Adviser may at times execute a trade through a particular broker but then “step out” the trade to a different broker. This occurs when the Adviser determines that the order is best executed through a certain broker but would like to pay all or a portion of the commission to another broker for research provided to the Adviser. Research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, Alkeon or their respective affiliates in providing services to clients other than the Fund. In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

Although the Fund cannot accurately predict its portfolio turnover, the Fund generally expects that its annual portfolio turnover rate will significantly exceed that of other registered investment companies. The Fund’s portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income.

The aggregate amount of brokerage commissions paid for the fiscal years ended September 30, 2019, September 30, 2018 and September 30, 2017 was $16,750,678, $16,265,699 and $8,951,558, respectively.

GENERAL INFORMATION

Securities Outstanding

The below table reflects the amount of Fund shares (in dollars, based on Class A Shares’ NAV and Class W Shares’ NAV, respectively) outstanding as of March 31, 2020:

			(4)
		(3)	Amount
		Amount held by	Outstanding
(1)	(2)	Registrant or for its	Exclusive of Amount
Title of Class	Amount Authorized	Account	Shown Under (3)
Class A Shares of beneficial interest	Unlimited	None	$4,257,793,497
Class W Shares of beneficial interest	Unlimited	None	$966,339,399

Fiscal Year

The Fund’s fiscal year ends on each September 30. The Fund’s tax year for federal income tax purposes also ends on each September 30.

Reports to Shareholders

The Fund sends unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as U.S. legal counsel to the Fund. The firm also acts as counsel to the Fund’s Independent Trustees. The firm does not represent potential investors with respect to their investment in the Fund.

Shareholder Inquiries

Inquiries concerning the Fund and shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent. All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

More information about the Fund is available in the SAI. The SAI is incorporated by reference into this Prospectus. The Fund files with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-PORT. Additional information about the Fund’s investments are available in the annual and semi-annual reports to shareholders. The Fund’s annual and semi-annual reports (as filed on Form N-CSR) and each Form N-PORT may be viewed on the SEC’s website (www.sec.gov).

From time to time, additional Fund information, such as risk and exposure reports, or the Portfolio Manager’s market outlook or industry assessments, may be made available. To the extent permitted by law, such information, as well as the Prospectus, SAI and shareholder reports, may be obtained free of charge by contacting your financial advisor.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Fund	S-2

Additional Investment Policies and Practices	S-2

Investment Advisory and Other Services	S-5

Management of the Fund	S-6

Portfolio Manager	S-10

Tax Aspects	S-10

Proxy Voting Policies and Procedures	S-14

General Information	S-14

Financial Statements	S-14

APPENDIX A

Form of Investor Certification

ACAP STRATEGIC FUND

Account No.:_______________

Financial Advisor Name:_______________

INVESTOR CERTIFICATION

This certificate relates to ACAP Strategic Fund (the “Fund”) and is given to you as broker with respect to a potential purchase of shares in the Fund.

I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth of more than $2,100,000 (in the case of a natural person, either as an individual or with assets held jointly with a spouse) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended, or, in the case of an existing investor making a subsequent investment in the Fund, I hereby certify that I, or the company I am signing on behalf of, certified to, and continue to satisfy, the net worth requirement that was in place at the time of my, or the company’s that I am signing on behalf of, initial investment in the Fund. If I am signing on behalf of a company, I further certify that (A) such company is not a private investment company,* a registered investment company or a business development company or (B) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less (i) the value of my primary residence and debt secured by such property (up to the current market value of the residence), and (ii) all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

(1)

Shares may be held only through a broker, dealer, registered investment adviser or other financial intermediary that has entered into an agreement with the Fund’s underwriter(s) or adviser, SilverBay Capital Management, LLC, for the provision of shareholder services;

(2)

Shares may not be transferred, unless by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, except to a person who has a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2,100,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended, who agrees to hold his, her or its shares through a broker, dealer, registered investment adviser or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund, and who agrees not to transfer the shares, unless by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, except to another person who has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2,100,000 (excluding the value of the primary residence of such person and any debt secured by such property, up to the current market value of the residence) or otherwise meet the definition of a “qualified client” under Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended, and agrees to comply with the foregoing ownership and transfer restrictions; and

____________________

*

For this purpose, “private investment company” means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

A-1

(3)	Upon any transfer of shares in violation of the foregoing clauses (1) or (2), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred shares.

Notwithstanding that the Fund is registered under the Investment Company Act of 1940, and the shares are being offered under an effective registration statement under the Securities Act of 1933, I acknowledge, understand and recognize that there will be no secondary market for the shares and that liquidity is limited as set forth in the prospectus. I understand that you, the Fund, and SilverBay Capital Management LLC are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company’s) purchase of shares.

CLASS A SHARES:

Gross Investment Amount	Sales Load (if applicable)		Net Amount Invested (net of sales load if applicable)

$		%	$

___________ Initial (if applicable)

The Investor acknowledges that a sales load in the percentage of the amount transmitted in connection with his, her or its purchase of shares as specified above is being charged by his, her or its broker-dealer in connection with the investment in the Fund and that only the net amount, after deduction of the sales load, will be invested in the Fund.

CLASS W SHARES:

Investment Amount

$

Trade Date (if none indicated, next available):

INVESTOR SIGNATURE

Date:	By:
Name:

A-2

APPENDIX B

PORTFOLIO MANAGER PERFORMANCE INFORMATION

The investment adviser of ACAP Strategic Fund (the “Fund”), SilverBay Capital Management LLC (the “Adviser”), is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). The Fund commenced operations on March 1, 2010. However, Mr. Panayotis (“Takis”) Sparaggis, the Fund’s principal Portfolio Manager and Alkeon’s controlling principal, employs an investment program for another investment vehicle (the “Other Investment Vehicle”) that is substantially the same as the investment program that he employs in managing the Fund. The Other Investment Vehicle represents the longest track record available among all similarly managed accounts by Mr. Sparaggis. The Fund’s return during its operating history and the Other Investment Vehicle’s return are shown in the following tables and bar charts. (References to the Fund’s performance record in this Appendix B, including in the following tables and bar charts, are to the performance record of the Fund’s Class A shares.) The Fund’s Class A and Class W shares’ returns for certain period ends are also shown in the “Financial Highlights” section of the attached prospectus.

Because of the similarity of investment programs, as a general matter, Mr. Sparaggis will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Alkeon for the Other Investment Vehicle. There are a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Investment Vehicle at a particular time. Because these considerations may differ for the Fund and the Other Investment Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Investment Vehicle will differ. (See “Conflicts of Interest.”)

The tables and bar charts set forth performance information of the Fund and the Other Investment Vehicle and various indices for the periods indicated. The returns shown for the Fund and the Other Investment Vehicle reflect the actual fees and expenses incurred by the Fund and the Other Investment Vehicle. The tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER INVESTMENT VEHICLE BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that the Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle. Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations imposed by applicable securities laws, which, if applicable, may have adversely affected the Other Investment Vehicle’s performance. The future performance of the Fund, the Other Investment Vehicle and the various indices may differ.

FUND PERFORMANCE1
(UNAUDITED)
Performance Relative to Major Indices as of May 31, 2020

MONTHLY NET RETURN

	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Annual
2020	4.69%	-0.93%	0.68%	8.88%	8.06%								22.87%
2019	10.76%	5.08%	2.60%	3.71%	-1.19%	4.94%	2.41%	1.60%	-6.11%	1.57%	4.53%	1.37%	35.01%
2018	8.47%	-1.61%	-2.69%	-2.76%	4.13%	0.06%	-1.89%	3.50%	-0.52%	-10.02%	-0.86%	-2.07%	-7.14%
2017	5.18%	3.01%	1.64%	3.16%	5.17%	-1.75%	3.82%	2.79%	0.37%	3.32%	-0.77%	-1.57%	26.90%
2016	-3.67%	-3.50%	3.06%	-0.55%	4.79%	-0.82%	3.02%	0.37%	-0.07%	-1.02%	-1.92%	-1.39%	-2.05%
2015	-1.95%	6.28%	0.52%	-0.52%	1.42%	0.44%	1.25%	-5.29%	-3.83%	7.56%	0.81%	-1.69%	4.37%
2014	-3.45%	3.95%	-6.16%	-7.72%	3.64%	2.80%	-1.94%	2.22%	-1.09%	3.37%	2.20%	-1.24%	-4.22%
2013	3.97%	-0.52%	0.17%	-0.52%	2.45%	-0.43%	4.89%	-0.57%	7.40%	0.61%	3.20%	2.99%	25.92%
2012	3.85%	5.52%	5.05%	-0.26%	-5.51%	0.55%	4.17%	2.09%	1.36%	-4.79%	0.26%	-2.38%	9.59%
2011	0.77%	3.24%	1.11%	5.39%	-3.64%	0.18%	-1.80%	-1.83%	-5.03%	9.22%	-3.50%	-5.23%	-2.13%
2010			1.60%	-0.20%	-2.76%	-2.54%	1.56%	-1.33%	7.27%	2.32%	0.19%	-1.79%	4.00%

ANNUALIZED RATE OF RETURN

	12 months	3 years	5 years	10 years	Since Fund Inception
The Fund[1]	35.57%	17.83%	13.59%	10.55%	10.13%
MSCI World[2]	4.97%	3.96%	3.84%	7.12%	6.44%
MSCI ACWI[3]	3.53%	3.18%	3.23%	6.28%	5.67%

Fund Performance As of May 31, 2020
(UNAUDITED)
Annualized ROR Since Inception***	Cumulative ROR Since Inception***

12%
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
10.13%
6.44%
5.67%
The Fund*
MSCI World**
MSCI ACWI**

*Source: SilverBay Capital Management LLC.

**Source for MSCI World and MSCI ACWI: MSCI. Note: Index performance shown is on a price return basis only and does not reflect income from regular cash distributions (cash dividend payments or capital repayments), while Fund performance does reflect such income.

***Inception: March 1, 2010; MSCI data as of March 1, 2010.

[1]

The performance data provided for the Fund was prepared by the Adviser and is based on the Fund’s Class A shares’ returns. Annual performance included for calendar year 2020 is year-to-date performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[2]

The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,640 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. (Source: MSCI).

[3]

MSCI ACWI captures large and mid cap representation across 23 developed markets and 26 emerging markets countries. With 3,044 constituents, the index covers approximately 85% of the global investable equity opportunity set. (Source: MSCI).

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund. The Fund’s portfolio contains equity securities and may consist of securities issued by companies in different countries with varying capitalizations and fixed income and non-equity investments, including short sales of securities and margin trading, and are not as diversified as the securities (when aggregated) that comprise the MSCI World Index and the MSCI AC World Index. Unlike the performance of the Fund, the performance of the MSCI World Index and MSCI AC World Index do not reflect the impact of fees or expenses. Index performance shown is on a price return basis only and does not reflect income from regular cash distributions (cash dividend payments or capital repayments). Any such comparison between the performance results of the Fund and the MSCI World Index and MSCI AC World Index should not be relied upon as an accurate prediction of future results. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

OTHER INVESTMENT VEHICLE PERFORMANCE1
(UNAUDITED)
Performance Relative to Major Indices as of May 31, 2020

MONTHLY NET RETURN

	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Annual
2020	5.35%	-0.71%	0.49%	9.46%	8.81%								25.21%
2019	10.79%	4.84%	2.85%	4.02%	-1.27%	5.47%	2.73%	1.72%	-6.54%	1.71%	5.25%	1.43%	37.19%
2018	9.58%	-1.99%	-2.96%	-2.91%	4.69%	0.13%	-1.81%	3.98%	-0.47%	-9.69%	-0.55%	-2.66%	-5.77%
2017	4.58%	3.19%	1.74%	3.24%	5.35%	-1.73%	4.04%	2.95%	0.45%	3.61%	-0.69%	-1.65%	27.77%
2016	-5.15%	-4.02%	3.59%	-0.55%	6.20%	-1.16%	3.39%	0.47%	-0.04%	-0.76%	-1.52%	-1.34%	-1.42%
2015	-2.46%	7.94%	0.72%	-0.51%	1.45%	0.57%	1.46%	-6.07%	-4.69%	9.54%	0.80%	-1.82%	5.99%
2014	-4.42%	5.01%	-7.71%	-8.04%	3.85%	2.91%	-1.94%	2.32%	-1.37%	3.63%	2.87%	-1.62%	-5.51%
2013	3.64%	-0.52%	-0.05%	-0.78%	2.53%	-0.31%	5.12%	-0.48%	7.46%	0.58%	3.46%	3.05%	25.99%
2012	2.89%	5.19%	5.56%	-0.12%	-5.69%	0.50%	4.51%	2.49%	1.49%	-5.02%	0.05%	-2.35%	9.09%
2011	0.82%	3.35%	1.31%	5.70%	-3.65%	0.24%	-1.99%	-2.05%	-4.57%	9.29%	-2.86%	-4.38%	0.21%
2010	-7.90%	3.42%	4.75%	0.74%	-1.62%	-2.47%	1.71%	-0.69%	7.86%	2.71%	0.44%	-0.90%	7.42%
2009	0.94%	1.98%	5.01%	1.51%	0.86%	1.15%	5.14%	-2.46%	5.69%	-1.38%	4.14%	4.82%	30.63%
2008	-13.63%	6.55%	-3.07%	8.05%	6.01%	-0.02%	1.95%	-2.13%	-13.31%	-6.17%	-3.72%	1.51%	-18.96%
2007	2.27%	3.24%	2.59%	2.52%	6.96%	3.69%	5.06%	-1.48%	12.96%	15.50%	-3.20%	-2.70%	56.66%
2006	7.84%	-0.41%	2.49%	2.12%	-5.73%	-2.41%	-0.14%	3.60%	1.64%	0.51%	4.49%	2.42%	16.97%
2005	-5.49%	0.22%	-0.40%	-5.13%	9.69%	0.59%	7.71%	0.84%	2.30%	-2.01%	2.67%	0.00%	10.40%
2004	3.74%	-2.02%	-4.70%	-10.33%	5.15%	0.26%	-8.43%	-4.44%	3.56%	7.44%	3.55%	0.59%	-7.13%
2003	-0.62%	1.04%	-0.49%	4.81%	9.03%	1.28%	8.19%	3.66%	-1.04%	6.32%	1.99%	-3.14%	34.80%
2002	-0.06%	-5.19%	3.29%	-2.71%	-0.49%	-0.83%	-1.44%	0.22%	-0.13%	2.74%	5.31%	-5.60%	-5.33%
2001	3.44%	-8.76%	-2.87%	10.12%	-1.32%	2.35%	-1.34%	-3.70%	-7.54%	4.25%	4.18%	1.07%	-1.68%
2000	0.96%	28.25%	-6.50%	-7.03%	-8.83%	8.05%	-1.31%	11.78%	-4.25%	-4.47%	-8.29%	-0.57%	2.03%
1999	15.50%	-6.59%	6.99%	2.35%	-2.29%	7.58%	-2.11%	2.44%	2.20%	7.63%	18.77%	23.42%	100.81%
1998	1.66%	8.24%	2.27%	1.48%	-3.76%	8.67%	-1.66%	-16.32%	11.90%	6.79%	8.36%	10.50%	40.62%

ANNUALIZED RATE OF RETURN

	12 months	3 years	5 years	10 years	Since Other Investment Vehicle Inception
Other Investment Vehicle[1]	40.02%	20.09%	15.08%	11.81%	14.72%
MSCI World[2]	4.97%	3.96%	3.84%	7.12%	3.77%
MSCI ACWI[3]	3.53%	3.18%	3.23%	6.28%	3.65%

Other Investment Vehicle (“OIV”) Performance As of May 31, 2020
(UNAUDITED)

Annualized ROR Since Inception***	Cumulative ROR Since Inception***

18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.72%
3.77%
3.65%
OIV*
MSCI World**
MSCI ACWI**

2400%
2200%
2000%
1800%
1600%
1400%
1200%
1000%
800%
600%
400%
200%
0%
2071.78%
129.33%
123.57%
OIV*
MSCI World**
MSCI ACWI**

*Source: Alkeon Capital Management LLC.

**Source for MSCI World and MSCI ACWI: MSCI. Note: Index performance shown is on a price return basis only and does not reflect income from regular cash distributions (cash dividend payments or capital repayments), while Other Investment Vehicle performance does reflect such income.

***Inception: January 5, 1998; MSCI data as of January 1, 1998.

[1]	The performance data provided for the Other Investment Vehicle was prepared by Alkeon based on the following facts and assumptions:

The Other Investment Vehicle began investment operations on January 5, 1998. January 1998 performance was 1.66%. Mr. Sparaggis, the primary portfolio manager of the Other Investment Vehicle, was employed by CIBC Oppenheimer Corp. from January 1998 through June 1999, and by CIBC World Markets Corp. from June 1999 through December 2001, and was the portfolio manager of the Other Investment Vehicle at all times during that period. Effective January 1, 2002, Mr. Sparaggis formed Alkeon, which has continued managing the Other Investment Vehicle’s portfolio since that time.

The Other Investment Vehicle’s performance reflects the deduction of 20% incentive fee and a 1% management fee charged to investors prior to March 1, 2004, a 1.5% management fee charged to new investors beginning March 1, 2004 and a 1.75% management fee charged to all investors beginning July 1, 2011. Performance results for the Other Investment Vehicle are actual results reflecting the returns of the Other Investment Vehicle as a whole (rather than the returns of a particular investor), and reflect the Other Investment Vehicle’s advisory fees, incentive fees and expenses and include the reinvestment of dividends and income. Annual performance included for calendar year 2020 is year-to-date performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[2]

The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,640 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. (Source: MSCI).

[3]

MSCI ACWI captures large and mid cap representation across 23 developed markets and 26 emerging markets countries. With 3,044 constituents, the index covers approximately 85% of the global investable equity opportunity set. (Source: MSCI).

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Investment Vehicle. The Fund and the Other Investment Vehicle’s portfolios contain equity securities and may consist of securities issued by companies in different countries with varying capitalizations and fixed income and non-equity investments, including short sales of securities and margin trading, and are not as diversified as the securities (when aggregated) that comprise the MSCI World Index and the MSCI AC World Index. Unlike the performance of the Fund or the Other Investment Vehicle, the performance of the MSCI World Index and MSCI AC World Index do not reflect the impact of fees or expenses. Index performance shown is on a price return basis only and does not reflect income from regular cash distributions (cash dividend payments or capital repayments). Any such comparison between the performance results of either the Fund or the Other Investment Vehicle and the MSCI World Index and MSCI AC World Index should not be relied upon as an accurate prediction of future results. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

Class A Shares
Class W Shares

Statement of
Additional Information
Dated June 5, 2020

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of ACAP Strategic Fund (the “Fund”), dated June 5, 2020. To obtain a copy of the Fund’s prospectus (the “Prospectus”), please call the Fund at (212) 716-6840.

TABLE OF CONTENTS

THE FUND	S-2

ADDITIONAL INVESTMENT POLICIES AND PRACTICES	S-2

INVESTMENT ADVISORY AND OTHER SERVICES	S-5

MANAGEMENT OF THE FUND	S-6

PORTFOLIO MANAGER	S-10

TAX ASPECTS	S-10

PROXY VOTING POLICIES AND PROCEDURES	S-14

GENERAL INFORMATION	S-14

FINANCIAL STATEMENTS	S-14

THE FUND

The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund operates as a diversified investment company.

This SAI relates to the Class A and Class W shares of the Fund. Class A shares are subject to a maximum sales load and a distribution and shareholder servicing fee. Unlike Class A shares, Class W shares are not subject to any sales load or distribution and shareholder servicing fees.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund has adopted fundamental policies for its interval fund structure as set forth in the Prospectus. In addition, the Fund has adopted the following seven fundamental investment policies, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act of 1940 (the “1940 Act”)):

(1) The Fund will not invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry or group of related industries, provided that this restriction does not limit the Fund’s investments in U.S. Government Securities (as defined herein) or in securities of “Technology Companies” as defined in the Prospectus (as may be amended from time to time).

(2) The Fund will not issue “senior securities” (as defined by the 1940 Act) or borrow money except to the extent permitted by the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (“SEC”) or its staff and as is consistent with the Fund’s investment policies.

(3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of its portfolio securities.

(4) The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(5) The Fund will not purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency, indices and financial futures contracts, and may enter into currency swaps and forward contracts, including those related to indices, in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

(6) The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts.

(7) The Fund will operate as a diversified investment company under the 1940 Act. This means that at least 75% of the value of the Fund's total assets must be represented by cash, cash items, U.S. Government securities, securities of other investment companies, and other securities which in respect of any issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

The investment objective of the Fund and its policies with respect to share repurchases (as set forth in the Prospectus) are also fundamental and may not be changed without a vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

With respect to the investment restriction set forth in (1) above, and other policies described herein and in the Prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

Special Investment Instruments and Techniques

The Fund may from time to time utilize a variety of special investment instruments and techniques (as described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund’s investment objective. There is no requirement that the Fund hedge its portfolio or any of its investment positions.

Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Fund’s ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund’s investment adviser, SilverBay Capital Management LLC (the “Adviser”), to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Other Derivatives. In addition to options on securities indices (described above) and the derivative instruments described under “Principal Investment Strategies & Methodology” in the Prospectus, the Fund may from time to time invest in a variety of other derivative instruments to seek maximum capital appreciation or for hedging purposes, such as swaptions, and structured-equity notes. A swaption is an option entitling one party to enter into a swap agreement with a counterparty. Structured-equity notes are specially designed investments whose principal payments or interest payments are linked to the value of an underlying equity asset. The Adviser reserves the right to utilize other derivative instruments as it deems appropriate and as new instruments are developed or regulatory changes occur. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. For example:

●	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge using derivatives unsuccessful;

●	the company issuing the derivative instrument may be unable to pay the amount due on the maturity of the instrument;

●	certain derivative investments held by the Fund may trade only in over-the-counter markets or not at all, and can be illiquid; and

●	derivatives may change rapidly in value because of their inherent leverage.

All of this can mean that the Fund’s net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Repurchase Agreements. The Fund is expected to invest no more than 5% of its assets in repurchase agreements involving the types of securities eligible for purchase by the Fund.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

The Fund has adopted specific policies designed to minimize certain of the risks of loss associated with repurchase agreements. These procedures include a requirement that the Adviser effect repurchase transactions only with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund’s custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with the simultaneous agreement to repurchase the securities at an agreed-upon price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may increase the volatility of the Fund’s investment portfolio. The Fund is expected to invest no more than 5% of its assets in reverse repurchase agreements. As with repurchase agreements, the Adviser will only effect reverse repurchase transactions with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund’s limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In these cases, the Fund may incur a loss.

Restricted and Illiquid Investments

Although the Fund invests primarily in publicly-traded securities, it may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of those securities without registering them under the 1933 Act. If qualified institutional buyers become uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Securities that are considered to be illiquid are not expected to exceed 15% of the Fund’s net assets (as determined at the time of investment). Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell a security and the time the Fund may be permitted to sell that security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Fund’s board of trustees (the “Board,” and the members of the Board, the “Trustees”).

Investments in restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Fund will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of shares from shareholders without unnecessarily adversely impacting the value of the Fund’s portfolio.

Investments in Distressed Companies and Restructurings

Though not currently anticipated by the Adviser, the Fund may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as non-performing and sub-performing loans, loan participations, claims held by trade or other creditors, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk. If the Fund makes such an investment, it may lose a substantial portion or all of its investment in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for the Adviser to obtain information as to the true condition of such entities.

The Fund may make certain speculative purchases of financial instruments of companies that are involved in, or which the Adviser believes will be involved in, corporate restructurings, that it believes are undervalued because of an extraordinary event, or that are expected to undergo a change in value because of an expected occurrence. The Fund may also make concentrated investments in financial instruments of companies that may be or may become targets for takeovers. If the Fund purchases financial instruments in anticipation of an acquisition attempt or reorganization or with the intention to influence the management and policies of the issuer of the financial instruments, and an acquisition attempt or reorganization does not in fact occur or it is not able to so influence the issuer of the financial instruments, the Fund may sell the financial instruments at a material loss.

In most forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, for failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new financial instrument the value of which will be less than the purchase price to the Fund of the financial instruments in respect of which such distribution was made.

INVESTMENT ADVISORY AND OTHER SERVICES

Subject to the supervision and control of the Board, the Adviser serves as the Fund’s investment adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement was approved by the Board (including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”)), at a meeting held in person on December 2, 2009, and approved on that date by the then sole shareholder of the Fund. The Advisory Agreement was amended and approved on November 20, 2014, reflecting a reduced base management fee.

The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Advisory Agreement provides that, in consideration for providing certain management services (provided by the Adviser or an affiliate) and administrative services (provided by the Adviser or an affiliate), the Adviser will be entitled to receive the management fee and incentive fee, as set forth under “Fees and Expenses” in the Prospectus and as described below. The management fee and incentive fee arrangements between the Fund and the Adviser were also approved in person by the Board (including a majority of the Independent Trustees), and approved on that date by the then sole shareholder of the Fund, on December 2, 2009.

Those certain management and administrative services provided by the Adviser (or an affiliate) include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund’s administrator, custodian, transfer agent, and other organizations that provide services to the Fund. In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund. The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund’s administrator.

The Advisory Agreement provides for indemnification by the Fund of the Adviser and its affiliates from any and all costs, losses, claims, damages or liabilities, joint or several, including reasonable attorneys’ fees and disbursements incurred by them resulting in any way from their performance or non-performance of their duties with respect to the Fund. Indemnification is only available to the extent the cost, loss, claim, damage or liability did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

The Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board. The Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board or by vote of a majority of the outstanding shares of the Fund, on 60 days’ written notice; or (ii) the Adviser on 60 days’ written notice to the Fund. The Advisory Agreement will terminate immediately in the event of its “assignment” (as defined in the 1940 Act). A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the factors the Board considered is available in the Fund’s annual report to shareholders for the period ended September 30, 2019.

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund.

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. “Fiscal Period” means each twelve month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and conducts repurchase offers every fiscal quarter, Fiscal Periods could be triggered (and therefore, a portion of the Incentive Fee would be payable to the Adviser) up to four times each fiscal year.

The Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year). The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund’s operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). This is sometimes known as a “high water mark.” The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

The total dollar amounts paid to the Adviser by the Fund under the Advisory Agreement for fiscal years 2019, 2018 and 2017 were $141,229,595, $88,137,448 and $120,750,393, respectively.

MANAGEMENT OF THE FUND

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board also oversees the Fund’s risk management processes, primarily through the functions (described below) performed by the Audit Committee. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

Gregory D. Jakubowsky, the president and principal executive officer of the Fund and the Chief Operating Officer of Alkeon Capital Management, LLC (“Alkeon”) (the sole member of the Adviser), serves as chairman of the Board (the “Chairman”). Although he is an “interested person” of the Fund, as defined by the 1940 Act, the Board believes that by having the Fund’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund’s governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees. Although the Fund does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board (66⅔% of which is represented by Independent Trustees) and that each of the Fund’s critical committees of the Board (Audit and Nominating) is chaired by an Independent Trustee.

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below.

Independent Trustees
Number of
Portfolios in
Fund
	Position(s)	Term of Office		Complex*	Other
Name and	with the	and Length of	Principal Occupation(s)	Overseen by	Trusteeships/Directorships
Age	Fund	Time Served	During Past 5 Years	Trustee	Held by Trustee
William F. Murphy, 61	Trustee	Indefinite/Since Inception	Real estate agent (residential real estate, 2015 to Present). Previously, Mr. Murphy was a senior executive in the derivatives trading group of an international investment bank.	One	None

Jorge Orvananos, 51	Trustee	Indefinite/Since Inception	President, GFR Signals, LLC (financial advisory firm, 2011 to Present). Previously, Mr. Orvananos was an investment analyst at a financial advisory firm.	One	None

The address of each Independent Trustee is 350 Madison Avenue, 20th Floor, New York, New York 10017.
* “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Interested Trustees*
Number of
Portfolios in
Fund
	Position(s)	Term of Office		Complex	Other
Name and	with the	and Length of	Principal Occupation(s)	Overseen by	Trusteeships/Directorships
Age	Fund	Time Served	During Past 5 Years	Trustee	Held by Trustee
Gregory D. Jakubowsky, 47	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One	None

* “Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.

Each of the Trustees was elected to the Board by the Adviser as the then sole shareholder of the Fund.

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

The following table sets forth certain information regarding the compensation received by the Independent Trustees from the Fund for the fiscal year ended September 30, 2019. No compensation is paid by the Fund to Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

Compensation Table

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex(1)
William F. Murphy	$45,000	0	0	$45,000

Jorge Orvananos	$45,000	0	0	$45,000

____________________

(1)	Information in the Compensation Table is for the fiscal year ended September 30, 2019. There are currently no other funds in the Fund Complex.

The Independent Trustees are each paid an annual retainer of $45,000 and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

Board Committees

The Board has formed an Audit Committee consisting of the Independent Trustees of the Fund. The primary duties of the Audit Committee are: (i) to recommend to the full Board and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year; (ii) to meet with the Fund’s independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund’s risk management processes by, among other things, meeting with the Fund’s auditors and overseeing the Fund’s disclosure controls and procedures (including the Fund’s internal controls over financial reporting); and (v) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended September 30, 2019, the Audit Committee held three meetings.

The Board has also formed a Nominating Committee comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by investors in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to ACAP Strategic Fund, 350 Madison Avenue, 20th Floor, New York, New York, 10017. During the fiscal year ended September 30, 2019, the Nominating Committee held no meetings.

Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. The Independent Trustees have, through their annual self-assessment process, expressed their satisfaction with the current composition of the Board and, in this regard, accorded particular weight to the individual professional and personal background of each Trustee, as set forth in the biographies included in the table contained in “Management of the Fund—Independent Trustees”, which was the basis for their selection to the Board. The Independent Trustees also considered that Mr. Jakubowsky is not an Independent Trustee, but recognized that he is a senior officer of Alkeon (the sole member of the Adviser) and serves as a principal officer of the Fund, and, as such, helps foster the Board’s direct access to information regarding the Adviser and the Fund. In considering the candidacy of a prospective Independent Trustee, the Nominating Committee and the Board would take into account a variety of factors, including each nominee’s professional background and experience.

Equity Securities Owned by Trustees

As of the end of the most recently completed calendar year, none of the Trustees own shares of the Fund or in any other registered investment company overseen by the Trustees within the same Fund complex. As of the end of the most recently completed calendar year, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser, the Adviser’s sole member, Alkeon, Breakwater Group Distribution Services, LLC or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

Fund Officers

In accordance with the Fund’s amended and restated declaration of trust, the Board has selected the following persons to serve as officers of the Fund:

Officers
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 47	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Mainsail Group, LLC (broker-dealer, 2003 to 2015); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One

George Mykoniatis, 49	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Compliance Officer, Mainsail Group, LLC (broker-dealer, 2002 to 2015); Principal, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One

Jennifer Shufro, 44	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since March 2015	Managing Director, Alkeon Capital Management, LLC (investment management firm, 2012 to Present); Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm, 2015 to Present).	One

The address of each Officer is 350 Madison Avenue, 20th Floor, New York, New York 10017.

PORTFOLIO MANAGER

The following table provides information regarding accounts other than the Fund managed by the Fund’s principal portfolio manager, Mr. Panayotis (“Takis”) Sparaggis (the “Portfolio Manager”), as of September 30, 2019:

Registered Investment Companies Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
1	$1,846,589,241	1	$1,846,589,241

Pooled Investment Vehicles Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
8	$4,182,487,152	8	$4,182,487,152

Other Accounts Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
0	0	0	0

Portfolio Manager Compensation

Mr. Sparaggis’ compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Securities Ownership of Portfolio Managers

As of September 30, 2019, the Portfolio Manager did not own directly any shares of the Fund. (This does not take into account the Portfolio Manager’s position as controlling principal of the Adviser’s sole member.)

Control Persons and Principal Holders of Securities

Control Persons

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of May 29, 2020, the Fund did not know of any person or entity who "controlled" the Fund or who owns of record or beneficially 5% or more of any class of the Fund’s shares as of that date.

Management Ownership

As of the date of this SAI, the Trustees and officers as a group owned an aggregate of less than 1% of the outstanding shares of the Fund, and none of the Independent Trustees or any of their immediate family members owned beneficially or of record any securities in the Adviser.

TAX ASPECTS

The following is a general summary of certain material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussions set forth here and in the Prospectus do not constitute tax advice. Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Federal Income Taxation of the Fund

The Fund has elected, and intends to qualify each year, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a RIC, the Fund must comply with certain requirements relating to, among other things, the sources of its income (the “Gross Income Requirement”) and diversification of its assets (the “Diversification Requirement”). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of such issuer; and

●	no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund may be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders at the rates then applicable to dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

As an alternative, there is a remedy for a failure of the Diversification Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. There is also a de minimis exception to a potential failure of the Diversification Requirement that would require corrective action but no tax payment. In addition, a failure of the Gross Income Requirement can be remedied, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. No miscellaneous itemized deductions are allowed for any taxable year beginning after 2017 and before 2026. A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Nature of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. An investment by the Fund in a “passive foreign investment company” may result in additional taxes as well as potentially causing the Fund to recognize income in advance of receiving cash payments.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income (or loss) may increase (or decrease) the Fund’s income available for distribution.

Distributions to Shareholders

Distributions of the Fund’s investment company taxable income are, except as described below, taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute long-term or short-term capital gains to such holder, depending on the holder’s holding period in the shares.

The federal income tax rates generally are reduced to 20% (lower rates apply for individuals in lower tax brackets) on (1) long-term capital gains received by individuals and (2) “qualified dividend income” received by individuals from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rates to apply. Because the Fund intends to invest primarily in equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends, if any, will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the distribution is made, which typically occurs at the end of November.

Sale of Shares

A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between the shareholder’s adjusted tax basis (which will include any sales load paid by such shareholder to a Selling Agent) in the shares sold and the amount received. Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets and generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund’s automatic reinvestment plan. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale or exchange of Fund shares held by a shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

Exchange of Shares

The exchange of shares of one class of shares of the Fund for shares of another class of shares of the Fund will generally not be a taxable event for U.S. federal income tax purposes.

Tax on Net Investment Income

Individuals, estates and trusts are subject to a tax of 3.8% on “net investment income” (or undistributed “net investment income”, in the case of estates and trusts) for a taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount.* Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s “net investment income” subject to this tax.

Repurchase of Shares

The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a “complete redemption” of the shareholder’s interest in the Fund or is “substantially disproportionate” or “not essentially equivalent to a dividend” with respect to the shareholder. In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a shareholder will generally recognize gain or loss on a repurchase equal to the difference between the amount of cash received by the shareholder and the adjusted tax basis of the shares repurchased. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. (See the discussion above under “Sale of Shares.”)

If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a repurchase of shares will be taxable to the shareholder as a dividend to the extent of such shareholder’s allocable share of the Fund’s current and accumulated earnings and profits. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder’s adjusted tax basis in the shares repurchased), and any amount in excess of the shareholder’s adjusted tax basis would constitute taxable gain. Any remaining tax basis in the shares repurchased by the Fund will be transferred to any remaining shares held by such shareholder. In addition, if the Fund were treated as a nonpublicly offered regulated investment company, then if a repurchase of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.

Backup Withholding

The Fund may be required to withhold federal income tax at the rate of 28% (24% for taxable years 2018 through 2025) on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS on a timely basis.

Information Reporting

The amount of dividends, capital gain dividends and gross proceeds paid to each shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts will be reported annually to the IRS and to each shareholder.

Basis information for shares purchased on or after January 1, 2012, and repurchased on or after that date will be reported to the IRS and furnished to shareholders. In addition to reporting the gross proceeds from the repurchase of shares, the basis information for such shares will be reported, as well as whether they had a short-term or long-term holding period. The Fund will permit shareholders to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the average basis method will be used as the default basis method. Shareholders should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

____________________

* The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

Tax Shelter Reporting

If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Fund) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at (212) 716-6840 and (ii) at the SEC’s website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Adviser believes that it places the interests of client accounts ahead of the Adviser’s own interests by following ISS’ recommendations in such circumstances (unless directed otherwise by a client).

GENERAL INFORMATION

Independent Registered Public Accounting Firm

Grant Thornton LLP, located at principal business address Two Commerce Square, 2001 Market Street, Suite 700 Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm, providing audit and tax services.

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Fund. The Fund’s financial statements for the fiscal year ended September 30, 2019 have been audited by Grant Thornton LLP. The Fund’s financial statements for the fiscal period ended March 31, 2020 are unaudited.

Appendix A

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2019

Contents

Report of Independent Registered Public Accounting Firm	A-1
Statement of Assets and Liabilities	A-2
Schedule of Investments	A-3
Schedule of Purchased Options	A-10
Schedule of Securities Sold, Not Yet Purchased	A-14
Schedule of Swap Contracts	A-21
Statement of Operations	A-29
Statement of Changes in Net Assets	A-30
Statement of Cash Flows	A-31
Notes to Financial Statements	A-33

Appendix A

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP Two Commerce Square 2001 Market Street, Suite 700 Philadelphia, PA 19103 D +1 215 561 4200 F +1 215 561 1066

Board of Trustees and Shareholders
ACAP Strategic Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”) including the schedules of investments, purchased options, securities sold, not yet purchased, and swap contracts as of September 30, 2019, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009

Philadelphia, Pennsylvania
November 22, 2019

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2019
Assets
Investments in securities of unaffiliated issuers, at fair value (cost $3,549,237,471)	$4,985,004,016
Deposits at brokers for securities sold, not yet purchased	807,758,598
Purchased options, at fair value (cost $433,059,721)	308,108,864
Unrealized appreciation on total return swap contracts	146,220,881
Cash collateral received for total return swap contracts (restricted)	138,930,000
Cash and cash equivalents (including restricted cash of $653,124, Hong Kong Dollars of $13,922,090,
with a cost of $13,928,483, and Japanese Yen of $16,319,385, with a cost of $16,370,658)	78,941,099
Receivable for investment securities sold	45,980,793
Due from brokers (including Canadian Dollars of $2,067,832, with a cost of $2,060,672, Euros of $7,516,675, with a cost of $7,757,161, Hong Kong Dollars of $10,431,201, with a cost of $10,429,059, and Japanese Yen of
$500,882, with a cost of $500,511)	20,516,589
Dividends receivable	2,136,258
Interest receivable	3,230,256
Other assets	159,948
Total assets	6,536,987,302
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $2,081,730,032)	2,042,608,226
Due to brokers	141,181,476
Accrued incentive fees	85,229,685
Payable for investment securities purchased	79,679,970
Withdrawals payable	32,566,133
Unrealized depreciation on total return swap contracts	8,048,698
Management fees payable	5,299,910
Stock loan fee payable	4,559,953
Dividends payable on securities sold, not yet purchased	3,013,893
Distribution and shareholders servicing fees payable	2,195,118
Due to custodian (including Euros of $219, with a cost of $221)	1,811,290
Variation margin payable	757,817
Administration fees payable	663,326
Professional fees payable	154,545
Miscellaneous expenses payable	679,499
Total liabilities	2,408,449,539
Net Assets	$4,128,537,763
Net assets
Represented by:
Shares of beneficial interest at $0.001 par value; unlimited shares authorized	$244,889
Additional paid-in-capital	2,709,688,513
Total distributable earnings	1,418,604,361
Net Assets	$4,128,537,763

	Shares issued and outstanding	Net Asset Value per share	Net Assets
Class A	191,151,522	$17.84	$3,410,060,451
Class W	53,737,645	$13.37	$718,477,312

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

		September 30, 2019
Shares		Fair Value
	Investments in Securities—120.75%
	Common Stocks—115.87%
	Canada—2.16%
	Retail–Restaurants—0.87%
503,221	Restaurant Brands International Inc	$35,799,142
	Web Hosting / Design—1.29%
171,484	Shopify Inc, Class A *	53,444,703
	Total Canada (cost $93,060,293)	$89,243,845
	China—10.73%
	Building–Heavy Construction—0.96%
174,308,000	China Tower Corp Ltd, Class H	39,578,060
	Coffee—0.60%
1,314,011	Luckin Coffee Inc ADR *	24,966,209
	E-Commerce / Products—4.66%
682,434	Alibaba Group Holding Ltd ADR * (a)	114,123,438
2,780,751	JD.com Inc ADR *	78,444,986
		192,568,424
	Entertainment Software—0.23%
659,491	Bilibili Inc ADR *	9,312,013
	Internet Content–Entertainment—0.62%
458,739	YY Inc ADR *	25,794,894
	Internet Content–Information / Networks—1.88%
1,845,500	Tencent Holdings Ltd	77,733,513
	Schools—1.78%
664,194	New Oriental Education & Technology Group Inc ADR *	73,566,127
	Total China (cost $362,837,349)	$443,519,240
	France— 4.08%
	Aerospace / Defense–Equipment—3.43%
1,090,136	Airbus SE	141,665,179
	Entertainment Software—0.65%
367,674	UBISOFT Entertainment SA *	26,591,606
	Total France (cost $144,296,158)	$168,256,785
	Germany—2.20%
	Athletic Footwear—2.20%
291,093	adidas AG	90,650,910
	Total Germany (cost $65,285,414)	$90,650,910

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	Hong Kong—1.85%
	E-Commerce / Products—1.59%
6,408,800	Meituan Dianping, Class B *	65,482,675
	Energy–Alternate Sources—0.26%
13,960,148	China Everbright International Ltd	$10,755,835
	Total Hong Kong (cost $60,156,142)	$76,238,510
	Japan—4.98%
	Audio / Video Products—2.71%
1,903,900	Sony Corp	111,811,735
	Chemicals–Specialty—0.13%
49,000	Shin-Etsu Chemical Co Ltd	5,241,175
	Cosmetics & Toiletries—0.52%
272,000	Shiseido Co Ltd	21,717,215
	Finance–Other Services—1.03%
2,694,038	Japan Exchange Group Inc	42,351,798
	Industrial Automation / Robotics—0.11%
148,400	Nabtesco Corp	4,593,088
	Metal Products - Distribution—0.48%
850,473	MISUMI Group Inc	20,011,592
	Total Japan (cost $147,104,093)	$205,726,603
	Netherlands—0.27%
	Semiconductor Components–Integrated Circuits—0.27%
100,415	NXP Semiconductors NV	10,957,285
	Total Netherlands (proceeds $10,856,923)	$10,957,285
	Singapore—1.54%
	Entertainment Software—1.54%
2,059,847	Sea Ltd ADR *	63,752,265
	Total Singapore (cost $42,803,059)	$63,752,265
	United States—88.06%
	Aerospace / Defense—5.81%
203,473	Boeing Co (a)	77,415,372
165,046	Northrop Grumman Corp	61,857,590
138,352	Raytheon Co	27,143,279
141,043	TransDigm Group Inc	73,436,859
		239,853,100

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Applications Software—5.70%
759,932	Five9 Inc *	$40,838,746
388,581	HubSpot Inc *	58,912,765
743,387	Microsoft Corp (a)	103,353,095
899,753	Smartsheet Inc, Class A *	32,418,101
		235,522,707
	Building Products–Cement / Aggregate—2.44%
162,611	Martin Marietta Materials Inc (a)	44,571,675
371,381	Vulcan Materials Co (a)	56,167,662
		100,739,337
	Coatings / Paint—0.79%
59,193	Sherwin-Williams Co	32,548,455
	Commercial Services–Finance—4.64%
1,330,437	Avalara Inc *	89,525,106
414,989	Clarivate Analytics PLC *	7,000,864
409,993	Global Payments Inc (a)	65,188,887
36,423	S&P Global Inc	8,922,907
256,182	TransUnion	20,778,922
		191,416,686
	Commercial Services—0.73%
112,804	Cintas Corp (a)	30,242,752
	Computer Aided Design—11.26%
361,669	Altair Engineering Inc, Class A * (a)	12,520,981
62,579	ANSYS Inc *	13,852,487
838,499	Aspen Technology Inc * (a)	103,202,457
230,595	Autodesk Inc *	34,058,882
2,040,772	Cadence Design Systems Inc * (a)	134,854,214
1,213,580	Synopsys Inc *	166,563,855
		465,052,876
	Computer Data Security—0.11%
96,969	Zscaler Inc *	4,582,755
	Computer Services—1.06%
372,930	Elastic NV *	30,707,056
393,925	Parsons Corp * (a)	12,991,647
		43,698,703
	Computer Software—1.96%
1,441,844	SS&C Technologies Holdings Inc	74,355,895
431,313	Zuora Inc * (a)	6,491,261
		80,847,156

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	E-Commerce / Products—3.45%
82,104	Amazon.com Inc *	$142,525,155
	Electronic Components–Semiconductors—1.13%
485,949	Xilinx Inc	46,602,509
	Enterprise Software / Services—5.33%
749,380	Alteryx Inc, Class A * (a)	80,505,893
465,351	Ceridian HCM Holding Inc *	22,974,379
808,707	Coupa Software Inc *	104,784,166
67,290	Datadog Inc, Class A *	2,281,804
155,979	Everbridge Inc *	9,625,464
		220,171,706
	Entertainment Software—3.10%
1,189,248	Activision Blizzard Inc (a)	62,935,004
417,132	Electronic Arts Inc * (a)	40,803,852
194,083	Take-Two Interactive Software Inc *	24,326,363
		128,065,219
	Finance–Credit Card—4.12%
336,352	MasterCard Inc, Class A (a)	91,343,113
457,916	Visa Inc, Class A	78,766,131
		170,109,244
	Finance–Investment Banker / Broker—0.52%
581,432	Tradeweb Markets Inc, Class A	21,501,355
	Finance–Other Services—3.26%
145,117	CME Group Inc (a)	30,669,027
1,124,100	Intercontinental Exchange Inc (a)	103,720,707
		134,389,734
	Human Resources—0.74%
312,433	Paylocity Holding Corp * (a)	30,487,212
	Internet Application Software—4.73%
984,183	Anaplan Inc *	46,256,601
818,412	Okta Inc * (a)	80,580,846
941,664	Zendesk Inc * (a)	68,628,472
		195,465,919
	Internet Content–Entertainment—4.41%
687,322	Facebook Inc, Class A * (a)	122,398,302
1,449,155	Twitter Inc *	59,705,186
		182,103,488

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Internet Security—1.00%
320,761	Proofpoint Inc * (a)	$41,394,207
	Internet Telephony—2.83%
928,832	RingCentral Inc, Class A *	116,717,029
	Linen Supply & Related Items—0.10%
20,641	UniFirst Corp	4,027,472
	Medical Information Systems—0.16%
207,842	Health Catalyst Inc *	6,576,121
	Medical–Biomedical / Genetics—2.93%
387,682	Acceleron Pharma Inc * (a)	15,317,316
209,099	Akero Therapeutics Inc *	4,757,002
310,695	Alnylam Pharmaceuticals Inc * (a)	24,986,092
166,045	Applied Therapeutics Inc *	1,824,835
1,200,109	ArQule Inc *	8,604,782
78,515	Blueprint Medicines Corp *	5,768,497
357,413	Deciphera Pharmaceuticals Inc *	12,130,597
1,026,492	Immunomedics Inc *	13,611,284
207,968	Magenta Therapeutics Inc *	2,133,752
165,126	Rubius Therapeutics Inc *	1,296,239
247,159	Stemline Therapeutics Inc *	2,572,925
658,322	Ultragenyx Pharmaceutical Inc *	28,163,015
		121,166,336
	Medical–Drugs—0.43%
293,456	Tricida Inc *	9,058,987
227,022	Turning Point Therapeutics Inc *	8,536,027
		17,595,014
	REITS–Diversified—4.72%
357,755	American Tower Corp (a)	79,110,363
200,478	Equinix Inc (a)	115,635,710
		194,746,073
	Retail–Restaurants—2.96%
98,328	Chipotle Mexican Grill Inc *	82,641,734
348,235	Yum! Brands Inc (a)	39,500,296
		122,142,030
	Semiconductor Components–Integrated Circuits—2.51%
925,638	Analog Devices Inc (a)	103,421,534

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Semiconductor Equipment—4.87%
532,488	Applied Materials Inc (a)	$26,571,151
373,702	KLA Corp (a)	59,586,784
261,183	Lam Research Corp (a)	60,362,003
941,793	Teradyne Inc (a)	54,539,233
		201,059,171
	Therapeutics—0.26%
327,180	Agios Pharmaceuticals Inc * (a)	10,600,630
	Total United States (cost $2,421,551,152)	$3,635,371,685
	Total Common Stock (cost $3,347,950,583)	$4,783,717,128
	Short-Term Securities—4.88%
	United States— 4.88%
201,286,888	Dreyfus Treasury & Agency Cash Management, Institutional
	Shares, 1.97% (a) (b)	$201,286,888
	Total United States (cost $201,286,888)	$201,286,888
	Total Short-Term Securities (cost $201,286,888)	$201,286,888
	Total Investments in Securities (cost $3,549,237,471)–120.75%	$4,985,004,016
	Other Liabilities in Excess of Assets–(20.75%)	$(856,466,253)
	Net Assets–100.00%	$4,128,537,763

(a)	Partially or wholly held in a pledged account at the Custodian as collateral for securities sold, not yet purchased.

(b)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019. $197,888,183 is pledged in a collateral account by the Custodian for Total Return Swap Contracts.

*	Non-income producing security.

ADR	American Depositary Receipt

REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

September 30, 2019
Percentage of
Investments in Securities – By Industry	Net Assets (%)
Aerospace / Defense – Equipment	3.43
Aerospace / Defense	5.81
Applications Software	5.70
Athletic Footwear	2.20
Audio / Video Products	2.71
Building – Heavy Construction	0.96
Building Products – Cement / Aggregate	2.44
Chemicals – Specialty	0.13
Coatings / Paint	0.79
Coffee	0.60
Commercial Services – Finance	4.64
Commercial Services	0.73
Computer Aided Design	11.26
Computer Data Security	0.11
Computer Services	1.06
Computer Software	1.96
Cosmetics & Toiletries	0.52
E-Commerce / Products	9.70
Electronic Components – Semiconductors	1.13
Energy – Alternate Sources	0.26
Enterprise Software / Services	5.33
Entertainment Software	5.52
Finance – Credit Card	4.12
Finance – Investment Banker / Broker	0.52
Finance – Other Services	4.29
Human Resources	0.74
Industrial Automation / Robotics	0.11
Internet Application Software	4.73
Internet Content – Entertainment	5.03
Internet Content – Information / Networks	1.88
Internet Security	1.00
Internet Telephony	2.83
Linen Supply & Related Items	0.10
Medical Information Systems	0.16
Medical – Biomedical / Genetics	2.93
Medical – Drugs	0.43
Metal Products – Distribution	0.48
REITS – Diversified	4.72
Retail – Restaurants	3.83
Schools	1.78
Semiconductor Components – Integrated Circuits	2.78
Semiconductor Equipment	4.87
Short-Term Securities	4.88
Therapeutics	0.26
Web Hosting / Design	1.29
Total Investments in Securities	120.75%

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS

Notional			September 30, 2019
Amount (USD)	Contracts		Fair Value
		Purchased Options—7.46%
		Equity Options—7.36%
		Equity Call Options—5.60%
		Argentina—1.09%
		E-Commerce / Services—1.09%
$136,125,000	3,025	MercadoLibre Inc, 12/20/2019, $450.00	$34,817,750
111,100,000	2,020	MercadoLibre Inc, 12/20/2019, $550.00	10,382,800
		Total Argentina (cost $77,494,484)	$45,200,550
		Belgium—0.12%
		Brewery—0.12%
		Anheuser-Busch InBev SA/NV ADR,
56,142,000	6,238	01/17/2020, $90.00	4,803,260
		Total Belgium (cost $8,970,486)	$4,803,260
		Canada—0.14%
		Medical - Drugs—0.01%
21,446,250	4,085	Canopy Growth Corp, 10/18/2019, $52.50	4,085
6,234,000	2,078	Canopy Growth Corp, 01/17/2020, $30.00	155,850
13,507,000	4,156	Canopy Growth Corp, 01/17/2020, $32.50	207,800
7,273,000	2,078	Canopy Growth Corp, 01/17/2020, $35.00	83,120
20,795,000	4,159	Canopy Growth Corp, 01/17/2020, $50.00	41,590
			492,445
		Web Hosting / Design—0.13%
22,302,000	826	Shopify Inc, Class A, 02/21/2020, $270.00	5,269,880
		Total Canada (cost $12,915,639)	$5,762,325
		United States—4.25%
		Advertising Services—0.05%
103,850,000	4,154	Trade Desk Inc, Class A, 01/17/2020, $250.00	2,035,460
		Aerospace / Defense - Equipment—0.11%
30,060,000	2,505	United Technologies Corp, 02/21/2020, $120.00	4,784,550
		Applications Software—0.72%
108,017,000	8,309	Salesforce.com Inc, 01/17/2020, $130.00	18,279,800
103,100,000	4,124	ServiceNow Inc, 11/15/2019, $250.00	7,217,000
22,550,000	1,025	ServiceNow Inc, 01/17/2020, $220.00	4,376,750
			29,873,550
		Automobile - Cars / Light Trucks—0.01%
20,063,000	20,063	Ford Motor Co, 01/17/2020, $10.00	361,134
		Beverage - Non-alcoholic—0.34%
59,328,000	12,360	Coca-Cola Co, 01/17/2020, $48.00	8,404,800
36,828,000	3,069	PepsiCo Inc, 01/17/2020, $120.00	5,585,580
			13,990,380
		Commercial Services - Finance—0.02%
28,672,000	4,096	Square Inc, Class A, 12/20/2019, $70.00	962,560

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (continued)

Notional			September 30, 2019
Amount (USD)	Contracts		Fair Value
		Equity Call Options (continued)
		United States (continued)
		Computers—0.90%
$93,870,000	5,215	Apple Inc, 01/17/2020, $180.00	$23,493,575
95,720,000	4,786	Apple Inc, 01/17/2020, $200.00	13,735,820
			37,229,395
		Consumer Products - Miscellaneous—0.06%
57,694,000	4,121	Kimberly-Clark Corp, 11/15/2019, $140.00	2,348,970
		Cosmetics & Toiletries—0.92%
64,410,250	8,311	Colgate-Palmolive Co, 02/21/2020, $77.50	1,479,358
103,610,000	10,361	Procter & Gamble Co, 11/15/2019, $100.00	23,933,910
119,922,000	10,428	Procter & Gamble Co, 03/20/2020, $115.00	12,722,160
			38,135,428
		Diversified Manufacturing Operations—0.02%
20,366,000	20,366	General Electric Co, 01/17/2020, $10.00	733,176
		E-Commerce / Services—0.00%
25,287,500	4,046	Lyft Inc, 10/18/2019, $62.50	20,230
16,412,500	2,525	Lyft Inc, 01/17/2020, $65.00	63,125
			83,355
		Electronic Components - Semiconductors—0.13%
32,457,000	2,094	NVIDIA Corp, 12/20/2019, $155.00	5,297,820
		Enterprise Software / Services—0.06%
98,458,000	5,182	Workday Inc, Class A, 12/20/2019, $190.00	2,591,000
		Food - Miscellaneous / Diversified—0.10%
31,430,000	6,286	General Mills Inc, 04/17/2020, $50.00	3,991,610
		Internet Content - Entertainment—0.23%
47,338,500	2,869	Facebook Inc, Class A, 12/20/2019, $165.00	5,350,685
58,352,000	2,084	Netflix Inc, 01/17/2020, $280.00	3,949,180
			9,299,865
		Medical - Biomedical / Genetics—0.10%
15,863,100	8,349	Exelixis Inc, 02/21/2020, $19.00	1,252,350
66,848,000	2,089	Illumina Inc, 12/20/2019, $320.00	2,903,710
			4,156,060
		REITS - Storage—0.14%
70,564,000	3,068	Public Storage, 12/20/2019, $230.00	5,859,880
		Retail - Building Products—0.29%
82,570,000	8,257	Lowe’s Cos Inc, 04/17/2020, $100.00	11,890,080
		Web Portals / ISP—0.05%
10,920,000	104	Alphabet Inc, 01/17/2020, $1,050.00	1,953,120
		Total United States (cost $209,705,064)	$175,577,393
		Total Equity Call Options (cost $309,085,673)	$231,343,528

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (continued)

Notional				September 30, 2019
Amount (USD)	Contracts			Fair Value
		Equity Put Options—1.76%
		China—0.24%
		Internet Content - Entertainment—0.06%
$15,575,000	3,115	Weibo Corp, 10/18/2019, $75.00		$2,367,400
		Web Portals / ISP—0.18%
50,400,000	4,200	Baidu Inc, 12/20/2019, $120.00		7,518,000
		Total China (cost $9,141,822)		$9,885,400
		United States—1.52%
		Electronic Forms—0.24%
120,031,000	4,139	Adobe Inc, 01/17/2020, $290.00		9,933,600
		Growth & Income - Large Cap—1.28%
248,841,400	9,914	SPDR S&P 500 ETF Trust, 12/20/2019, $251.00		1,040,970
258,878,400	9,806	SPDR S&P 500 ETF Trust, 12/20/2019, $264.00		1,971,006
1,873,212,800	69,896	SPDR S&P 500 ETF Trust, 12/20/2019, $268.00		16,984,728
499,038,200	19,882	SPDR S&P 500 ETF Trust, 01/17/2020, $251.00		3,300,412
252,526,800	9,942	SPDR S&P 500 ETF Trust, 01/17/2020, $254.00		1,879,038
1,241,838,000	45,994	SPDR S&P 500 ETF Trust, 03/20/2020, $270.00		27,688,388
				52,864,542
		Total United States (cost $111,690,742)		$62,798,142
		Total Equity Put Options (cost $120,832,564)		$72,683,542
		Total Equity Options (cost $429,918,237)		$304,027,070
		Currency Put Options—0.10%
		United States—0.10%
		Currency—0.10%

			Counterparty
		USD / CNH,	Merrill Lynch Professional
94,994,692	94,994,692	01/17/2020, $7.15	Clearing Corp.	1,333,920
		USD / CNH,
195,689,066	195,689,066	01/17/2020, $7.15	Morgan Stanley & Co., Inc.	2,747,874
		Total United States (cost $3,141,484)		$4,081,794
		Total Currency Put Options (cost $3,141,484)		$4,081,794
		Total Purchased Options (cost $433,059,721)		$308,108,864

ADR	American Depositary Receipt

CNH	Chinese Renminbi Yuan

ETF	Exchange Traded Fund

SPDR	Standard & Poor’s Depositary Receipts

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (concluded)

September 30, 2019
Percentage of
Purchased Options – By Industry	Net Assets (%)
Advertising Services	0.05
Aerospace / Defense – Equipment	0.11
Applications Software	0.72
Automobile – Cars / Light Trucks	0.01
Beverage – Non-alcoholic	0.34
Brewery	0.12
Commercial Services – Finance	0.02
Computers	0.90
Consumer Products – Miscellaneous	0.06
Cosmetics & Toiletries	0.92
Currency	0.10
Diversified Manufacturing Operations	0.02
E-Commerce / Services	1.09
Electronic Components – Semiconductors	0.13
Electronic Forms	0.24
Enterprise Software / Services	0.06
Food – Miscellaneous / Diversified	0.10
Growth & Income – Large Cap	1.28
Internet Content – Entertainment	0.29
Medical – Biomedical / Genetics	0.10
Medical – Drugs	0.01
REITS – Storage	0.14
Retail – Building Products	0.29
Web Hosting / Design	0.13
Web Portals / ISP	0.23
Total Purchased Options	7.46%

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

		September 30, 2019
Shares		Fair Value
	Securities Sold, Not Yet Purchased—49.48%
	Common Stocks—49.48%
	Argentina—0.99%
	E-Commerce / Services—0.99%
74,384	MercadoLibre Inc	$41,002,692
	Total Argentina (proceeds $46,803,235)	$41,002,692

	Australia—0.67%
	Enterprise Software / Services—0.67%
220,282	Atlassian Corp PLC, Class A	27,632,174
	Total Australia (proceeds $28,209,660)	$27,632,174

	Belgium—0.93%
	Brewery—0.93%
403,589	Anheuser-Busch InBev SA/NV ADR	38,401,493
	Total Belgium (proceeds $33,994,848)	$38,401,493

	Canada—0.48%
	Medical - Drugs—0.48%
863,813	Canopy Growth Corp	19,806,720
	Total Canada (proceeds $34,665,924)	$19,806,720

	China—1.63%
	E-Commerce / Products—0.45%
574,844	Pinduoduo Inc ADR	18,521,474
	Internet Content - Information / Networks—0.71%
420,215	iQIYI Inc ADR	6,778,068
1,782,226	Tencent Music Entertainment Group ADR	22,759,026
		29,537,094
	Metal - Aluminum—0.06%
6,610,800	China Zhongwang Holdings Ltd	2,690,059
	Semiconductor Components - Integrated Circuits—0.16%
5,220,500	Semiconductor Manufacturing International Corp	6,526,124
	Web Hosting / Design—0.25%
239,892	Baozun Inc ADR	10,243,388
	Total China (proceeds $66,235,726)	$67,518,139

	France—0.50%
	Advertising Services—0.50%
419,742	Publicis Groupe SA	20,647,035
	Total France (proceeds $24,790,435)	$20,647,035

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	Germany—0.52%
	Automobile - Cars / Light Trucks—0.52%
305,620	Bayerische Motoren Werke AG	$21,520,543
	Total Germany (proceeds $24,038,874)	$21,520,543

	Hong Kong—1.47%
	Electric - Integrated—0.77%
546,000	CLP Holdings Ltd	5,735,528
3,858,500	Power Assets Holdings Ltd	25,913,976
		31,649,504
	Gas - Distribution—0.48%
10,181,483	Hong Kong & China Gas Co Ltd	19,845,021
	Wireless Equipment—0.22%
7,924,200	Xiaomi Corp, Class B	8,895,191
	Total Hong Kong (proceeds $60,525,788)	$60,389,716

	Israel—1.30%
	Computer Data Security—1.30%
489,404	Check Point Software Technologies Ltd	53,589,738
	Total Israel (proceeds $58,154,432)	$53,589,738

	Japan—2.33%
	Advertising Services—0.22%
255,900	Dentsu Inc	9,009,480
	Cellular Telecommunications—0.18%
288,200	NTT DOCOMO Inc	7,341,333
	Electric - Integrated—0.10%
277,200	Chubu Electric Power Co Inc	4,014,046
	Gas - Distribution—0.32%
527,100	Tokyo Gas Co Ltd	13,287,846
	Office Automation & Equipment—1.28%
1,712,500	Canon Inc	45,674,589
507,000	Seiko Epson Corp	7,130,604
		52,805,193
	Semiconductor Equipment—0.23%
50,877	Tokyo Electron Ltd	9,681,106
	Total Japan (proceeds $102,227,539)	$96,139,004

	Switzerland—0.05%
	Electronic Components - Semiconductors—0.05%
103,848	STMicroelectronics NV	2,008,420
	Total Switzerland (proceeds $1,964,421)	$2,008,420

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	United States—38.61%
	Advertising Agencies—0.93%
310,976	Interpublic Group of Cos Inc	$6,704,643
403,125	Omnicom Group Inc	31,564,688
		38,269,331
	Advertising Services—1.14%
250,972	Trade Desk Inc, Class A	47,069,799
	Apparel Manufacturers—0.89%
91,783	Carter’s Inc	8,371,527
1,420,144	Hanesbrands Inc	21,756,606
251,243	Tapestry Inc	6,544,880
		36,673,013
	Automobile - Cars / Light Trucks—0.12%
553,161	Ford Motor Co	5,066,955
	Beverages - Non-alcoholic—2.22%
1,114,379	Coca-Cola Co	60,666,793
226,312	PepsiCo Inc	31,027,375
		91,694,168
	Beverages - Wine / Spirits—0.30%
194,601	Brown-Forman Corp, Class B	12,217,051
	Commercial Services - Finance—0.82%
373,317	H&R Block Inc	8,817,748
409,250	Square Inc, Class A	25,353,038
		34,170,786
	Communications Software—0.23%
401,360	Slack Technologies Inc, Class A	9,524,273
	Computer Data Security—0.26%
249,556	Tenable Holdings Inc	5,585,063
83,440	Varonis Systems Inc	4,988,043
		10,573,106
	Computer Software—1.86%
166,742	Citrix Systems Inc	16,093,938
119,272	Splunk Inc	14,057,398
427,658	Teradata Corp	13,257,398
302,372	Twilio Inc, Class A	33,248,825
		76,657,559
	Computers—0.15%
333,638	HP Inc	6,312,431
	Consumer Products - Miscellaneous—0.95%
277,389	Kimberly-Clark Corp	39,403,107
	Cosmetics & Toiletries—4.32%
262,465	Colgate-Palmolive Co	19,293,802
1,278,677	Proctor & Gamble Co	159,041,845
		178,335,647

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Dialysis Centers—0.08%
59,827	DaVita Inc	$3,414,327
	Diversified Manufacturing Operations—0.30%
30,108	3M Co	4,949,755
836,083	General Electric Co	7,474,582
		12,424,337
	E-Commerce / Services—0.19%
197,309	TripAdvisor Inc	7,631,912
	Electric - Integrated—0.92%
262,902	Consolidated Edison Inc	24,836,352
210,045	Southern Co	12,974,480
		37,810,832
	Electronic Components - Semiconductors—4.51%
187,733	Intel Corp	9,673,881
167,496	NVIDIA Corp	29,156,029
1,141,450	Texas Instruments Inc	147,520,998
		186,350,908
	Electronic Forms—0.35%
52,124	Adobe Inc	14,399,255
	Enterprise Software / Services—1.60%
250,322	Oracle Corp	13,775,220
307,014	Workday Inc, Class A	52,180,099
		65,955,319
	Finance - Credit Card—0.87%
1,556,581	Western Union Co	36,065,982
	Food - Confectionery—0.22%
83,748	JM Smucker Co	9,213,955
	Food - Miscellaneous / Diversified—1.21%
231,041	Campbell Soup Co	10,840,444
126,106	ConAgra Brands Inc	3,868,932
466,719	General Mills Inc	25,725,551
149,269	Kellogg Co	9,605,460
		50,040,387
	Footwear & Related Apparel—0.09%
126,104	Wolverine World Wide Inc	3,563,699
	Human Resources—0.22%
163,083	Robert Half International Inc	9,077,200
	Internet Content - Entertainment—0.72%
110,503	Netflix Inc	29,572,813
	Investment Management / Advisory Services—1.24%
912,354	Franklin Resources Inc	26,330,536
784,654	Invesco Ltd	13,292,039
101,701	T Rowe Price Group Inc	11,619,339
		51,241,914

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Medical - Biomedical / Genetics—1.67%
122,067	Amgen Inc	$23,621,185
435,946	Exelixis Inc	7,709,705
123,852	Illumina Inc	37,678,255
		69,009,145
	Medical - Drugs—0.62%
204,686	AbbVie Inc	15,498,824
286,532	Pfizer Inc	10,295,095
		25,793,919
	Motorcycle / Motor Scooter—0.23%
264,724	Harley-Davidson Inc	9,522,122
	Real Estate Management / Services—0.08%
497,356	Realogy Holdings Corp	3,322,338
	REITS - Apartments—0.71%
136,289	AvalonBay Communities Inc	29,347,110
	REITS - Diversified—0.51%
242,887	Duke Realty Corp	8,250,871
201,658	Vornado Realty Trust	12,839,565
		21,090,436
	REITS - Health Care—0.94%
542,089	HCP Inc	19,314,631
268,856	Ventas Inc	19,634,554
		38,949,185
	REITS - Office Property—0.47%
71,600	Boston Properties Inc	9,283,656
121,261	SL Green Realty Corp	9,913,087
		19,196,743
	REITS - Regional Malls—0.59%
156,313	Simon Property Group Inc	24,330,118

	REITS - Shopping Centers—0.82%
141,070	Federal Realty Investment Trust	19,205,270
210,415	Regency Centers Corp	14,621,738
		33,827,008
	REITS - Storage—1.44%
242,051	Public Storage	59,367,849
	Retail - Apparel / Shoes—0.27%
729,370	Ascena Retail Group Inc	192,627
354,437	Chico’s FAS Inc	1,428,381
97,671	Children’s Place Inc	7,519,690
427,287	Tailored Brands Inc	1,880,063
		11,020,761

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2019
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail - Arts & Crafts—0.17%
700,556	Michaels Cos Inc	$6,858,443
	Retail - Bedding—0.05%
188,245	Bed Bath & Beyond Inc	2,002,927
	Retail - Drug Store—0.17%
123,985	Walgreens Boots Alliance Inc	6,857,610
	Retail - Home Furnishings—0.13%
164,128	La-Z-Boy Inc	5,513,060
	Retail - Major Department Stores—0.41%
505,671	Nordstrom Inc	17,025,943
	Retail - Miscellaneous / Diversified—0.21%
574,717	Sally Beauty Holdings Inc	8,557,536
	Retail - Regional Department Stores—0.59%
44,400	Dillard’s Inc, Class A	2,935,284
433,181	Kohl’s Corp	21,511,768
		24,447,052
	Retail - Restaurants—0.24%
242,329	Cheesecake Factory Inc	10,100,273
	Semiconductor Components - Integrated Circuits—0.18%
126,106	Maxim Integrated Products Inc	7,302,798
	Transport - Services—1.40%
156,391	CH Robinson Worldwide Inc	13,258,829
371,568	United Parcel Service Inc, Class B	44,521,281
		57,780,110
	Total United States (proceeds $1,600,119,150)	$1,593,952,552
	Total Common Stocks (proceeds $2,081,730,032)	$2,042,608,226
	Total Securities Sold, Not Yet Purchased (proceeds $2,081,730,032)	$2,042,608,226

ADR	American Depositary Receipt
REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

September 30, 2019
Securities Sold,	Percentage of
Not Yet Purchased – By Industry	Net Assets (%)
Advertising Agencies	0.93
Advertising Services	1.86
Apparel Manufacturers	0.89
Automobile – Cars / Light Trucks	0.64
Beverages – Non-alcoholic	2.22
Beverages – Wine / Spirits	0.30
Brewery	0.93
Cellular Telecommunications	0.18
Commercial Services – Finance	0.82
Communications Software	0.23
Computer Data Security	1.56
Computer Software	1.86
Computers	0.15
Consumer Products – Miscellaneous	0.95
Cosmetics & Toiletries	4.32
Dialysis Centers	0.08
Diversified Manufacturing Operations	0.30
E-Commerce / Products	0.45
E-Commerce / Services	1.18
Electric – Integrated	1.79
Electronic Components – Semiconductors	4.56
Electronic Forms	0.35
Enterprise Software / Services	2.27
Finance – Credit Card	0.87
Food – Confectionery	0.22
Food – Miscellaneous / Diversified	1.21
Footwear & Related Apparel	0.09
Gas – Distribution	0.80
Human Resources	0.22
Internet Content – Entertainment	0.72
Internet Content – Information / Networks	0.71
Investment Management / Advisory Services	1.24
Medical – Biomedical / Genetics	1.67
Medical – Drugs	1.10
Metal – Aluminum	0.06
Motorcycle / Motor Scooter	0.23
Office Automation & Equipment	1.28
Real Estate Management / Services	0.08
REITS – Apartments	0.71
REITS – Diversified	0.51
REITS – Health Care	0.94
REITS – Office Property	0.47
REITS – Regional Malls	0.59
REITS – Shopping Centers	0.82
REITS – Storage	1.44
Retail – Apparel / Shoes	0.27
Retail – Arts & Crafts	0.17
Retail – Bedding	0.05
Retail – Drug Store	0.17
Retail – Home Furnishings	0.13
Retail – Major Department Stores	0.41
Retail – Miscellaneous / Diversified	0.21
Retail – Regional Department Stores	0.59
Retail – Restaurants	0.24
Semiconductor Components – Integrated Circuits	0.34
Semiconductor Equipment	0.23
Transport – Services	1.40
Web Hosting Design	0.25
Wireless Equipment	0.22
Total Securities Sold,
Not Yet Purchased	49.48%

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

			September 30, 2019
			Unrealized
Notional	Maturity		Appreciation/
Amount (USD)	Date*		Depreciation***
	Swap Contracts—3.35%
	Total Return Swap Contracts - Appreciation—3.54%
	Australia—0.04%
	Commercial Banks Non-US—0.02%
$(50,216,169)	12/23/2019	Australia & New Zealand Banking Group Ltd	$104,486
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Australia & New Zealand Banking Group Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(18,326,514)	12/23/2019	Bank of Queensland Ltd	869,805
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Bank of Queensland Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.41%**.
			974,291
	Retail - Building Products—0.02%
(37,002,679)	12/23/2019	Wesfarmers Ltd	677,866
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Wesfarmers Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$1,652,157

	Belgium—0.07%
	Medical - Drugs—0.07%
36,371,808	2/26/2024	Galapagos NV	2,941,479
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Galapagos NV in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Belgium		$2,941,479

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2019
			Unrealized
Notional	Maturity		Appreciation/
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	Brazil—0.11%
	Commercial Services - Finance—0.04%
$(9,032,609)	1/29/2021	Cielo SA	$1,772,828
		Agreement with Morgan Stanley, dated 01/30/2019 to deliver the total return of the shares of Cielo SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 3.38%**.
	Finance - Other Services—0.01%
68,059,425	1/29/2021	B3 SA - Brasil Bolsa Balcao	411,809
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of B3 SA - Brasil Bolsa Balcao in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Retail - Discount—0.06%
50,309,820	1/29/2021	Magazine Luiza SA	2,458,219
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of Magazine Luiza SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$4,642,856

	Japan—0.07%
	Electric - Integrated—0.02%
(2,760,989)	3/4/2024	Tokyo Electric Power Co Holdings Inc	681,531
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electric Power Co Holdings Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Office Automation & Equipment—0.03%
(27,724,511)	3/4/2024	Konica Minolta Inc	1,365,992
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Konica Minolta Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(8,115,052)	3/4/2024	Ricoh Co Ltd	59,633
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			1,425,625

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2019
			Unrealized
Notional	Maturity		Appreciation/
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	Japan (continued)
	Photo Equipment & Supplies—0.02%
$(6,253,686)	3/4/2024	Nikon Corp	$613,988
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nikon Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$2,721,144

	South Korea—0.55%
	Electronic Components - Semiconductors—0.55%
24,969,345	3/4/2024	Samsung Electronics Co Ltd	20,314,258
		Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of Samsung Electronics Co Ltd in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%**.
(20,658,944)	3/4/2024	SK Hynix Inc	2,137,963
		Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of SK Hynix Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			22,452,221
	Total South Korea		$22,452,221

	Spain—0.50%
	Building - Heavy Construction—0.49%
22,391,106	2/26/2024	Cellnex Telecom SA	20,425,612
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Cellnex Telecom SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Food - Retail—0.01%
(363,055)	2/26/2024	Distribuidora Internacional de Alimentacion SA	286,583
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Distribuidora Internacional de Alimentacion SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 52.75%**.
	Total Spain		$20,712,195

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2019
			Unrealized
Notional	Maturity		Appreciation/
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	Taiwan—0.19%
	Computers - Peripheral Equipment—0.13%
$(13,280,563)	3/4/2024	Innolux Display Corp	$5,433,970
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.38%**.
	Electronic Components - Miscellaneous—0.06%
(14,274,420)	3/4/2024	AU Optronics Corp	2,440,886
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AU Optronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 4.50%**.
	Total Taiwan		$7,874,856

	United Kingdom—0.19%
	Retail - Discount—0.02%
8,452,660	12/11/2023	B&M European Value Retail SA	878,424
		Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of B&M European Value Retail SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Retail - Major Department Store—0.17%
(16,603,269)	12/11/2023	Marks & Spencer Group PLC	7,075,419
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Marks & Spencer Group PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$7,953,843

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2019
			Unrealized
Notional	Maturity		Appreciation/
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	United States—1.82%
	Private Equity—0.43%
$5,393,952	3/4/2024	Apollo Global Management Inc	$3,352,434
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Apollo Global Management Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%**.
41,857,707	3/4/2024	Carlyle Group LP	11,955,210
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Carlyle Group LP in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%**.
9,747,149	3/4/2024	KKR & Co Inc, Class A	2,676,322
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of KKR & Co Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%**.
			17,983,966
	Web Portals / ISP—1.39%
71,619,900	3/4/2024	Alphabet Inc, Class A	57,286,164
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Alphabet Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$75,270,130
	Total Return Swap Contracts - Appreciation ****		$146,220,881

	Total Return Swap Contracts - Depreciation—0.19%
	Australia—0.05%
	Commercial Banks Non-US—0.02%
(44,355,426)	12/23/2019	Westpac Banking Corp	745,411
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Westpac Banking Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Food - Retail—0.03%
(6,770,819)	12/23/2019	Woolworths Group Ltd	1,320,424
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Woolworths Group Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$2,065,835

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2019
			Unrealized
Notional	Maturity		Appreciation/
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Depreciation (continued)
	Japan—0.02%
	Electric Products - Miscellaneous—0.02%
$(6,210,077)	3/4/2024	Brother Industries Ltd	$135,615
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Brother Industries Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(16,221,599)	3/4/2024	Casio Computer Co Ltd	846,341
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Casio Computer Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$981,956

	Taiwan—0.03%
	Semiconductor Components - Integrated Circuits—0.03%
(5,245,667)	3/4/2024	United Microelectronics Corp	1,130,991
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Taiwan		$1,130,991

	United Kingdom—0.09%
	Retail - Apparel / Shoes—0.09%
(16,231,338)	12/11/2023	Next PLC	3,869,916
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Next PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$3,869,916
	Total Return Swap Contracts - Depreciation *****		$8,048,698
	Total Swap Contracts, net		$138,172,183

*	Per the terms of the executed swap agreement, no periodic payments are made. A single payment is made upon the maturity of the Total Return Swap Contracts.

**

The financing rate is made up of the Daily Fed Funds Effective Rate plus a variable rate. The Daily Fed Funds Effective Rate is the weighted average interest rate at which depository institutions (banks and credit unions) trade federal funds (balances held at Federal Reserve Banks) with each other overnight. The variable rate indicated is as of September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

***

The value of the Total Return Swap Contracts is the same as the unrealized appreciation/depreciation. For this reason the value has not been broken out separately. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts transactions.

****

Includes all Total Return Swap Contracts in an appreciated position. The unrealized appreciation of these contracts is included as part of Unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.

*****

Includes all Total Return Swap Contracts in a depreciated position. The unrealized depreciation amounts of these contracts is included as part of Unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

September 30, 2019
Percentage of
Swap Contracts – By Industry	Net Assets (%)
Building – Heavy Construction	0.49
Commercial Banks Non-U.S	0.00
Commercial Services – Finance	0.04
Computers – Peripheral Equipment	0.13
Electric – Integrated	0.02
Electric Products – Miscellaneous	(0.02)
Electronic Components – Miscellaneous	0.06
Electronic Components – Semiconductors	0.55
Finance – Other Services	0.01
Food – Retail	(0.02)
Medical – Drugs	0.07
Office Automation & Equipment	0.03
Photo Equipment & Supplies	0.02
Private Equity	0.43
Retail – Apparel / Shoes	(0.09)
Retail – Building Products	0.02
Retail – Discount	0.08
Retail – Major Department Store	0.17
Semiconductor Components – Integrated Circuits	(0.03)
Web Portals / ISP	1.39
Total Swap Contracts	3.35%

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the Year Ended
September 30, 2019
Investment Income
Interest	$42,948,515
Dividends (net of foreign withholding tax of $1,225,035)	33,011,360
Other	13,179
Total investment income	75,973,054
Expenses
Incentive Fee	86,947,100
Management fees	54,282,495
Dividends on securities sold, not yet purchased	45,648,511
Stock loan fees	40,559,212
Distribution and shareholder servicing fees - Class A Shares	22,751,025
Interest expense	2,813,149
Administration fees	2,275,279
Custody fees	749,423
Transfer agent fees	725,994
Professional fees	448,564
Registration fees	165,235
Insurance expense	108,467
Trustees’ fees	82,500
Miscellaneous expense	1,242,791
Total expenses	258,799,745
Net investment loss	(182,826,691)
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options and total return swap contracts
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	167,249,353
Purchased options	190,281,321
Securities sold, not yet purchased	(125,654,125)
Total return swap contracts	(9,223,955)
Forward contracts	6,172,955
Foreign currency transactions	(507,070)
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return
swap contracts	228,318,479
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	303,033,713
Purchased options	(64,638,473)
Securities sold, not yet purchased	8,437,208
Total return swap contracts	56,181,988
Forward contracts	(6,625,970)
Foreign currency transactions	(154,008)
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased
options and total return swap contracts	296,234,458
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward
contracts, purchased options and total return swap contracts	524,552,937
Net increase in net assets resulting from operations	$341,726,246

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2019	September 30, 2018
From operations:
Net investment loss	$(182,826,691)	$(129,061,099)
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options
and total return swap contracts	228,318,479	62,974,069
Net change in unrealized appreciation/depreciation from
investment activities, foreign currency transactions, forward
contracts, purchased options and total return swap contracts	296,234,458	251,159,372
Net increase/(decrease) in net assets
resulting from operations	341,726,246	185,072,342

Distributions to shareholders:
Class A ($0.6982 and $0.3606 per share for each period
respectively)	(117,226,461)	(47,400,112)
Class W ($0.6982 and $0.3606 per share for each period
respectively)	(28,275,583)	(7,980,387)
Net decrease in net assets resulting from
distributions to shareholders	(145,502,044)	(55,380,499)

From transactions in shares:
Proceeds from sales of shares
Class A	515,135,761	657,766,965
Class W	201,753,713	224,318,992
Total proceeds from sale of shares	716,889,474	882,085,957

Reinvestment of distributions
Class A	111,868,046	45,103,651
Class W	19,259,159	5,947,388
Total reinvestment of distributions	131,127,205	51,051,039

Payment for shares repurchased
Class A	(134,017,358)	(69,576,551)
Class W	(33,797,026)	(12,471,878)
Total payment for shares repurchased	(167,814,384)	(82,048,429)

Exchange of shares
Class A	(21,056,793)	(11,205,926)
Class W	21,056,793	11,205,926
Total exchange of shares	—	—

Net increase/(decrease) in net assets from
transactions in shares	680,202,295	851,088,567

Net increase/(decrease) in net assets	876,426,497	980,780,410

Net assets at beginning of period	3,252,111,266	2,271,330,856

Net assets at end of period	$4,128,537,763	$3,252,111,266

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS

For the Year Ended
September 30, 2019
Cash flows from operating activities
Net increase in net assets resulting from operations	$341,726,246
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from sales of long-term investment securities	3,755,283,084
Purchases of long-term investment securities	(4,371,931,616)
Proceeds from long-term securities sold short, not yet purchased	6,349,216,482
Cover of long-term securities sold short, not yet purchased	(5,964,864,467)
Proceeds from sales of short-term investment securities	179,696,645
Purchases of short-term investment securities	(237,108,841)
Proceeds from sales of short-term purchased options	993,646,608
Purchases of short-term purchased options	(968,407,890)
Proceeds from swap contracts	(9,223,955)
Amortization of market premium	129,709
Net payments from forward contracts	6,172,955
Net realized gain/(loss) from investment activities, foreign currency transactions,
forward contracts, purchased options and total return swaps	(228,318,479)
Net change in unrealized (appreciation)/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options and
total return swaps	(296,234,458)
Changes in assets and liabilities related to operations:
Increase in deposits at brokers for securities sold, not yet purchased	(94,869,074)
Decrease in receivable for investment securities sold	99,575,235
Increase in cash collateral received for total return swap contracts	(54,400,000)
Increase in due from brokers	(12,574,281)
Decrease in dividends receivable	386,751
Increase in interest receivable	(1,031,939)
Increase in other assets	(15,369)
Decrease in payable for investment securities purchased	(73,667,282)
Increase in due to brokers	48,691,039
Increase in accrued incentive fees	39,223,205
Increase in management fees payable	1,285,431
Decrease in dividends payable on securities sold, not yet purchased	(808,282)
Increase in stock loan fee payable	2,182,219
Increase in distribution and shareholders servicing fees payable	484,446
Increase in professional fees payable	20,953
Increase in administration fees payable	328,935
Decrease in variation margin payable	(1,781,988)
Increase in due to custodian	1,809,641
Increase in miscellaneous expenses payable	154,567
Net cash used in operating activities	(495,223,770)

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS (concluded)

For the Year Ended
September 30, 2019
Cash flows from financing activities
Net proceeds from sale of shares	$716,889,474
Distributions to shareholders, including the change in withdrawals payable	(948,504)
Payment for shares repurchased	(167,814,384)
Net cash provided by financing activities	548,126,586
Effect of exchange rate on cash	(661,079)
Net change in cash and cash equivalents and restricted cash	52,241,737
Cash and cash equivalents at beginning of period and restricted cash	26,699,362
Cash and cash equivalents at end of period and restricted cash	$78,941,099
Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$3,013,068
Supplemental Disclosure of Non-Cash Financing Activities
Distributions to shareholders	$(145,502,044)
Reinvestment of distributions	$131,127,205

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end management investment company and operates as a diversified company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). Both the Adviser and Alkeon are registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes (leverage). The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $50,000. Minimum subsequent investments must be at least $5,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with brokers or dealers retained by Breakwater Group Distribution Services, LLC (the “Underwriter”) to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class A Shares are subject to a front-end sales charge of up to 3% of the amount invested and a distribution and shareholder servicing fee. Unlike Class A Shares, Class W Shares are not subject to any sales load or distribution and shareholder servicing fees. Class W Shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable, and whose financial advisor recommends their investment in the Fund. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,100,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W Shares), and only as authorized by the Underwriter or the Fund, Class A Shares may be exchanged for Class W Shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transactions shall not be considered a repurchase from the Fund triggering a Fiscal Period (as defined below) end for purpose of calculation of the Incentive Fee (as defined below). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share. Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. Purchase orders for shares sold in connection with a monthly offering must be received prior to the close of business on the day of the month specified by the Underwriter (typically the last business day of the month). Purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. The Fund reserves the right to suspend or terminate the offering of shares at any time.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

1. Organization (continued)

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “Authoritative Guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Net increase in net assets resulting from operations, as presented in the Statement of Operations, with the exception of the distribution and shareholder servicing fee, is allocated pro rata between Class A and Class W Shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The distribution and shareholder servicing fee is allocated only to Class A Shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance therein.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. The Fund employs the specific identification method of inventory accounting. Dividends are recorded on the ex-dividend date, net of foreign withholding tax, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expense are recorded on the accrual basis. Dividends on securities sold, not yet purchased are an expense to the Fund. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange.

Domestic non-exchange traded equity securities are valued at their last reported price.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their last reported bid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.

When market quotations are not readily available, if a market quotation is “stale”, or when the valuation methods mentioned above are not reflective of the fair value of an asset or a liability, fair value will be determined in good faith based on observable and unobservable inputs relevant to the valuation of the asset under the oversight of the Board (“Fair Value Determination”).

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to Fair Value Determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board. For the year ended September 30, 2019, no portfolio securities or liabilities were subject to Fair Value Determination.

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) for fair value measurement. ASC Topic 820 establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. ASC Topic 820 establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Over-the-counter financial derivative instruments, such as forward contracts and total return swaps, derive their values from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivative contracts that use valuation techniques and observable inputs as described above and in further detail below and have an appropriate level of market activity are categorized within Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC Topic 820 fair value hierarchy levels as of September 30, 2019.

				Balance
	Level 1	Level 2	Level 3	September 30, 2019
Assets
Investment Securities
Common Stocks	$4,783,717,128	$—	$—	$4,783,717,128
Short-Term Securities	201,286,888	—	—	201,286,888
Purchased Options	304,027,070	4,081,794	—	308,108,864
Total Return Swap Contracts	—	146,220,881	—	146,220,881
Total Assets	$5,289,031,086	$150,302,675	$—	$5,439,333,761

Liabilities
Securities Sold, Not Yet Purchased
Common Stocks	$2,042,608,226	$—	$—	$2,042,608,226
Total Return Swap Contracts	—	8,048,698	—	8,048,698
Total Liabilities	$2,042,608,226	$8,048,698	$—	$2,050,656,924

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2019 the Fund held $48,046,500 in cash equivalents in a BNY Mellon overnight interest-bearing account, $653,124 in U.S. Dollars restricted cash and $30,241,475 in foreign currency cash balances. These amounts are presented in the Statement of Assets and Liabilities as cash and cash equivalents. Money market accounts are not subject to federally insured bank deposit limits.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

2. Significant Accounting Policies (continued)

c. Cash and Cash Equivalents (continued)

The Fund maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

As further discussed in Note 2.f., the Fund has additional cash and cash equivalents on deposit with brokers primarily to satisfy margin and short sale requirements at September 30, 2019.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with Authoritative Guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Also, the Fund intends to distribute each year substantially all of its net investment company taxable income and net realized capital gains, if any, to shareholders and therefore not be required to pay federal income taxes. Accordingly, no provision for federal income or excise tax is required.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar and foreign currency cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc., Merrill Lynch Professional Clearing Corp. and Credit Suisse Securities (USA) LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from broker primarily represents receivables for funds held by the broker which result from cash proceeds from the unwinding of swap positions and other trades. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of debit cash balances generated through trading activities held at the Fund’s custodian, The Bank of New York Mellon (the “Custodian”). All amounts due to brokers and custodians will be paid within one year.

Cash balances held at the Fund’s prime brokers that result from proceeds of securities sold, not yet purchased are presented as part of deposits at brokers for securities sold, not yet purchased in the Statement of Assets and Liabilities.

Due to broker also includes the obligation to return cash collateral received from a counterparty due to the appreciation in the fair market value of the fund’s swap instruments, as further discussed in Note 2.g.

g. Cash Collateral Received for Total Return Swap Contracts and Variation Margin Receivable/Payable

Cash is paid/received periodically (subject to certain thresholds) to/from the counterparty due to the appreciation or depreciation in the fair market values of the Fund’s swap instruments. Settled payments are recorded as Cash Collateral Received for total return swap contracts in the Statement of Assets and Liabilities. Variation Margin Receivable/Payable represents the amount of such payments due from/to counterparty which have not been settled in the Statement of Assets and Liabilities. As of September 30, 2019, the amount of such cash collateral received was $138,930,000 and the amount of Variation Margin Payable was $757,817 as presented in the Statement of Assets and Liabilities. See also Note 12 below.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

2. Significant Accounting Policies (continued)

h. Receivable for Investment Securities Sold and Payable for Investment Securities Purchased

Receivable for investment securities sold and Payable for investment securities purchased represents trades that occurred prior to the end of the Fiscal Period but have not settled as of the end of the Fiscal Period (as defined below). These amounts are presented in the Statement of Assets and Liabilities.

It’s the Fund’s policy to monitor the credit risk of the brokers with which it conducts business.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2019, Management Fees totaled $54,282,495, included in the Statement of Operations, of which $5,299,910 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

“Fiscal Period” means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

4. Incentive Fee (continued)

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the year ended September 30, 2019, Incentive Fees earned by the Advisor amounted to $86,947,100, which is presented in the Statement of Operations, of which $85,229,685 remained payable at the end of the reporting period as presented in the Statement of Assets and Liabilities.

5. Distribution and Shareholder Servicing Fees

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees.

For the year ended September 30, 2019, Distribution and Shareholder Servicing Fees amounted to $22,751,025 and is included in the Statement of Operations. At September 30, 2019, $2,195,118 remained payable as distribution and shareholder servicing fees as presented in the Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses. For the year ended September 30, 2019, administration fees amounted to $2,275,279. At September 30, 2019, $663,326 of administration fees remained payable, as presented in the Statement of Assets and Liabilities, representing three months’ worth of such fees. Morgan Stanley Fund Services USA LLC (“MSFS”) also provides certain additional reporting (non-distribution) services to the Fund. In consideration for such services, the Fund pays MSFS an amount not anticipated to exceed .01% of the Fund’s average net assets per year.

The Custodian serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

6. Administration Fee, Related Party Transactions and Other (continued)

The Fund’s distributor is Breakwater Group Distribution Services LLC (“Breakwater”). Alkeon, the sole member of the Adviser, is the non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater, an underwriter under the federal securities laws, serves as Underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain Selling Agents to assist in the distribution of Shares. As described in Note 5 above and in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

Each Independent Trustee receives an annual retainer of $45,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote. Other than the foregoing, the Fund has no other commitments or contingencies.

8. Securities Transactions

Aggregate purchases and sales of long-term investment securities for the year ended September 30, 2019 amounted to $4,371,931,616 and $3,755,283,084, respectively. For the year ended September 30, 2019, there were no transactions of government securities.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33⅓ percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Fund’s investment program makes frequent use of leverage.

For the year ended September 30, 2019, the average daily amount of such borrowings was $11,420,135 and the daily weighted average annualized interest rate was 3.32%. At September 30, 2019, the total amount of such borrowings was $3,009,293, presented as part of due to brokers in the Statement of Assets and Liabilities.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2019 Shares		September 30, 2018 Shares
	Class A	Class W	Class A	Class W
Shares at the beginning of the year	162,447,134	37,334,526	125,217,270	19,152,741
Shares sold	30,210,800	15,838,842	39,303,457	17,756,501
Shares reinvested	7,704,411	1,781,606	2,796,258	490,709
Shares repurchased	(8,034,842)	(2,788,310)	(4,173,765)	(991,573)
Shares exchanged *	(1,175,981)	1,570,981	(696,086)	926,148
Net increase (decrease)	28,704,388	16,403,119	37,229,864	18,181,785
Shares at the end of the year	191,151,522	53,737,645	162,447,134	37,334,526
____________________

*

For the year ended September 30, 2019 and year ended September 30, 2018, $21,056,793 and $11,205,926 represents the value of Class A and W Shares exchanged, in the aggregate, respectively. Different Share amounts are due to different net asset values between the Share classes.

As of September 30, 2019, the Adviser and its affiliates own 11,397.276 Class A Shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in publicly traded equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. The Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The fees are presented as Stock loan fees on the Statement of Operations. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

The Fund’s short sales have the effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on swap contracts is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

Foreign (Non-U.S.) Risk – Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

The Fund may also invest in convertible bonds.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

At September 30, 2019, the Fund held no positions of the above-mentioned investments.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2019, the Fund held no positions of the above-mentioned investments.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

At September 30, 2019, the fair value of the above-mentioned investments was $201,286,888 and is presented as part of investments in securities on the Statement of Assets and Liabilities.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated notional amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss generally consists of the net amount of payments that the Fund contractually is entitled to receive and/or the termination value at the end of the contract, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

The Fund’s total return swap contract counterparty is Morgan Stanley & Co., Inc.

At September 30, 2019, the net amount of the fair value of the above-mentioned investments was $138,172,183 and is presented as unrealized appreciation on total return swap contracts and unrealized depreciation on total return swap contracts on the Statement of Assets and Liabilities.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At September 30, 2019, the fair value of the above-mentioned investments was $304,027,070 and is presented as part of Purchased options in the Statement of Assets and Liabilities.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions and in net realized gain/(loss) from investment activities on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

 f. Foreign Currency Transactions (continued)

The Fund may enter into forward contracts for hedging and non-hedging purposes to pursue its investment objective. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

At September 30, 2019, the Fund held no positions of the above-mentioned investments.

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At September 30, 2019, the fair value of the currency options was $4,081,794 and is presented as part of Purchased options in the Statement of Assets and Liabilities.

12. Balance Sheet Offsetting

In the normal course of business, the Fund enters into derivative transactions subject to enforceable master netting agreements. International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions and related collateral entered into by the Fund and its counterparties. The Fund has entered into ISDA Master Agreements with all of its counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of termination or default.

Events of termination include conditions that may entitle the Fund/counterparty to elect to terminate an agreement early and cause the settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate a contract early could be material to the financial statements.

In an event of default (i.e. the Fund/counterparty a) fails to post collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), the counterparty/Fund has the right to set-off any amounts payable by the Fund/counterparty with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty/Fund has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options, and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund/counterparty. Generally, the amount of collateral due to/from a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from the counterparty’s non-performance.

The Fund has elected to not offset eligible financial instruments in the Statement of Assets and Liabilities pursuant to the ISDA Master Agreements.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

12. Balance Sheet Offsetting (continued)

The Fund’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Fund’s NAV over a specified time period. If an event occurred at September 30, 2019 that triggered a contingent feature, the counterparty to the agreement may require the Fund to post additional collateral or terminate the derivative positions and demand payment. Any collateral already posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivative instruments in a net liability position for the Fund as of September 30, 2019, as disclosed in the table below. The aggregate fair value of cash and securities posted as collateral as of September 30, 2019 was $197,888,183. If the credit-risk-related contingent features were triggered at the end of the reporting period, no additional collateral would be required to be posted.

At September 30, 2019, no event occurred that triggered a credit-risk-related contingent feature.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Assets			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Assets	Instruments	Received (a)	Amount
Total return swap
contracts	$146,220,881	$(8,048,698)	$138,172,183	$—	$138,172,183	$—
Purchased
options	$308,108,864	$—	$308,108,864	$—	$—	$308,108,864

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Liabilities			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Liabilities	Instruments	Pledged (a)	Amount
Total return
swap contracts	$8,048,698	$(8,048,698)	$—	$—	$—	$ —
____________________

(a)	As of September 30, 2019, the total amount of cash or securities collateral received/pledged is more than the amount reported due to over-collateralization. As of September 30, 2019 the amount of cash or securities collateral received from the counterparty is $138,930,000 and is included as part of cash collateral received for total return swap contracts in the Statement of Assets and Liabilities. The amount of cash or securities collateral pledged to the counterparty is $197,888,183. Securities collateral pledged to the counterparty is based off of notional exposure. The amount of collateral pledged to the counterparty is currently included in the Dreyfus Treasury & Agency Cash Management, Institutional investment, as noted within the Schedule of Investments.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

12. Balance Sheet Offsetting (continued)

The fair value of derivative instruments as of September 30, 2019 was as follows:

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Asset derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$146,220,881	$—
Purchased options (b)	304,027,070	4,081,794
Total	$450,247,951	$4,081,794

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Liability derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (c)	$8,048,698	$—
Total	$8,048,698	$—

(a)	Presented as part of unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
(b)	Presented as part of purchased options, at fair value in the Statement of Assets and Liabilities.
(c)	Presented as part of unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

Effect of derivative instruments trading activities for the year ended September 30, 2019:

	Realized gain/(loss) recognized on
	the Statement of Operations
		Foreign
Derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$(9,223,955)	$—
Purchased options (b)	191,136,143	(854,822)
Forward contracts (c)	—	6,172,955
Total	$181,912,188	$5,318,133

(a)	Presented as part of net realized gain/(loss) from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net realized gain/(loss) from purchased options in the Statement of Operations.
(c)	Presented as part of net realized gain/(loss) from forward contracts in the Statement of Operations.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

12. Balance Sheet Offsetting (continued)

	Net change in unrealized gain/(loss)
	recognized on the
	Statement of Operations
		Foreign
Derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$56,181,988	$—
Purchased options (b)	(61,132,433)	(3,506,040)
Forward contracts (c)	—	(6,625,970)
Total	$(4,950,445)	$(10,132,010)

(a)	Presented as part of net change in unrealized appreciation/depreciation from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net change in unrealized appreciation/depreciation from purchased options in the Statement of Operations.
(c)	Presented as part of net change in unrealized appreciation/depreciation from forward contracts in the Statement of Operations.

The average volume of derivative activities for the year ended September 30, 2019 are as follows:

Derivatives not accounted for as hedging instruments	Derivative Volume
Total return swap contracts (a)	$(120,908,218)
Purchased options (b)	284,705,137
Forward contracts (c)	(135,852,206)

(a)	Average notional cost basis of the underlying securities within each total return swap contract at the end of each month of the Fiscal Period.
(b)	Average cost basis of the purchased options at the end of each month of the Fiscal Period.
(c)	Average contract value of the underlying currency within the Forward Contracts at the end of each month of the Fiscal Period.

13. Federal Tax Information

During the year ended September 30, 2019, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net deferral of qualified late year losses; (4) deferred straddle losses; and (5) net operating losses.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of September 30, 2019, the Fund had no capital loss carryovers available to offset possible future capital gains. Under federal tax law, capital loss realized after October 31, 2018 and certain ordinary losses realized after December 31, 2018 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended September 30, 2019, the Fund incurred and elected to defer qualified late-year ordinary loss of $161,862,279.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

13. Federal Income Tax Information (continued)

As of September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income:	$—
Undistributed long-term capital gains:	162,915,426
Accumulated realized capital and other losses:	(161,862,279)
Net unrealized appreciation/depreciation:	1,417,551,214
Total	$1,418,604,361

As of September 30, 2019, the aggregate unrealized appreciation/depreciation and the aggregate cost of investment securities for tax purposes, including securities sold, not yet purchased, options, forward contracts and swap contracts were as follows:

Excess of value over tax cost gross appreciation	$1,613,060,533
Excess of tax cost over value gross depreciation	(195,222,579)
Net unrealized appreciation	$1,417,837,954

Cost of total investments for income tax purposes	$4,052,568,914

The authoritative guidance requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to the write-off of net investment loss. For the year ended September 30, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase	Increase
	Undistributed	Accumulated
Decrease	Net Investment	Realized
Paid-in-Capital	Income/(Loss)	Gain/(Loss)
$(101,555,664)	$129,288,404	$(27,732,745)

During the years ended September 30, 2019, and September 30, 2018, the tax character of the dividends paid by the Fund was $145,502,044 long-term capital gains and $55,380,499 long-term capital gains, respectively.

ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s financial statements. ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC Topic 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2015 through 2018, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2019, the Fund had no deferred tax liability.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown.

	Class A
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015
Net asset value per Share,
beginning of period	$17.06	$16.26	$13.67	$12.56	$12.76
Income from investment operations (a):
Net investment income/(loss)	(0.87)	(0.80)	(1.15)	(0.58)	(0.40)
Net realized and net change in
unrealized gain/(loss) from
investment activities, foreign
currency transactions, forward
contracts, purchased options
and total return swaps	2.35	1.96	3.90	1.72	0.69
Total income/(loss) from
investment operations	1.48	1.16	2.75	1.14	0.29
Distributions to shareholders:
Total distributions
to shareholders	(0.70)	(0.36)	(0.16)	(0.03)	(0.49)
Net asset value per Share, end of period	$17.84	$17.06	$16.26	$13.67	$12.56
Total return—gross (b) (c) (d)	11.93%	8.81%	25.24%	11.20%	2.21%
Total return—net (b) (c) (d)	9.60%	7.27%	20.38%	9.08%	2.14%
Ratios/supplemental data:
Net assets (dollars in thousands),
end of period	3,410,060	2,770,900	2,036,070	1,598,802	1,548,684
Average net assets (dollars in
thousands), end of period	3,035,975	2,434,394	1,736,959	1,634,591	1,596,336
Ratio of expenses to average net
assets (d) (e)	7.29%	6.37%	9.60%	6.03%	4.02%
Ratio of net investment income/(loss)
to average net assets (d) (e)	(5.19%)	(4.73%)	(7.93%)	(4.45%)	(3.04%)
Ratio of incentive fee to average
net assets (c) (d)	2.42%	1.67%	4.76%	1.96%	0.10%
Ratio of expenses without incentive
fee to average net assets (d) (e)	4.87%	4.70%	4.84%	4.07%	3.92%
Ratio of expenses without incentive
fee, dividend & interest
expense and security trading
related expenses to average net
assets (d) (e)	2.40%	2.40%	2.37%	2.44%	2.46%
Ratio of net investment income/(loss)
without incentive fee to average
net assets (d) (e)	(2.77%)	(3.06%)	(3.17%)	(2.49%)	(2.94%)
Portfolio turnover on investments
in securities (c)	94%	125%	85%	86%	85%
Average debt ratio (e)	0.32%	0.29%	0.18%	0.21%	1.35%
Average commission rate paid	$0.04	$0.04	$0.04	$0.02	$0.02

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

14. Financial Highlights (continued)

	Class W
					For the period
					April 1, 2015
	For the	For the	For the	For the	(date of
	Year	Year	Year	Year	inception)
	Ended	Ended	Ended	Ended	through
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015
Net asset value per Share, beginning of period	$12.89	$12.28	$10.29	$9.39	$10.00
Income from investment operations (a):
Net investment income/(loss)	(0.55)	(0.50)	(0.80)	(0.40)	0.21
Net realized and net change in unrealized gain/(loss)
from investment activities, foreign currency
transactions, forward contracts, purchased
options and total return swaps	1.73	1.47	2.95	1.33	(0.82)
Total income/(loss) from investment operations	1.18	0.97	2.15	0.93	(0.61)
Distributions to shareholders:
Total distributions to shareholders	(0.70)	(0.36)	(0.16)	(0.03)	—
Net asset value per Share, end of period	$13.37	$12.89	$12.28	$10.29	$9.39
Total return—gross (b) (c) (d)	12.52%	9.35%	25.92%	11.36%	(7.80%)
Total return—net (b) (c) (d)	10.42%	8.09%	21.25%	9.92%	(6.10%)
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	718,477	481,211	235,260	156,121	6,314
Average net assets (dollars in thousands),
end of period	583,106	357,231	189,788	95,122	3,288
Ratio of expenses to average net assets (d) (e)	6.44%	5.55%	8.98%	5.62%	0.20%
Ratio of net investment income/(loss) to average
net assets (d) (e)	(4.34%)	(3.89%)	(7.30%)	(4.05%)	0.94%
Ratio of incentive fee to average net assets (c) (d)	2.32%	1.58%	4.86%	2.28%	(3.36%)
Ratio of expenses without incentive fee to average
net assets (d) (e)	4.12%	3.97%	4.12%	3.34%	3.56%
Ratio of expenses without incentive fee, dividend
& interest expense and security trading related
expenses to average net assets (d) (e)	1.65%	1.65%	1.63%	1.68%	1.70%
Ratio of net investment income/(loss) without
incentive fee to average net assets (d) (e)	(2.02%)	(2.31%)	(2.44%)	(1.77%)	(2.42%)
Portfolio turnover on investments in securities (c)	94%	125%	85%	86%	85%
Average debt ratio (e)	0.32%	0.29%	0.18%	0.21%	1.35%
Average commission rate paid	$0.04	$0.04	$0.04	$0.02	$0.02
___________________

(a)	Per Share amounts presented are based on the average monthly Shares outstanding throughout the period indicated.

(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

(e)	Annualized for periods of less than one year.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2019 (continued)

15. New Accounting Pronouncements

On August 28, 2018, FASB issued Accounting Standards Update 2018-13 (the “ASU”), which changes the fair value measurement disclosure requirements of ASC 820. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Adviser has evaluated the impact of the adoption of the ASU on the Fund’s financial statements and related disclosures and has found that there is no material impact on them. The financial statements presented are in compliance with the ASU.

16. Subsequent Events

Subsequent to September 30, 2019, and through November 22, 2019, the Fund had capital subscriptions of $127,517,509 and $46,628,060 in Class A shares and Class W shares, respectively.

Appendix A

ACAP Strategic Fund

Financial Statements
(Unaudited)

For the Six Months Ended March 31, 2020

Contents

Statement of Assets and Liabilities	A-55
Schedule of Investments	A-56
Schedule of Purchased Options	A-63
Schedule of Securities Sold, Not Yet Purchased	A-67
Schedule of Written Options	A-74
Schedule of Swap Contracts	A-76
Statement of Operations	A-83
Statement of Changes in Net Assets	A-84
Statement of Cash Flows	A-85
Notes to Financial Statements	A-87

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

March 31, 2020
Assets
Investments in securities of unaffiliated issuers, at fair value (cost $4,697,184,296)	$5,646,498,479
Deposits at brokers for securities sold, not yet purchased	826,058,340
Receivable for investment securities sold	505,704,534
Purchased options, at fair value (cost $523,726,054)	400,433,446
Unrealized appreciation on total return swap contracts	169,293,273
Cash and cash equivalents (including restricted cash of $5,920,237, Hong Kong Dollars of $12,271,840, with a cost of $12,266,825, and Japanese Yen of $13,927,082, with a cost of $13,872,701)	138,877,976
Cash collateral received for total return swap contracts (restricted)	123,020,000
Due from brokers (including Canadian Dollars of $26,987,018, with a cost of $28,474,262, Euros of $29,442,520, with a cost of $29,051,684, and Hong Kong Dollars of $24,276,879, with a cost of $24,217,272)	80,706,418
Dividends receivable	3,120,166
Interest receivable	2,919,893
Other assets	71,250
Total assets	7,896,703,775
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $2,276,004,946)	1,674,606,995
Payable for investment securities purchased	553,934,157
Due to brokers (including Japanese Yen of $9,069,883, with a cost of $8,974,990)	179,047,678
Accrued incentive fees	135,278,312
Unrealized depreciation on total return swap contracts	54,762,622
Withdrawals payable	36,163,106
Written options, at fair value (premiums received $22,152,633)	10,074,512
Variation margin payable	8,489,349
Management fees payable	6,590,328
Dividends payable on securities sold, not yet purchased	4,352,426
Stock loan fee payable	4,072,206
Distribution and shareholders servicing fees payable	2,687,293
Administration fees payable	1,284,277
Professional fees payable	202,465
Due to custodian (Euros of $1,854, with a cost of $1,854)	1,854
Miscellaneous expenses payable	1,023,299
Total liabilities	2,672,570,879
Net Assets	$5,224,132,896
Net assets
Represented by:
Shares of beneficial interest at $0.001 par value; unlimited shares authorized	$287,070
Additional paid-in-capital	3,428,577,564
Total distributable earnings	1,795,268,262
Net Assets	$5,224,132,896

	Shares issued and outstanding	Net Asset Value per share	Net Assets
Class A	219,932,465	$19.36	$4,257,793,497
Class W	67,137,170	$14.39	$966,339,399

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (Unaudited)

		March 31, 2020
Shares		Fair Value
	Investments in Securities—108.08%
	Common Stocks—104.05%
	Argentina—1.67%
	E-Commerce / Services—1.67%
178,246	MercadoLibre Inc *	$87,087,431
	Total Argentina (cost $84,534,543)	$87,087,431
	Brazil—0.14%
	Investment Management / Advisory Services—0.14%
386,052	XP Inc, Class A *	7,446,943
	Total Brazil (cost $10,264,971)	$7,446,943
	Canada—2.00%
	Retail - Restaurants—0.39%
503,221	Restaurant Brands International Inc	20,143,937
	Web Hosting / Design—1.61%
202,084	Shopify Inc, Class A *	84,254,882
	Total Canada (cost $103,162,230)	$104,398,819
	China—8.29%
	E-Commerce / Products—3.83%
411,098	Alibaba Group Holding Ltd ADR * (a)	79,950,339
2,968,813	JD.com Inc ADR *	120,236,927
		200,187,266
	Entertainment Software—0.68%
634,294	Bilibili Inc ADR *	14,855,165
64,472	NetEase Inc ADR	20,692,933
		35,548,098
	Internet Content - Entertainment—0.39%
382,506	JOYY Inc ADR *	20,372,270
	Internet Content - Information / Networks—1.97%
2,096,700	Tencent Holdings Ltd	102,848,100
	Schools—1.42%
683,814	New Oriental Education & Technology Group Inc ADR *	74,016,027
	Total China (cost $344,350,751)	$432,971,761
	France—2.19%
	Aerospace / Defense - Equipment—1.76%
706,665	Airbus SE	46,011,534
520,056	Safran SA	45,730,404
		91,741,938
	Entertainment Software—0.43%
307,577	UBISOFT Entertainment SA *	22,672,502
	Total France (cost $172,186,288)	$114,414,440

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	Germany—1.78%
	Aerospace / Defense—0.52%
185,027	MTU Aero Engines AG	$27,072,834
	Athletic Footwear—1.26%
291,093	adidas AG	65,764,829
	Total Germany (cost $119,842,401)	$92,837,663
	Hong Kong—1.40%
	E-Commerce / Products—1.40%
6,058,000	Meituan Dianping, Class B *	73,195,590
	Total Hong Kong (cost $50,042,928)	$73,195,590
	Japan—4.70%
	Audio / Video Products—2.20%
3,274,700	Panasonic Corp	25,025,497
1,508,400	Sony Corp	89,717,349
		114,742,846
	Cosmetics & Toiletries—0.28%
246,200	Shiseido Co Ltd	14,554,661
	Finance - Other Services—1.09%
3,228,838	Japan Exchange Group Inc	57,006,764
	Metal Products - Distribution—0.35%
850,473	MISUMI Group Inc	18,552,767
	Web Portals / ISP—0.78%
12,569,745	Z Holdings Corp	40,519,395
	Total Japan (cost $210,091,516)	$245,376,433
	Netherlands—1.53%
	Semiconductor Components - Integrated Circuits—0.33%
208,969	NXP Semiconductors NV	17,329,799
	Semiconductor Equipment—1.20%
240,479	ASML Holding NV	62,918,926
	Total Netherlands (cost $78,095,378)	$80,248,725
	Singapore—1.49%
	Entertainment Software—1.49%
1,762,587	Sea Ltd ADR *	78,100,230
	Total Singapore (cost $47,113,786)	$78,100,230
	Taiwan—0.69%
	Semiconductor Components - Integrated Circuits—0.69%
755,615	Taiwan Semiconductor Manufacturing Co Ltd ADR	36,110,841
	Total Taiwan (cost $37,498,696)	$36,110,841

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States—78.17%
	Aerospace / Defense—3.17%
203,473	Boeing Co (a)	$30,345,963
165,046	Northrop Grumman Corp	49,934,667
190,127	Raytheon Co	24,935,156
188,683	TransDigm Group Inc (a)	60,414,410
		165,630,196
	Applications Software—7.43%
182,465	Elastic NV *	10,183,372
960,355	Five9 Inc *	73,428,743
1,469,558	Microsoft Corp (a)	231,763,992
294,850	PCT Inc *	18,047,769
1,322,520	Smartsheet Inc, Class A *	54,897,805
		388,321,681
	Building Products - Cement / Aggregate—1.40%
175,484	Martin Marietta Materials Inc (a)	33,206,837
371,381	Vulcan Materials Co (a)	40,135,145
		73,341,982
	Coatings / Paint—0.52%
59,193	Sherwin-Williams Co	27,200,367
	Commercial Services - Finance—3.72%
1,000,305	Avalara Inc *	74,622,753
533,452	Global Payments Inc (a)	76,939,782
77,576	S&P Global Inc	19,009,999
358,037	TransUnion (a)	23,694,889
		194,267,423
	Commercial Services—0.37%
112,804	Cintas Corp (a)	19,539,909
	Communications Software—5.62%
1,386,216	RingCentral Inc, Class A *	293,753,033
	Computer Aided Design—8.51%
361,669	Altair Engineering Inc, Class A * (a)	9,584,229
212,260	ANSYS Inc *	49,344,082
735,708	Aspen Technology Inc * (a)	69,943,760
340,259	Autodesk Inc *	53,114,430
2,040,772	Cadence Design Systems Inc * (a)	134,772,583
992,264	Synopsys Inc *	127,793,681
		444,552,765
	Computer Services—0.31%
514,491	Parsons Corp * (a)	16,443,132
	Computer Software—1.26%
67,290	Datadog Inc, Class A *	2,421,094
1,441,844	SS&C Technologies Holdings Inc	63,181,604
		65,602,698

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Computers—2.73%
561,449	Apple Inc	$142,770,866
	Data Processing / Management—1.25%
535,849	Fidelity National Information Services Inc	65,180,672
	E-Commerce / Products—4.91%
131,681	Amazon.com Inc *	256,741,079
	E-Commerce / Services—0.75%
29,275	Booking Holdings Inc *	39,384,243
	Electronic Components - Semiconductors—1.67%
614,424	Microchip Technology Inc	41,657,947
343,848	Micron Technology Inc *	14,462,247
399,384	Xilinx Inc	31,127,989
		87,248,183
	Enterprise Software / Services—4.09%
861,236	Alteryx Inc, Class A * (a)	81,963,830
505,555	Ceridian HCM Holding Inc *	25,313,139
759,600	Coupa Software Inc *	106,138,908
		213,415,877
	Entertainment Software—2.37%
1,577,771	Activision Blizzard Inc (a)	93,845,819
207,738	Electronic Arts Inc * (a)	20,809,115
76,325	Take-Two Interactive Software Inc *	9,052,908
		123,707,842
	Finance - Credit Card—2.83%
305,787	MasterCard Inc, Class A (a)	73,865,908
457,916	Visa Inc, Class A (a)	73,779,426
		147,645,334
	Finance - Investment Banker / Broker—0.47%
581,432	Tradeweb Markets Inc, Class A	24,443,401
	Finance - Other Services—2.18%
145,117	CME Group Inc (a)	25,092,180
1,098,969	Intercontinental Exchange Inc (a)	88,741,747
		113,833,927
	Human Resources—0.46%
270,766	Paylocity Holding Corp * (a)	23,914,053
	Internet Application Software—2.04%
816,488	Anaplan Inc *	24,706,927
668,808	Okta Inc * (a)	81,768,466
		106,475,393
	Internet Content - Entertainment—3.51%
1,098,694	Facebook Inc, Class A * (a)	183,262,159

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Linen Supply & Related Items—0.07%
24,825	UniFirst Corp	$3,750,809
	Medical - Biomedical / Genetics—4.37%
574,365	Acceleron Pharma Inc * (a)	51,618,183
377,079	Akero Therapeutics Inc *	7,994,075
178,726	Alnylam Pharmaceuticals Inc * (a)	19,454,325
266,792	Applied Therapeutics Inc *	8,721,430
318,878	Arena Pharmaceuticals Inc *	13,392,876
213,102	Beam Therapeutics Inc *	3,835,836
478,165	Blueprint Medicines Corp *	27,963,089
245,411	Deciphera Pharmaceuticals Inc *	10,103,571
204,137	IGM Biosciences Inc *	11,462,293
1,276,921	Immunomedics Inc *	17,212,895
800,163	Karyopharm Therapeutics Inc *	15,371,131
251,066	Magenta Therapeutics Inc *	1,576,694
200,850	Stemline Therapeutics Inc *	972,114
193,769	Turning Point Therapeutics Inc *	8,653,724
676,227	Ultragenyx Pharmaceutical Inc * (a)	30,044,766
		228,377,002
	Medical - Drugs—0.32%
238,499	Passage Bio Inc *	3,756,359
659,402	TG Therapeutics Inc *	6,488,516
293,456	Tricida Inc * (a)	6,456,032
		16,700,907
	REITS - Diversified—3.67%
429,573	American Tower Corp (a)	93,539,521
157,457	Equinix Inc (a)	98,342,918
		191,882,439
	Retail - Discount—0.25%
85,962	Dollar General Corp	12,981,122
	Retail - Major Department Stores—0.20%
214,906	TJX Cos Inc	10,274,656
	Retail - Restaurants—2.30%
122,943	Chipotle Mexican Grill Inc *	80,453,899
576,573	Yum! Brands Inc (a)	39,512,548
		119,966,447
	Semiconductor Components - Integrated Circuits—1.29%
751,254	Analog Devices Inc (a)	67,349,921
	Semiconductor Equipment—3.99%
532,488	Applied Materials Inc (a)	24,398,600
373,702	KLA Corp (a)	53,715,925
261,183	Lam Research Corp (a)	62,683,920
1,250,210	Teradyne Inc (a)	67,723,876
		208,522,321

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Therapeutics—0.14%
205,312	Agios Pharmaceuticals Inc * (a)	$7,284,469
	Total United States (cost $3,229,457,513)	$4,083,766,308
	Total Common Stock (cost $4,486,641,001)	$5,435,955,184
	Short-Term Securities—4.03%
	United States— 4.03%
	Dreyfus Treasury & Agency Cash Management, Institutional
210,543,295	Shares, 0.66% (a) (b)	$210,543,295
	Total United States (cost $210,543,295)	$210,543,295
	Total Short-Term Securities (cost $210,543,295)	$210,543,295
	Total Investments in Securities (cost $4,697,184,296) - 108.08%	$5,646,498,479
	Other Liabilities in Excess of Assets - (8.08%)	$(422,365,583)
	Net Assets - 100.00%	$5,224,132,896

(a)	Partially or wholly held in a pledged account at the Custodian as collateral for securities sold, not yet purchased.
(b)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020. $208,099,146 is pledged in a collateral account by the Custodian for Total Return Swap Contracts.
*	Non-income producing security.
ADR	American Depositary Receipt
REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

March 31, 2020
Percentage of
Investments in Securities – By Industry	Net Assets (%)
Aerospace / Defense - Equipment	1.76
Aerospace / Defense	3.69
Applications Software	7.43
Athletic Footwear	1.26
Audio / Video Products	2.20
Building Products - Cement / Aggregate	1.40
Coatings / Paint	0.52
Commercial Services - Finance	3.72
Commercial Services	0.37
Communications Software	5.62
Computer Aided Design	8.51
Computer Services	0.31
Computer Software	1.26
Computers	2.73
Cosmetics & Toiletries	0.28
Data Processing / Management	1.25
E-Commerce / Products	10.14
E-Commerce / Services	2.42
Electronic Components - Semiconductors	1.67
Enterprise Software / Services	4.09
Entertainment Software	4.97
Finance - Credit Card	2.83
Finance - Investment Banker / Broker	0.47
Finance - Other Services	3.27
Human Resources	0.46
Internet Application Software	2.04
Internet Content - Entertainment	3.90
Internet Content - Information / Networks	1.97
Investment Management / Advisory Services	0.14
Linen Supply & Related Items	0.07
Medical - Biomedical / Genetics	4.37
Medical - Drugs	0.32
Metal Products - Distribution	0.35
REITS - Diversified	3.67
Retail - Discount	0.25
Retail - Major Department Stores	0.20
Retail - Restaurants	2.69
Schools	1.42
Semiconductor Components - Integrated Circuits	2.31
Semiconductor Equipment	5.19
Short-Term Securities	4.03
Therapeutics	0.14
Web Hosting / Design	1.61
Web Portals / ISP	0.78
Total Investments in Securities	108.08%

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (Unaudited)

Notional			March 31, 2020
Amount (USD)	Contracts		Fair Value
		Purchased Options—7.67%
		Equity Options—7.63%
		Equity Call Options—1.28%
		Argentina—0.01%
		E-Commerce / Services—0.01%
$22,736,000	392	MercadoLibre Inc, 06/19/2020, $580.00	$646,800
		Total Argentina (cost $5,057,003)	$646,800
		Brazil—0.00%
		Commercial Services - Finance—0.00%
19,147,500	4,255	StoneCo Ltd, Class A, 06/19/2020, $45.00	42,550
		Total Brazil (cost $2,157,030)	$42,550
		Canada—0.01%
		Medical - Drugs—0.01%
10,360,000	4,144	Canopy Growth Corp, 06/19/2020, $25.00	136,752
11,396,000	4,144	Canopy Growth Corp, 06/19/2020, $27.50	53,872
		Total Canada (cost $1,699,362)	$190,624
		United States—1.26%
		Advertising Services—0.04%
112,077,000	4,151	Trade Desk Inc, Class A, 07/17/2020, $270.00	2,241,540
		Aerospace / Defense—0.00%
59,542,000	4,253	Raytheon Technologies Corp, 08/21/2020, $140.00	212,650
		Applications Software—0.04%
79,344,500	5,119	Salesforce.com Inc, 05/15/2020, $155.00	1,868,435
		Automobile - Cars / Light Trucks—0.01%
63,795,000	63,795	Ford Motor Co, 01/15/2021, $10.00	701,745
		Beverages - Non-alcoholic—0.01%
65,572,500	12,490	Coca-Cola Co, 06/19/2020, $52.50	524,580
		Commercial Services - Finance—0.01%
68,752,000	8,594	Square Inc, Class A, 06/19/2020, $80.00	326,572
		Consumer Products - Miscellaneous—0.01%
60,276,500	4,157	Kimberly-Clark Corp, 04/17/2020, $145.00	207,850
		Cosmetics & Toiletries—0.12%
148,896,000	12,408	Procter & Gamble Co, 01/15/2021, $120.00	6,204,000
		Diversified Manufacturing Operations—0.02%
24,976,800	20,814	General Electric Co, 06/19/2020, $12.00	187,326
51,430,800	42,859	General Electric Co, 08/21/2020, $12.00	771,462
			958,788
		E-Commerce / Products—0.28%
77,400,000	430	Amazon.com Inc, 05/15/2020, $1,800	8,630,100
71,440,000	376	Amazon.com Inc, 06/19/2020, $1,900	6,091,200
			14,721,300

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (Unaudited) (continued)

Notional			March 31, 2020
Amount (USD)	Contracts		Fair Value
		Equity Call Options (continued)
		United States (continued)
		E-Commerce / Services—0.00%
$23,390,000	4,678	Lyft Inc, 07/17/2020, $50.00	$70,170
		Electronic Components - Semiconductors—0.09%
19,341,000	4,298	Intel Corp, 04/17/2020, $45.00	4,727,800
		Financial Services—0.01%
116,051,400	42,982	Financial Select Sector SPDR Fund, 09/30/2020, $27.00	257,892
		Food - Miscellaneous / Diversified—0.02%
16,608,000	2,076	Beyond Meat Inc, 08/21/2020, $80.00	1,141,800
		Internet Content - Entertainment—0.60%
99,412,000	3,428	Netflix Inc, 06/19/2020, $290.00	31,246,220
		Medical - Biomedical / Genetics—0.00%
62,275,000	2,491	Amgen Inc, 06/19/2020, $250.00	124,550
		Retail - Building Products—0.00%
82,570,000	8,257	Lowe's Cos Inc, 04/17/2020, $100.00	$66,056
		Total United States (cost $139,726,383)	$65,601,948
		Total Equity Call Options (cost $148,639,778)	$66,481,922

		Equity Put Options—6.35%
		China—0.09%
		Internet Content - Entertainment—0.09%
15,530,000	3,106	Weibo Corp, 04/17/2020, $50.00	4,690,060
		Total China (cost $2,913,549)	$4,690,060
		United States—6.26%
		Growth & Income - Large Cap—6.26%
1,007,688,000	41,987	SPDR S&P 500 ETF Trust, 09/18/2020, $240.00	76,668,262
2,497,092,000	96,042	SPDR S&P 500 ETF Trust, 10/16/2020, $260.00	250,381,494
		Total United States (cost $370,129,395)	$327,049,756
		Total Equity Put Options (cost $373,042,944)	$331,739,816
		Total Equity Options (cost $521,682,722)	$398,221,738

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (Unaudited) (continued)

Notional				March 31, 2020
Amount (USD)	Contracts			Fair Value
		Currency Put Options—0.04%
		United States—0.04%
		Currency—0.04%	Counterparty
$296,101,675	296,101,675	USD / CNH, 06/19/2020, $7.20	Morgan Stanley & Co., Inc.	$2,211,708
		Total United States (cost $2,043,332)		$2,211,708
		Total Currency Put Options (cost $2,043,332)		$2,211,708
		Total Purchased Options (cost $523,726,054)		$400,433,446

ADR	American Depositary Receipt
CNH	Chinese Renminbi Yuan
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipts
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (Unaudited) (concluded)

March 31, 2020
Percentage of
Purchased Options – By Industry	Net Assets (%)
Advertising Services	0.04
Aerospace / Defense	0.00
Applications Software	0.04
Automobile - Cars / Light Trucks	0.01
Beverages - Non-alcoholic	0.01
Commercial Services - Finance	0.01
Consumer Products - Miscellaneous	0.01
Cosmetics & Toiletries	0.12
Currency	0.04
Diversified Manufacturing Operations	0.02
E-Commerce / Products	0.28
E-Commerce / Services	0.01
Electronic Components - Semiconductors	0.09
Financial Services	0.01
Food - Miscellaneous / Diversified	0.02
Growth & Income - Large Cap	6.26
Internet Content - Entertainment	0.69
Medical - Biomedical / Genetics	0.00
Medical - Drugs	0.01
Retail - Building Products	0.00
Total Purchased Options	7.67%

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (Unaudited)

		March 31, 2020
Shares		Fair Value
	Securities Sold, Not Yet Purchased—32.06%
	Common Stocks—32.06%
	Australia—0.28%
	Enterprise Software / Services—0.28%
107,883	Atlassian Corp PLC, Class A	$14,808,021
	Total Australia (proceeds $13,912,383)	$14,808,021
	Brazil—0.86%
	Commercial Services - Finance—0.25%
598,493	StoneCo Ltd	13,029,193
	Finance - Credit Card—0.61%
1,642,780	Pagseguro Digital Ltd	31,754,937
	Total Brazil (proceeds $76,804,802)	$44,784,130
	Canada—0.65%
	Commercial Banks Non-US—0.39%
354,600	Canadian Imperial Bank of Commerce	20,428,707
	Medical - Drugs—0.26%
923,657	Canopy Growth Corp	13,315,829
	Total Canada (proceeds $60,822,072)	$33,744,536
	China—0.48%
	Entertainment Software—0.19%
572,938	HUYA Inc ADR	9,711,299
	Metal - Aluminum—0.03%
6,610,800	China Zhongwang Holdings Ltd	1,739,931
	Web Hosting / Design—0.26%
479,369	Baozun Inc ADR	13,393,570
	Total China (proceeds $32,119,534)	$24,844,800
	France—0.23%
	Advertising Services—0.23%
419,742	Publicis Groupe SA	12,029,877
	Total France (proceeds $24,790,435)	$12,029,877
	Germany—1.29%
	Automobile - Cars / Light Trucks—1.29%
639,238	Bayerische Motoren Werke AG	33,046,645
1,130,572	Daimler AG	34,139,114
	Total Germany (proceeds $83,187,625)	$67,185,759

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	Hong Kong—1.95%
	Commercial Banks Non-US—0.71%
2,183,400	Hang Seng Bank Ltd	$37,324,762
	Electric - Integrated—0.52%
546,000	CLP Holdings Ltd	5,036,705
3,715,100	Power Assets Holdings Ltd	22,216,115
		27,252,820
	Gas - Distribution—0.32%
10,181,483	Hong Kong & China Gas Co Ltd	16,787,644
	Wireless Equipment—0.40%
15,330,400	Xiaomi Corp, Class B	20,649,134
	Total Hong Kong (proceeds $112,145,148)	$102,014,360
	Israel—0.94%
	Computer Data Security—0.94%
489,404	Check Point Software Technologies Ltd	49,204,678
	Total Israel (proceeds $58,154,432)	$49,204,678
	Japan—2.46%
	Advertising Services—0.03%
75,600	Dentsu Group Inc	1,461,509
	Electric - Integrated—0.05%
181,500	Chubu Electric Power Co Inc	2,563,075
	Gas - Distribution—0.15%
325,900	Tokyo Gas Co Ltd	7,716,182
	Office Automation & Equipment—1.17%
2,658,700	Canon Inc	58,097,108
305,200	Seiko Epson Corp	3,307,712
		61,404,820
	Retail - Apparel / Shoes—0.40%
51,150	Fast Retailing Co Ltd	20,937,599
	Semiconductor Equipment—0.66%
166,200	Advantest Corp	6,681,562
147,600	Tokyo Electron Ltd	27,830,096
		34,511,658
	Total Japan (proceeds $161,622,861)	$128,594,843

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	United Kingdom—0.14%
	Diversified Banking Institutions—0.14%
1,289,729	HSBC Holdings PLC	$7,346,442
	Total United Kingdom (proceeds $9,269,284)	$7,346,442
	United States—22.78%
	Advertising Agencies—0.52%
310,976	Interpublic Group of Cos Inc	5,034,701
403,125	Omnicom Group Inc	22,131,563
		27,166,264
	Advertising Services—0.41%
111,098	Trade Desk Inc, Class A	21,441,914
	Apparel Manufacturers—0.32%
1,621,117	Hanesbrands Inc	12,758,191
303,548	Tapestry Inc	3,930,947
		16,689,138
	Automobile - Cars / Light Trucks—0.05%
576,790	Ford Motor Co	2,785,896
	Commercial Services - Finance—0.15%
564,620	H&R Block Inc	7,949,850
	Computer Data Security—0.21%
125,061	Qualys Inc	10,879,056
	Computer Software—0.77%
427,658	Teradata Corp	8,762,712
350,769	Twilio Inc, Class A	31,390,318
		40,153,030
	Diversified Banking Institutions—3.33%
3,360,363	Bank of America Corp	71,340,506
268,632	Goldman Sachs Group Inc	41,527,821
386,832	JPMorgan Chase & Co	34,826,485
773,660	Morgan Stanley	26,304,440
		173,999,252
	E-Commerce / Services—0.09%
171,400	Cargurus Inc	3,246,316
74,702	TripAdvisor Inc	1,299,068
		4,545,384
	Electronic Components - Semiconductors—2.86%
1,495,554	Texas Instruments Inc	149,450,711

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Enterprise Software / Services—0.70%
171,396	Appian Corp	$6,895,261
299,948	New Relic Inc	13,869,596
332,277	Oracle Corp	16,058,947
		36,823,804
	Finance - Credit Card—0.54%
1,556,581	Western Union Co	28,220,814
	Financial Services—3.43%
8,596,223	Financial Select Sector SPDR Fund	178,973,363
	Food - Miscellaneous / Diversified—0.11%
89,570	Beyond Meat Inc	5,965,362
	Footwear & Related Apparel—0.06%
208,573	Wolverine World Wide Inc	3,170,310
	Health & Biotechnology—0.54%
259,615	iShares Nasdaq Biotechnology ETF	27,970,920
	Human Resources—0.13%
185,565	Robert Half International Inc	7,005,079
	Internet Content - Entertainment—0.77%
106,633	Netflix Inc	40,040,692
	Internet Security—0.33%
106,646	Palo Alto Networks Inc	17,485,678
	Investment Management / Advisory Services—0.64%
721,359	Franklin Resources Inc	12,039,482
664,104	Invesco Ltd	6,030,064
154,941	T Rowe Price Group Inc	15,129,989
		33,199,535
	Motorcycle / Motor Scooter—0.19%
536,351	Harley-Davidson Inc	10,153,124
	Real Estate Management / Services—0.05%
890,946	Realogy Holdings Corp	2,681,747
	REITS - Diversified—0.28%
403,677	Vornado Realty Trust	14,617,144
	REITS - Health Care—0.28%
380,651	Healthpeak Properties Inc	9,078,526
215,099	Ventas Inc	5,764,653
		14,843,179

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	REITS - Office Property—0.61%
188,938	Boston Properties Inc	$17,425,752
340,743	SL Green Realty Corp	14,686,023
		32,111,775
	REITS - Regional Malls—0.22%
207,101	Simon Property Group Inc	11,361,561
	REITS - Shopping Centers—0.63%
188,193	Federal Realty Investment Trust	14,041,080
917,213	Kimco Realty Corp	8,869,450
260,831	Regency Centers Corp	10,023,735
		32,934,265
	REITS - Storage—1.00%
175,685	Extra Space Storage Inc	16,823,596
178,254	Public Storage	35,403,027
		52,226,623
	Retail - Apparel / Shoes—0.46%
599,897	Abercrombie & Fitch Co	5,453,064
36,468	Ascena Retail Group Inc	50,691
354,437	Chico’s FAS Inc	457,224
97,671	Children’s Place Inc	1,910,445
257,099	Foot Locker Inc	5,669,033
1,407,949	Gap Inc	9,911,961
427,287	Tailored Brands Inc	743,479
		24,195,897
	Retail - Arts & Crafts—0.02%
700,556	Michaels Cos Inc	1,134,901
	Retail - Bedding—0.02%
188,245	Bed Bath & Beyond Inc	792,511
	Retail - Home Furnishings—0.09%
212,836	La-Z-Boy Inc	4,373,780
	Retail - Major Department Stores—0.34%
1,151,416	Nordstrom Inc	17,662,721
	Retail - Miscellaneous / Diversified—0.17%
1,103,420	Sally Beauty Holdings Inc	8,915,634
	Retail - Perfume & Cosmetics—0.16%
47,991	Ulta Beauty Inc	8,432,019

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (Unaudited) (continued)

		March 31, 2020
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail - Regional Department Stores—0.55%
211,359	Dillard’s Inc, Class A	$7,809,715
1,127,914	Kohl’s Corp	16,456,265
854,162	Macy’s Inc	4,193,935
		28,459,915
	Retail - Restaurants—0.11%
335,326	Cheesecake Factory Inc	5,727,368
	Sector Fund - Technology—0.31%
137,540	VanEck Vectors Semiconductor ETF	16,111,436
	Semiconductor Components - Integrated Circuits—0.16%
172,732	Maxim Integrated Products Inc	8,396,503
	Transport - Services—1.17%
196,209	C.H. Robinson Worldwide Inc	12,989,036
116,909	FedEx Corp	14,176,385
362,192	United Parcel Service Inc, Class B	33,835,973
		61,001,394
	Total United States (proceeds $1,643,176,370)	$1,190,049,549
	Total Common Stocks (proceeds $2,276,004,946)	$1,674,606,995
	Total Securities Sold, Not Yet Purchased (proceeds $2,276,004,946)	$1,674,606,995

ADR	American Depositary Receipt
ETF	Exchange Traded Funds
REITS	Real Estate Investment Trusts
SPDR	Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (Unaudited) (concluded)

March 31, 2020
Securities Sold,	Percentage of
Not Yet Purchased - By Industry	Net Assets (%)
Advertising Agencies	0.52
Advertising Services	0.67
Apparel Manufacturers	0.32
Automobile - Cars / Light Trucks	1.34
Commercial Banks Non-US	1.10
Commercial Services - Finance	0.40
Computer Data Security	1.15
Computer Software	0.77
Diversified Banking Institutions	3.47
E-Commerce / Services	0.09
Electric - Integrated	0.57
Electronic Components - Semiconductors	2.86
Enterprise Software / Services	0.98
Entertainment Software	0.19
Finance - Credit Card	1.15
Financial Services	3.43
Food - Miscellaneous / Diversified	0.11
Footwear & Related Apparel	0.06
Gas - Distribution	0.47
Health & Biotechnology	0.54
Human Resources	0.13
Internet Content - Entertainment	0.77
Internet Security	0.33
Investment Management / Advisory Services	0.64
Medical - Drugs	0.26
Metal - Aluminum	0.03
Motorcycle / Motor Scooter	0.19
Office Automation & Equipment	1.17
Real Estate Management / Services	0.05
REITS - Diversified	0.28
REITS - Health Care	0.28
REITS - Office Property	0.61
REITS - Regional Malls	0.22
REITS - Shopping Centers	0.63
REITS - Storage	1.00
Retail - Apparel / Shoes	0.86
Retail - Arts & Crafts	0.02
Retail - Bedding	0.02
Retail - Home Furnishings	0.09
Retail - Major Department Stores	0.34
Retail - Miscellaneous / Diversified	0.17
Retail - Perfume & Cosmetics	0.16
Retail - Regional Department Stores	0.55
Retail - Restaurants	0.11
Sector Fund - Technology	0.31
Semiconductor Components - Integrated Circuits	0.16
Semiconductor Equipment	0.66
Transport - Services	1.17
Web Hosting Design	0.26
Wireless Equipment	0.40
Total Securities Sold, Not Yet Purchased	32.06%

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF WRITTEN OPTIONS (Unaudited)

Notional
Amount			March 31, 2020
(USD)	Contracts		Fair Value
		Written Options—0.19%
		Equity Options—0.19%
		Equity Call Options—0.19%
		United States—0.19%
		Sector Fund - Technology—0.19%
314,398,700	15,043	Invesco QQQ Trust Series 1, 06/19/2020, $209.00	$6,979,952
98,854,000	4,298	iShares Expanded Tech-Software Sector ETF, 05/15/2020, $230.00	1,719,200
56,733,600	4,298	VanEck Vectors Semiconductor ETF, 06/19/2020, $132.00	1,375,360
		Total United States (premiums received $22,152,633)	$10,074,512
		Total Equity Call Options (premiums received $22,152,633)	$10,074,512
		Total Equity Options (premiums received $22,152,633)	$10,074,512
		Total Written Options (premiums received $22,152,633)	$10,074,512

ETF Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF WRITTEN OPTIONS (Unaudited) (concluded)

March 31, 2020
Percentage of
Written Options - By Industry	Net Assets (%)
Sector Fund - Technology	0.19
Total Written Options	0.19%

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (Unaudited)

			March 31, 2020
Notional			Unrealized
Amount	Maturity		Appreciation /
(USD)	Date*		Depreciation***
	Swap Contracts—2.19%
	Total Return Swap Contracts–Appreciation—3.24%
	Australia—0.77%
	Commercial Banks Non-US—0.77%
$(30,668,260)	12/23/2024	Australia & New Zealand Banking Group Ltd	$11,568,135
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Australia & New Zealand Banking Group Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(18,326,514)	12/23/2024	Bank of Queensland Ltd	9,614,441
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Bank of Queensland Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.88%**.
(45,582,716)	12/23/2024	Commonwealth Bank of Australia	6,556,588
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Commonwealth Bank of Australia in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(27,270,741)	12/23/2024	Westpac Banking Corp	12,299,021
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Westpac Banking Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$40,038,185
	Belgium—0.08%
	Medical–Drugs—0.08%
9,673,653	2/26/2024	Galapagos NV	4,171,174
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Galapagos NV in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Belgium		$4,171,174
	Brazil—0.12%
	Commercial Services–Finance—0.12%
(10,058,748)	1/29/2021	Cielo SA	6,148,423
		Agreement with Morgan Stanley, dated 01/30/2019 to deliver the total return of the shares of Cielo SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 5.88%**.
	Total Brazil		$6,148,423

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (Unaudited) (continued)

			March 31, 2020
Notional			Unrealized
Amount	Maturity		Appreciation /
(USD)	Date*		Depreciation***
	Total Return Swap Contracts–Appreciation (continued)
	Japan—0.18%
	Electric Products–Miscellaneous—0.01%
$(5,959,335)	3/4/2024	Casio Computer Co Ltd	$460,181
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Casio Computer Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Electric–Integrated—0.03%
(3,537,655)	3/4/2024	Tokyo Electric Power Co Holdings Inc	1,515,395
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electric Power Co Holdings Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Office Automation & Equipment—0.13%
(2,350,105)	3/4/2024	Canon Inc	16,344
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Canon Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(2,895,094)	3/4/2024	Konica Minolta Inc	1,154,164
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Konica Minolta Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.13%**.
(25,425,596)	3/4/2024	Ricoh Co Ltd	5,746,774
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			6,917,282
	Photo Equipment & Supplies—0.01%
(1,687,089)	3/4/2024	Nikon Corp	553,861
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nikon Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$9,446,719

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (Unaudited) (continued)

			March 31, 2020
Notional			Unrealized
Amount	Maturity		Appreciation /
(USD)	Date*		Depreciation***
	Total Return Swap Contracts–Appreciation (continued)
	South Korea—0.17%
	Electronic Components–Semiconductors—0.17%
$21,423,188	3/4/2024	Samsung Electronics Co Ltd	$8,651,615
		Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of Samsung Electronics Co Ltd in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.90%**.
	Total South Korea		$8,651,615
	Spain—0.48%
	Building–Heavy Construction—0.47%
27,155,413	2/26/2024	Cellnex Telecom SA	24,691,340
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Cellnex Telecom SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Food–Retail—0.01%
(419,840)	2/26/2024	Distribuidora Internacional de Alimentacion SA	305,065
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Distribuidora Internacional de Alimentacion SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 5.88%**.
	Total Spain		$24,996,405
	Switzerland—0.03%
	Enterprise Software / Services—0.03%
(13,621,297)	12/11/2023	Temenos AG	1,701,489
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Temenos AG in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%**.
	Total Switzerland		$1,701,489

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (Unaudited) (continued)

			March 31, 2020
Notional			Unrealized
Amount	Maturity		Appreciation /
(USD)	Date*		Depreciation***
	Total Return Swap Contracts–Appreciation (continued)
	Taiwan—0.20%
	Computers–Peripheral Equipment—0.13%
$(13,280,563)	3/4/2024	Innolux Display Corp	$6,572,897
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 2.13%**.
	Electronic Components–Miscellaneous—0.07%
(14,274,420)	3/4/2024	AU Optronics Corp	3,790,579
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AU Optronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 2.75%**.
	Total Taiwan		$10,363,476
	United Kingdom—0.24%
	Retail–Apparel / Shoes—0.04%
(8,997,221)	12/11/2023	Next PLC	2,304,477
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Next PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Retail–Major Department Store—0.20%
(16,603,269)	12/11/2023	Marks & Spencer Group PLC	10,702,274
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Marks & Spencer Group PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$13,006,751
	United States—0.97%
	Private Equity—0.04%
48,752,595	3/4/2024	Carlyle Group Inc	1,966,118
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Carlyle Group Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Web Portals / ISP—0.93%
97,262,577	3/4/2024	Alphabet Inc, Class A	48,802,918
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Alphabet Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$50,769,036
	Total Return Swap Contracts–Appreciation ****		$169,293,273

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (Unaudited) (continued)

			March 31, 2020
Notional			Unrealized
Amount	Maturity		Appreciation /
(USD)	Date*		Depreciation***
	Total Return Swap Contracts–Depreciation—1.05%
	Brazil—0.71%
	Finance–Other Services—0.55%
$96,213,212	1/29/2021	B3 SA–Brasil Bolsa Balcao	$28,561,832
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of B3 SA–Brasil Bolsa Balcao in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Retail–Discount—0.16%
58,227,803	1/29/2021	Magazine Luiza SA	8,199,547
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of Magazine Luiza SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$36,761,379
	Taiwan—0.02%
	Semiconductor Components–Integrated Circuits—0.02%
(8,501,564)	3/4/2024	United Microelectronics Corp	1,288,493
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.13%**.
	Total Taiwan		$1,288,493
	United Kingdom—0.08%
	Diversified Banking Institutions—0.00%
(15,464,484)	12/11/2023	HSBC Holdings PLC	145,106
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of HSBC Holdings PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Enterprise Software / Services—0.08%
11,331,375	12/11/2023	AVEVA Group PLC	3,996,532
		Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of AVEVA Group PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total United Kingdom		$4,141,638

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (Unaudited) (continued)

			March 31, 2020
Notional			Unrealized
Amount	Maturity		Appreciation /
(USD)	Date*		Depreciation***
	Total Return Swap Contracts–Depreciation (continued)
	United States—0.24%
	Private Equity—0.24%
$75,957,317	3/4/2024	KKR & Co Inc, Class A	$12,571,112
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of KKR & Co Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$12,571,112
	Total Return Swap Contracts–Depreciation *****		$54,762,622
	Total Swap Contracts, net		$114,530,651

*	Per the terms of the executed swap agreement, no periodic payments are made. A single payment is made upon the maturity of the Total Return Swap Contracts.
**	The financing rate is made up of the Daily Fed Funds Effective Rate plus a variable rate. The Daily Fed Funds Effective Rate is the weighted average interest rate at which depository institutions (banks and credit unions) trade federal funds (balances held at Federal Reserve Banks) with each other overnight. The variable rate indicated is as of March 31, 2020.
***	The value of the Total Return Swap Contracts is the same as the unrealized appreciation/depreciation. For this reason the value has not been broken out separately. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts transactions.
****	Includes all Total Return Swap Contracts in an appreciated position. The unrealized appreciation of these contracts is included as part of Unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
*****	Includes all Total Return Swap Contracts in a depreciated position. The unrealized depreciation amounts of these contracts is included as part of Unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (Unaudited) (concluded)

March 31, 2020
Percentage of
Swap Contracts - By Industry	Net Assets (%)
Building - Heavy Construction	0.47
Commercial Banks Non-U.S.	0.77
Commercial Services - Finance	0.12
Computers - Peripheral Equipment	0.13
Diversified Banking Institutions	0.00
Electric Products - Miscellaneous	0.01
Electric - Integrated	0.03
Electronic Components - Miscellaneous	0.07
Electronic Components - Semiconductors	0.17
Enterprise Software / Services	(0.05)
Finance - Other Services	(0.55)
Food - Retail	0.01
Medical - Drugs	0.08
Office Automation & Equipment	0.13
Photo Equipment & Supplies	0.01
Private Equity	(0.20)
Retail - Apparel / Shoes	0.04
Retail - Discount	(0.16)
Retail - Major Department Store	0.20
Semiconductor Components - Integrated Circuits	(0.02)
Web Portals / ISP	0.93
Total Swap Contracts	2.19%

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS (Unaudited)

For the
Six Months Ended
March 31, 2020
Investment Income
Interest	$24,230,193
Dividends (net of foreign withholding tax of $675,629)	20,106,345
Other	2,434
Total investment income	44,338,972
Expenses
Incentive Fee	135,820,409
Management fees	35,920,499
Stock loan fees	28,003,097
Dividends on securities sold, not yet purchased	24,930,476
Distribution and shareholder servicing fees - Class A Shares	14,728,396
Interest expense	1,817,495
Administration fees	1,055,591
Transfer agent fees	394,946
Custody fees	332,980
Professional fees	313,492
Registration fees	73,399
Insurance expense	46,573
Trustees’ fees	45,000
Miscellaneous expense	1,060,769
Total expenses	244,543,122
Net investment loss	(200,204,150)
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options, written options and total return swap contracts
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	226,893,901
Purchased options	401,943,530
Securities sold, not yet purchased	8,533,047
Total return swap contracts	40,643,269
Foreign currency transactions	404,769
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swap contracts	678,418,516
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options, written options and total return swap contracts
Investment securities of unaffiliated issuers	(486,452,361)
Purchased options	1,658,250
Securities sold, not yet purchased	562,276,145
Written options	12,078,121
Total return swap contracts	(23,641,532)
Foreign currency transactions	(851,354)
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options, written options and total return swap contracts	65,067,269
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options, written options and total return swap contracts	743,485,785
Net increase in net assets resulting from operations	$543,281,635

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the
	Six Months Ended
	March 31, 2020	For the Year Ended
	(Unaudited)	September 30, 2019
From operations:
Net investment loss	$(200,204,150)	$(182,826,691)
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swap contracts	678,418,516	228,318,479
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options, written options and total return swap contracts	65,067,269	296,234,458

Net increase/(decrease) in net assets resulting from operations	543,281,635	341,726,246

Distributions to shareholders:
Class A ($0.6523 and $0.6982 per share for each period respectively)	(129,307,405)	(117,226,461)
Class W ($0.6523 and $0.6982 per share for each period respectively)	(37,310,329)	(28,275,583)
Net decrease in net assets resulting from distributions to shareholders	(166,617,734)	(145,502,044)

From transactions in shares:
Proceeds from sales of shares
Class A	471,685,120	515,135,761
Class W	160,364,535	201,753,713
Total proceeds from sale of shares	632,049,655	716,889,474
Reinvestment of distributions
Class A	124,087,736	111,868,046
Class W	29,975,545	19,259,159
Total reinvestment of distributions	154,063,281	131,127,205
Payment for shares repurchased
Class A	(54,965,931)	(134,017,358)
Class W	(12,215,773)	(33,797,026)
Total payment for shares repurchased	(67,181,704)	(167,814,384)
Exchange of shares
Class A	(7,048,599)	(21,056,793)
Class W	7,048,599	21,056,793
Total exchange of shares	—	—

Net increase/(decrease) in net assets from transactions in shares	718,931,232	680,202,295

Net increase/(decrease) in net assets	1,095,595,133	876,426,497

Net assets at beginning of period	4,128,537,763	3,252,111,266

Net assets at end of period	$5,224,132,896	$4,128,537,763

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS (Unaudited)

For the
Six Months Ended
March 31, 2020
Cash flows from operating activities
Net increase in net assets resulting from operations	$543,281,635
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from sales of long-term investment securities	3,730,935,589
Purchases of long-term investment securities	(4,642,732,104)
Proceeds from long-term securities sold short, not yet purchased	4,509,290,140
Cover of long-term securities sold short, not yet purchased	(4,306,482,179)
Proceeds from sales of short-term investment securities	189,065,383
Purchases of short-term investment securities	(198,321,790)
Proceeds from sales of short-term purchased options	1,197,518,686
Purchases of short-term purchased options	(864,606,313)
Purchases of long-term purchased options	(21,635,176)
Premiums received from short-term written options	22,152,633
Proceeds from swap contracts	40,643,269
Net realized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swaps	(678,418,516)
Net change in unrealized (appreciation)/depreciation from investment activities, foreign currency transactions, forward contracts, purchased options, written options and total return swaps	(65,067,269)
Changes in assets and liabilities related to operations:
Increase in deposits at brokers for securities sold, not yet purchased	(18,299,742)
Increase in receivable for investment securities sold	(459,723,741)
Decrease in cash collateral received for total return swap contracts	15,910,000
Increase in due from brokers	(60,189,829)
Increase in dividends receivable	(983,908)
Decrease in interest receivable	310,363
Decrease in other assets	88,698
Increase in payable for investment securities purchased	474,254,187
Increase in due to brokers	37,866,202
Increase in accrued incentive fees	50,048,627
Increase in management fees payable	1,290,418
Increase in dividends payable on securities sold, not yet purchased	1,338,533
Decrease in stock loan fee payable	(487,747)
Increase in distribution and shareholders servicing fees payable	492,175
Increase in professional fees payable	47,920
Increase in administration fees payable	620,951
Increase in variation margin payable	7,731,532
Decrease in due to custodian	(1,809,436)
Increase in miscellaneous expenses payable	343,800
Net cash used in operating activities	(495,527,009)

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS (Unaudited) (concluded)

For the
Six Months Ended
March 31, 2020
Cash flows from financing activities
Net proceeds from sale of shares	632,049,655
Distributions to shareholders, including the change in withdrawals payable	(8,957,480)
Payment for shares repurchased	(67,181,704)
Net cash provided by financing activities	555,910,471
Effect of exchange rate on cash	(446,585)
Net change in cash and cash equivalents and restricted cash	59,936,877
Cash and cash equivalents at beginning of period and restricted cash	78,941,099
Cash and cash equivalents at end of period and restricted cash	$138,877,976
Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$2,031,210
Supplemental Disclosure of Non-Cash Financing Activities
Distributions to shareholders	$(166,617,734)
Reinvestment of distributions	$154,063,281

The accompanying notes are an integral part of these financial statements.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited)

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end management investment company and operates as a diversified company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). Both the Adviser and Alkeon are registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes (leverage). The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $50,000. Minimum subsequent investments must be at least $5,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest in Class A Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with brokers or dealers retained by Breakwater Group Distribution Services, LLC (the “Underwriter”) to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class A Shares are subject to distribution and shareholder servicing fees and Selling Agents who do not charge a front end load may charge their clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower, in the aggregate than a front end load). Unlike Class A Shares, Class W Shares are not subject to any sales load or distribution and shareholder servicing fees. Class W Shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable, and whose financial advisor recommends their investment in the Fund. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,100,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W Shares), and only as authorized by the Underwriter or the Fund, Class A Shares may be exchanged for Class W Shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transactions shall not be considered a repurchase from the Fund triggering a Fiscal Period (as defined below) end for purpose of calculation of the Incentive Fee (as defined below). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share. Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. Purchase orders for shares sold in connection with a monthly offering must be received prior to the close of business on the day of the month specified by the Underwriter (typically the last business day of the month).

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

1. Organization (continued)

Purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “Authoritative Guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Net increase in net assets resulting from operations, as presented in the Statement of Operations, with the exception of the distribution and shareholder servicing fee, is allocated pro rata between Class A and Class W Shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The distribution and shareholder servicing fee is allocated only to Class A Shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance therein.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. The Fund employs the specific identification method of inventory accounting. Dividends are recorded on the ex-dividend date, net of foreign withholding tax, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expense are recorded on the accrual basis. Dividends on securities sold, not yet purchased are an expense to the Fund. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange.

Domestic non-exchange traded equity securities are valued at their last reported price.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their last reported bid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.

When market quotations are not readily available, if a market quotation is “stale”, or when the valuation methods mentioned above are not reflective of the fair value of an asset or a liability, fair value will be determined in good faith based on observable and unobservable inputs relevant to the valuation of the asset under the oversight of the Board (“Fair Value Determination”).

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to Fair Value Determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board. For the six months ended March 31, 2020, no portfolio securities or liabilities were subject to Fair Value Determination.

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) for fair value measurement. ASC Topic 820 establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. ASC Topic 820 establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Over-the-counter financial derivative instruments, such as forward contracts and total return swaps, derive their values from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivative contracts that use valuation techniques and observable inputs as described above and in further detail below and have an appropriate level of market activity are categorized within Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased, Schedule of Written Options and the Schedule of Swap Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC Topic 820 fair value hierarchy levels as of March 31, 2020.

				Balance
	Level 1	Level 2	Level 3	March 31, 2020
Assets
Investment Securities
Common Stocks	$5,435,955,184	$—	$—	$5,435,955,184
Short-Term Securities	210,543,295	—	—	210,543,295
Purchased Options	398,221,738	2,211,708	—	400,433,446
Total Return Swap Contracts	—	169,293,273	—	169,293,273
Total Assets	$6,044,720,217	$171,504,981	$—	$6,216,225,198

Liabilities
Securities Sold, Not Yet Purchased
Common Stocks	$1,674,606,995	$—	$—	$1,674,606,995
Written Options	10,074,512	—	—	10,074,512
Total Return Swap Contracts	—	54,762,622	—	54,762,622
Total Liabilities	$1,684,681,507	$54,762,622	$—	$1,739,444,129

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At March 31, 2020 the Fund held $77,849,318 in cash equivalents in a BNY Mellon overnight interest-bearing account, $28,909,499 in U.S. Dollars, $5,920,237 in U.S. Dollars restricted cash and $26,198,922 in foreign currency cash balances. These amounts are presented in the Statement of Assets and Liabilities as cash and cash equivalents. Money market accounts are not subject to federally insured bank deposit limits.

The Fund maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

As further discussed in Note 2.f., the Fund has additional cash and cash equivalents on deposit with brokers primarily to satisfy margin and short sale requirements at March 31, 2020.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with Authoritative Guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Also, the Fund intends to distribute each year substantially all of its net investment company taxable income and net realized capital gains, if any, to shareholders and therefore not be required to pay federal income taxes. Accordingly, no provision for federal income or excise tax is required.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar and foreign currency cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc., Merrill Lynch Professional Clearing Corp. and Credit Suisse Securities (USA) LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from broker primarily represents receivables for funds held by the broker which result from cash proceeds from the unwinding of swap positions and other trades. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of debit cash balances generated through trading activities held at the Fund’s custodian, The Bank of New York Mellon (the “Custodian”). All amounts due to brokers and custodians will be paid within one year.

Cash balances held at the Fund’s prime brokers that result from proceeds of securities sold, not yet purchased are presented as part of deposits at brokers for securities sold, not yet purchased in the Statement of Assets and Liabilities.

Due to broker also includes the obligation to return cash collateral received from a counterparty due to the appreciation in the fair market value of the fund’s swap instruments, as further discussed in Note 2.g.

g. Cash Collateral Received for Total Return Swap Contracts and Variation Margin Receivable/Payable

Cash is paid/received periodically (subject to certain thresholds) to/from the counterparty due to the appreciation or depreciation in the fair market values of the Fund’s swap instruments. Settled payments are recorded as Cash Collateral Received for total return swap contracts in the Statement of Assets and Liabilities. Variation Margin Receivable/Payable represents the amount of such payments due from/to counterparty which have not been settled in the Statement of Assets and Liabilities. As of March 31, 2020, the amount of such cash collateral received was $123,020,000 and the amount of Variation Margin Payable was $8,489,349 as presented in the Statement of Assets and Liabilities. See also Note 12 below.

h. Receivable for Investment Securities Sold and Payable for Investment Securities Purchased

Receivable for investment securities sold and Payable for investment securities purchased represents trades that occurred prior to the end of the Fiscal Period but have not settled as of the end of the Fiscal Period (as defined below). These amounts are presented in the Statement of Assets and Liabilities.

It’s the Fund’s policy to monitor the credit risk of the brokers with which it conducts business.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the six months ended March 31, 2020, Management Fees totaled $35,920,499, included in the Statement of Operations, of which $6,590,328 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

“Fiscal Period” means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase.

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the six months ended March 31, 2020, accrued Incentive Fees amounted to $135,820,409, which is presented in the Statement of Operations, of which $135,278,312 remained payable at the end of the reporting period as presented in the Statement of Assets and Liabilities.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

5. Distribution and Shareholder Servicing Fees

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees.

For the six months ended March 31, 2020, Distribution and Shareholder Servicing Fees amounted to $14,728,396 and is included in the Statement of Operations. At March 31, 2020, $2,687,293 remained payable as distribution and shareholder servicing fees as presented in the Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses. For the six months ended March 31, 2020, administration fees amounted to $1,055,591. At March 31, 2020, $1,284,277 of administration fees remained payable, as presented in the Statement of Assets and Liabilities, representing seven months’ worth of such fees. Morgan Stanley Fund Services USA LLC (“MSFS”) also provides certain additional reporting (non-distribution) services to the Fund. In consideration for such services, the Fund pays MSFS an amount not anticipated to exceed .01% of the Fund’s average net assets per year.

The Custodian serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

The Fund’s distributor is Breakwater Group Distribution Services LLC (“Breakwater”). Alkeon, the sole member of the Adviser, is the non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater, an underwriter under the federal securities laws, serves as Underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain Selling Agents to assist in the distribution of Shares. As described in Note 5 above and in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

Each Independent Trustee receives an annual retainer of $45,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote. Other than the foregoing, the Fund has no other commitments or contingencies.

8. Securities Transactions

Aggregate purchases and sales of long-term investment securities for the six months ended March 31, 2020 amounted to $4,642,732,104 and $3,730,935,589, respectively. For the six months ended March 31, 2020, there were no transactions of government securities.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33⅓ percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Fund’s investment program makes frequent use of leverage.

For the six months ended March 31, 2020, the average daily amount of such borrowings was $16,543,951 and the daily weighted average annualized interest rate was 3.31%. At March 31, 2020, the total amount of such borrowings was $64,517,027, presented as part of due to brokers in the Statement of Assets and Liabilities.

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Six Months Ended		For the Year Ended
	March 31, 2020 Shares		September 30, 2019 Shares
	Class A	Class W	Class A	Class W
Shares at the beginning of the period	191,151,522	53,737,645	162,447,134	37,334,526
Shares sold	25,290,798	11,558,875	30,210,800	15,838,842
Shares reinvested	6,762,274	2,202,465	7,704,411	1,781,606
Shares repurchased	(2,898,060)	(865,553)	(8,034,842)	(2,788,310)
Shares exchanged *	(374,069)	503,738	(1,175,981)	1,570,981
Net increase (decrease)	28,780,943	13,399,525	28,704,388	16,403,119
Shares at the end of the period	219,932,465	67,137,170	191,151,522	53,737,645

____________________
*	For the six months ended March 31, 2020 and year ended September 30, 2019, $7,048,599 and $21,056,793 represents the value of Class A and W Shares exchanged, in the aggregate, respectively. Different Share amounts are due to different net asset values between the Share classes.

As of March 31, 2020, the Adviser and its affiliates own 11,802.391 Class A Shares of the Fund.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in publicly traded equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. The Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The fees are presented as Stock loan fees on the Statement of Operations. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain.

The Fund’s short sales have the effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on swap contracts is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

Foreign (Non-U.S.) Risk – Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

The Fund may also invest in convertible bonds.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At March 31, 2020, the Fund held no positions of the above-mentioned investments.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

b. Exchange Traded Funds and Other Similar Instruments (continued)

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At March 31, 2020, the fair value of the above-mentioned investments was $(44,082,356) and is presented as part of securities sold, not yet purchased on the Statement of Assets and Liabilities.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

At March 31, 2020, the fair value of the above-mentioned investments was $210,543,295 and is presented as part of investments in securities on the Statement of Assets and Liabilities.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated notional amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

d. Total Return Swaps (continued)

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss generally consists of the net amount of payments that the Fund contractually is entitled to receive and/or the termination value at the end of the contract, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

The Fund’s total return swap contract counterparty is Morgan Stanley & Co., Inc.

At March 31, 2020, the net amount of the fair value of the above-mentioned investments was $114,530,651 and is presented as unrealized appreciation on total return swap contracts and unrealized depreciation on total return swap contracts on the Statement of Assets and Liabilities.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities (continued)

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At March 31, 2020, the net fair value of the above-mentioned investments was $388,147,226 and is presented as part of purchased options and as written options in the Statement of Assets and Liabilities.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions and in net realized gain/(loss) from investment activities on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Fund may enter into forward contracts for hedging and non-hedging purposes to pursue its investment objective. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

At March 31, 2020, the Fund held no positions of the above-mentioned investments.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

f. Foreign Currency Transactions (continued)

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At March 31, 2020, the fair value of the currency options was $2,211,708 and is presented as part of purchased options in the Statement of Assets and Liabilities.

12. Balance Sheet Offsetting

In the normal course of business, the Fund enters into derivative transactions subject to enforceable master netting agreements. International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions and related collateral entered into by the Fund and its counterparties. The Fund has entered into ISDA Master Agreements with all of its counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of termination or default.

Events of termination include conditions that may entitle the Fund/counterparty to elect to terminate an agreement early and cause the settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate a contract early could be material to the financial statements.

In an event of default (i.e. the Fund/counterparty a) fails to post collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), the counterparty/Fund has the right to set-off any amounts payable by the Fund/counterparty with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty/Fund has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options, and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund/counterparty. Generally, the amount of collateral due to/from a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from the counterparty’s non-performance.

The Fund has elected to not offset eligible financial instruments in the Statement of Assets and Liabilities pursuant to the ISDA Master Agreements.

The Fund’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Fund’s NAV over a specified time period. If an event occurred at March 31, 2020 that triggered a contingent feature, the counterparty to the agreement may require the Fund to post additional collateral or terminate the derivative positions and demand payment. Any collateral already posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivative instruments in a net liability position for the Fund as of March 31, 2020, as disclosed in the table below. The aggregate fair value of cash and securities posted as collateral as of March 31, 2020 was $208,099,146. If the credit-risk-related contingent features were triggered at the end of the reporting period, no additional collateral would be required to be posted.

At March 31, 2020, no event occurred that triggered a credit-risk-related contingent feature.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

12. Balance Sheet Offsetting (continued)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Assets			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Assets	Instruments	Received (a)	Amount
Total return swap
contracts	$169,293,273	$(54,762,622)	$114,530,651	$—	$114,530,651	$—
Purchased
options	$400,433,446	$—	$400,433,446	$—	$—	$400,433,446

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Liabilities			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Liabilities	Instruments	Pledged (a)	Amount
Total return swap
contracts	$54,762,622	$(54,762,622)	$—	$—	$—	$—
Written options	$10,074,512	$—	$10,074,512	$—	$—	$10,074,512
____________________

(a)	As of March 31, 2020, the total amount of cash or securities collateral received/pledged is more than the amount reported due to over-collateralization. As of March 31, 2020, the amount of cash or securities collateral received from the counterparty is $123,020,000 and is included as part of cash collateral received for total return swap contracts in the Statement of Assets and Liabilities. The amount of cash or securities collateral pledged to the counterparty is $208,099,146. Securities collateral pledged to the counterparty is based off of notional exposure. The amount of collateral pledged to the counterparty is currently included in the Dreyfus Treasury & Agency Cash Management, Institutional investment, as noted within the Schedule of Investments.

The fair value of derivative instruments as of March 31, 2020 was as follows:

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Asset derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$169,293,273	$—
Purchased options (b)	398,221,738	2,211,708
Total	$567,515,011	$2,211,708

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Liability derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (c)	$54,762,622	$—
Written options (d)	10,074,512	—
Total	$64,837,134	$—

(a)	Presented as part of unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
(b)	Presented as part of purchased options, at fair value in the Statement of Assets and Liabilities.
(c)	Presented as part of unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.
(d)	Presented as part of written options, at fair value in the Statement of Assets and Liabilities.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

12. Balance Sheet Offsetting (continued)

Effect of derivative instruments trading activities for the six months ended March 31, 2020:

	Realized gain/(loss) recognized on
	the Statement of Operations
		Foreign
Derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$40,643,269	$—
Purchased options (b)	404,791,454	(2,847,924)
Total	$445,434,723	$(2,847,924)

(a)	Presented as part of net realized gain/(loss) from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net realized gain/(loss) from purchased options in the Statement of Operations.

	Net change in unrealized gain/(loss)
	recognized on the
	Statement of Operations
		Foreign
Derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$(23,641,532)	$—
Purchased options (b)	2,430,184	(771,934)
Written options (c)	12,078,121	—
Total	$(9,133,227)	$(771,934)

(a)	Presented as part of net change in unrealized appreciation/depreciation from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net change in unrealized appreciation/depreciation from purchased options in the Statement of Operations.
(c)	Presented as part of net change in unrealized appreciation/depreciation from written options in the Statement of Operations.

The average volume of derivative activities for the six months ended March 31, 2020 are as follows:

Derivatives not accounted for as hedging instruments	Derivative Volume
Total return swap contracts (a)	$75,595,455
Purchased options (b)	372,206,365
Forward contracts (c)	(3,164,662)

(a)	Average notional cost basis of the underlying securities within each total return swap contract at the end of each month of the Fiscal Period.
(b)	Average cost basis of the purchased options at the end of each month of the Fiscal Period.
(c)	Average cost basis of the written options at the end of each month of the Fiscal Period.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

13. Federal Tax Information

During the year ended September 30, 2019, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net deferral of qualified late year losses; (4) deferred straddle losses; and (5) net operating losses.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of September 30, 2019, the Fund had no capital loss carryovers available to offset possible future capital gains. Under federal tax law, capital loss realized after October 31, 2018 and certain ordinary losses realized after December 31, 2018 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended September 30, 2019, the Fund incurred and elected to defer qualified late-year ordinary loss of $161,862,279.

As of September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income:	$—
Undistributed long-term capital gains:	162,915,426
Accumulated realized capital and other losses:	(161,862,279)
Net unrealized appreciation/depreciation:	1,417,551,214
Total	$1,418,604,361

As of March 31, 2020, the aggregate unrealized appreciation/depreciation and the aggregate cost of investment securities for tax purposes, including securities sold, not yet purchased, options, forward contracts and swap contracts were as follows:

Excess of value over tax cost gross appreciation	$1,554,028,297
Excess of tax cost over value gross depreciation	(70,271,722)
Net unrealized appreciation	$1,483,756,575

Cost of total investments for income tax purposes	$4,052,568,914

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

13. Federal Income Tax Information (continued)

The authoritative guidance requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to the write-off of net investment loss. For the year ended September 30, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase	Increase
	Undistributed	Accumulated
Decrease	Net Investment	Realized
Paid-in-Capital	Income/(Loss)	Gain/(Loss)
$(101,555,664)	$129,288,404	$(27,732,745)

During the years ended September 30, 2019, and September 30, 2018, the tax character of the dividends paid by the Fund was $145,502,044 long-term capital gains and $55,380,499 long-term capital gains, respectively.

ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s financial statements. ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC Topic 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2015 through 2018, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2019, the Fund had no deferred tax liability.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown.

	Class A
	For the	For the	For the	For the	For the	For the
	Six Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016	2015
Net asset value per Share,
beginning of period	$17.84	$17.06	$16.26	$13.67	$12.56	$12.76
Income from investment operations (a):
Net investment income/(loss)	(0.80)	(0.87)	(0.80)	(1.15)	(0.58)	(0.40)
Net realized and net change in
unrealized gain/(loss) from
investment activities, foreign
currency transactions, forward
contracts, purchased options
and total return swaps	2.97	2.35	1.96	3.90	1.72	0.69
Total income/(loss) from
investment operations	2.17	1.48	1.16	2.75	1.14	0.29
Distributions to shareholders:
Total distributions
to shareholders	(0.65)	(0.70)	(0.36)	(0.16)	(0.03)	(0.49)
Net asset value per Share, end of period	$19.36	$17.84	$17.06	$16.26	$13.67	$12.56
Total return—gross (b) (c) (d)	15.30%	11.93%	8.81%	25.24%	11.20%	2.21%
Total return—net (b) (c) (d)	12.38%	9.60%	7.27%	20.38%	9.08%	2.14%
Ratios/supplemental data:
Net assets (dollars in thousands),
end of period	4,257,794	3,410,060	2,770,900	2,036,070	1,598,802	1,548,684
Average net assets (dollars in
thousands), end of period	3,927,899	3,035,975	2,434,394	1,736,959	1,634,591	1,596,336
Ratio of expenses to average net
assets (d) (e)	7.51%	7.29%	6.37%	9.60%	6.03%	4.02%
Ratio of net investment income/(loss)
to average net assets (d) (e)	(5.66%)	(5.19%)	(4.73%)	(7.93%)	(4.45%)	(3.04%)
Ratio of incentive fee to average
net assets (c) (d)	2.84%	2.42%	1.67%	4.76%	1.96%	0.10%
Ratio of expenses without incentive
fee to average net assets (d) (e)	4.67%	4.87%	4.70%	4.84%	4.07%	3.92%
Ratio of expenses without incentive
fee, dividend & interest
expense and security trading
related expenses to average net
assets (d) (e)	2.38%	2.40%	2.40%	2.37%	2.44%	2.46%
Ratio of net investment income/(loss)
without incentive fee to average
net assets (d) (e)	(2.82%)	(2.77%)	(3.06%)	(3.17%)	(2.49%)	(2.94%)
Portfolio turnover on investments
in securities (c)	75%	94%	125%	85%	86%	85%
Average debt ratio (e)	0.35%	0.32%	0.29%	0.18%	0.21%	1.35%
Average commission rate paid	$0.03	$0.04	$0.04	$0.04	$0.02	$0.02

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

14. Financial Highlights (continued)

	Class W
						For the period
						April 1, 2015
	For the	For the	For the	For the	For the	(date of
	Six Months	Year	Year	Year	Year	inception)
	Ended	Ended	Ended	Ended	Ended	through
	March 31,	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016	2015
Net asset value per Share, beginning of period	$13.37	$12.89	$12.28	$10.29	$9.39	$10.00
Income from investment operations (a):
Net investment income/(loss)	(0.54)	(0.55)	(0.50)	(0.80)	(0.40)	0.21
Net realized and net change in unrealized gain/(loss)
from investment activities, foreign currency
transactions, forward contracts, purchased
options and total return swaps	2.21	1.73	1.47	2.95	1.33	(0.82)
Total income/(loss) from investment operations	1.67	1.18	0.97	2.15	0.93	(0.61)
Distributions to shareholders:
Total distributions to shareholders	(0.65)	(0.70)	(0.36)	(0.16)	(0.03)	—
Net asset value per Share, end of period	$14.39	$13.37	$12.89	$12.28	$10.29	$9.39
Total return—gross (b) (c) (d)	15.64%	12.52%	9.35%	25.92%	11.36%	(7.80%)
Total return—net (b) (c) (d)	12.79%	10.42%	8.09%	21.25%	9.92%	(6.10%)
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	966,339	718,477	481,211	235,260	156,121	6,314
Average net assets (dollars in thousands),
end of period	862,748	583,106	357,231	189,788	95,122	3,288
Ratio of expenses to average net assets (d) (e)	6.75%	6.44%	5.55%	8.98%	5.62%	0.20%
Ratio of net investment income/(loss) to average
net assets (d) (e)	(4.90%)	(4.34%)	(3.89%)	(7.30%)	(4.05%)	0.94%
Ratio of incentive fee to average net assets (c) (d)	2.82%	2.32%	1.58%	4.86%	2.28%	(3.36%)
Ratio of expenses without incentive fee to average
net assets (d) (e)	3.93%	4.12%	3.97%	4.12%	3.34%	3.56%
Ratio of expenses without incentive fee, dividend
& interest expense and security trading related
expenses to average net assets (d) (e)	1.64%	1.65%	1.65%	1.63%	1.68%	1.70%
Ratio of net investment income/(loss) without
incentive fee to average net assets (d) (e)	(2.08%)	(2.02%)	(2.31%)	(2.44%)	(1.77%)	(2.42%)
Portfolio turnover on investments in securities (c)	75%	94%	125%	85%	86%	85%
Average debt ratio (e)	0.35%	0.32%	0.29%	0.18%	0.21%	1.35%
Average commission rate paid	$0.03	$0.04	$0.04	$0.04	$0.02	$0.02
____________________

(a)	Per Share amounts presented are based on the average monthly Shares outstanding throughout the period indicated.
(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.
(d)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.
(e)	Annualized for periods of less than one year.

Appendix A

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—MARCH 31, 2020 (Unaudited) (continued)

15. New Accounting Pronouncements

On August 28, 2018, FASB issued Accounting Standards Update 2018-13 (the “ASU”), which changes the fair value measurement disclosure requirements of ASC 820. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. The Adviser has evaluated the impact of the adoption of the ASU on the Fund’s financial statements and related disclosures and has found that there is no material impact on them. The financial statements presented are in compliance with the ASU.

16. Subsequent Events

Subsequent to March 31, 2020, and through May 26, 2020, the Fund had capital subscriptions of $396,412,201 and $139,202,518 in Class A shares and Class W shares, respectively.

The recent Coronavirus outbreak has been declared a pandemic by the World Health Organization and recently has spread to the United States and many other parts of the world and may adversely affect the value and the performance of the Fund’s investments. The outbreak of the Coronavirus (“COVID-19”) continues to grow both in the U.S. and globally, and related government and private sector responsive actions may adversely affect the Fund’s investments. The extent to which COVID-19 impacts the Fund’s results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions taken to contain it or treat its impact.

PART C – OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

25(1)	Financial Statements:

The following statements of ACAP Strategic Fund (the “Registrant”) are included as Appendix A in Part B of this Registration Statement:

Annual Audited Financial Statements:

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of September 30, 2019

Schedule of Investments as of September 30, 2019

Schedule of Purchased Options as of September 30, 2019

Schedule of Securities Sold, Not Yet Purchased as of September 30, 2019

Schedule of Swap Contracts as of September 30, 2019

Statement of Operations for the year ended September 30, 2019

Statement of Changes in Net Assets for the years ended September 30, 2019 and September 30, 2018

Statement of Cash Flows for the year ended September 30, 2019

Notes to Financial Statements

Unaudited Financial Statements:

Statement of Assets and Liabilities as of March 31, 2020

Schedule of Investments as of March 31, 2020

Schedule of Purchased Options as of March 31, 2020

Schedule of Securities Sold, Not Yet Purchased as of March 31, 2020

Schedule of Written Options as of March 31, 2020

Schedule of Swap Contracts as of March 31, 2020

Statement of Operations for the six months ended March 31, 2020

Statement of Changes in Net Assets for the six months ended March 31, 2020 and the year ended September 30, 2019

Statement of Cash Flows for the six months ended March 31, 2020

Notes to Financial Statements

25(2)	Exhibits

	(a)(1)	Certificate of Trust, dated June 26, 2009.(1)

	(a)(2)	Certificate of Amendment to Certificate of Trust, dated June 30, 2009.(1)

	(a)(3)	Certificate of Amendment to Certificate of Trust, dated August 7, 2009.(2)

	(a)(4)	Certificate of Amendment to Certificate of Trust, dated October 1, 2009.(2)

	(a)(5)	Certificate of Amendment to Certificate of Trust, dated November 17, 2009.(2)

	(a)(6)	Amended and Restated Certificate of Trust, dated December 29, 2009.(2)

	(a)(7)	Agreement and Declaration of Trust.(1)

	(a)(8)	Amended and Restated Declaration of Trust.(2)

	(b)	By-Laws of Registrant.(1)

	(c)	Not Applicable.

(d)	Incorporated by reference to Exhibits (a)(3) and (b) above.

(e)	Included in Registrant’s Prospectus.

(f)	Not Applicable.

(g)(1)	Form of Investment Advisory Agreement between the Registrant and SilverBay Capital Management LLC (the “Adviser”).(2)

(g)(2)	Amendment No. 1 to Investment Advisory Agreement between Registrant and the Adviser(7)

(h)(1)	Form of Selling and Shareholder Servicing Agreement between the Underwriter and the dealers to become parties thereto.(2)

(h)(2)	Distribution Agreement between Registrant and Breakwater Group Distribution Services, LLC (“Breakwater” or the “Underwriter”) (9)

(h)(3)	Sub-Distribution Agreement between Breakwater and Foreside Fund Services, LLC(8)

(i)	Not Applicable.

(j)(1)	Form of Custodian Services Agreement between the Registrant and The Bank of New York Mellon (“BNY”).(2)

(j)(2)	Form of Special Custody Account Agreement by and among the Registrant, BNY and Morgan Stanley & Co. Incorporated. (2)

(j)(3)	Form of Special Custody Account Agreement by and among the Registrant, BNY and Credit Suisse Securities (USA) LLC.(6)

(j)(4)	Form of Foreign Custody Manager Agreement by and among the Registrant and The Bank of New York Mellon.(5)

(j)(5)	Form of Special Custody Account Agreement by and among the Registrant, BNY and Merrill Lynch Professional Clearing Corp. (9)

(k)(1)	Form of Administration and Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”).(2)(4)

(k)(2)	Form of Transfer Agency Services Agreement between the Registrant and PNC.(2)(4)

(k)(3)	Power of Attorney.(3)

(k)(4)	Amendment No. 1 to Administration and Accounting Services Agreement between the Registrant and BNYMIS.(8)

(k)(5)	Amendment No. 2 to Administration and Accounting Services Agreement between the Registrant and BNYMIS.(9)

(l)	Opinion and Consent of Kramer Levin Naftalis & Frankel LLP.*

(m)	Not Applicable.

(n)	Consent of Grant Thornton LLP, the independent registered public accountant of the Registrant.*

(o)	Not Applicable.

(p)	Form of Agreement Regarding Provision of Initial Capital.(2)

(q)	Not Applicable.

(r)(1)	Amended Code of Ethics of the Registrant(8)

(r)(2)	Amended Joint Code of Ethics of the Adviser and Alkeon.*

(r)(3)	Amended Code of Ethics of Breakwater(8)

(1) Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-160653), filed July 17, 2009.
(2) Previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-160653 and 811-22312), filed December 30, 2009.
(3) Previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File Nos. 333-160653 and 811-22312), filed December 16, 2009.
(4) BNYMIS (formerly PNC Global Investment Servicing (U.S.) Inc.) currently serves as the Registrant’s administrator.
(5) Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-179747 and 811-22312), filed February 27, 2012.
(6) Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186928 and 811-22312), filed February 27, 2013.
(7) Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186928 and 811-22312), filed January 27, 2016.
(8) Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-201681 and 811-22312), filed January 17, 2017.
(9) Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-229309 and 811-22312), filed January 18, 2019.
* Filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses, payable by the Registrant in connection with the issuance and distribution of the securities covered by this registration statement.

All Figures are estimates
Registration fees	$389,400
Legal fees and expenses	$6,000
Printing and mailing	$38,513
Accounting fees and expenses	$21,000
Blue Sky fees	$241,293
Total	$696,206

Item 28. Persons Controlled by or Under Common Control

Not applicable.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s shares as of April 30, 2020:

Number of
Title of Class	Record Holders
Shares of Beneficial Interest	26,642

Item 30. Indemnification

Reference is made to Section 2, Article VII of the Registrant’s Amended and Restated Declaration of Trust (“Declaration of Trust”), previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-160653 and 811-22312), filed December 30, 2009, and Section 13(a) of the Registrant’s Investment Advisory Agreement (the “Advisory Agreement”), previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-160653 and 811-22312), filed December 30, 2009. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant will maintain insurance on behalf of any person who is an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of the Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, officer, or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in Part A and B of this registration statement. Additional information can be found in the Form ADV of the Adviser and Alkeon, as filed with the SEC (SEC File No. 801-70549 and 801-60773, respectively), and are incorporated herein by this reference.

Item 32. Location of Accounts and Records

BNYMIS, the Fund’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 301 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser at 350 Madison Avenue, 20th Floor, New York, New York 10017.

Item 33. Management Services

Except as described or in the SAI under the caption “Investment Advisory and Other Services” and “General Information,” the Registrant is not a party to any management service related contract.

Item 34. Undertakings

The Registrant expects to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines (unrelated to repurchases of shares) by more than 10 percent (for a sustained period) from its net asset value as of the effective date of the registration statement or (2) the net asset value increases (for a sustained period unrelated to investor subscriptions) to an amount greater than its net proceeds as stated in the Prospectus.

The Registrant undertakes, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), as follows:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(b) To reflect in the Prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the undersigned certifies that it meets all of the requirements for immediate effectiveness of this registration statement pursuant to Rule 486(b) under the Securities Act of 1933, as amended, and has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 5th day of June, 2020.

ACAP STRATEGIC FUND

By:	/s/ Gregory D. Jakubowsky
Name: Gregory D. Jakubowsky
Title: President and Principal Executive Officer

Pursuant to requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

	Title	Date
/s/ Gregory D. Jakubowsky	President, Principal Executive Officer and Trustee	June 5, 2020
Gregory D. Jakubowsky

/s/ George Mykoniatis	Treasurer and Principal Financial Officer	June 5, 2020
George Mykoniatis

/s/ William F. Murphy	Trustee	June 5, 2020
William F. Murphy*

/s/ Jorge Orvananos	Trustee	June 5, 2020
Jorge Orvananos*

*By:	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky,
attorney-in-fact

EXHIBIT INDEX

Exhibits	Description

(l)	Opinion and Consent of Kramer Levin Naftalis & Frankel LLP

(n)	Consent of Grant Thornton LLP, the independent registered public accountant of the Registrant

(r)(2)	Amended Joint Code of Ethics of the Adviser and Alkeon.